Pursuant to Rule 497(c)
Registration No. 333-102578

EXCELSIOR BUYOUT INVESTORS, LLC

$100,000,000

Units of Membership Interest

Minimum Subscription—$25,000

Excelsior Buyout Investors, LLC, or the “Fund,” is a newly organized, non-diversified, closed-end management investment company that has registered its securities under the Securities Act of 1933, as amended (the “Securities Act”) and has registered as an investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Fund’s investment objective is to achieve long-term capital appreciation. The Fund intends to pursue its objective by investing primarily in a broad-based portfolio of value-oriented buyout funds whose sponsors in turn will invest in existing businesses in leveraged buyout transactions. These buyout funds in which the Fund will invest are generally not registered under the Investment Company Act and the interests in these funds are generally not registered under the Securities Act. The Fund’s focus will be on the North American “Middle-Market” segment of the buyout market while also potentially having some exposure to distressed investing and European buyouts. See “The Fund” and “Investment Objective and Strategies.” There is no assurance that the Fund’s objective can be achieved.

This prospectus contains information you should know before investing, including risk information. Please read it before you invest and keep it for future reference. Additional information about the registrant has been filed with the Securities and Exchange Commission (the “Commission”) and is available upon written or oral request without charge. In addition, the Commission maintains a Web site (http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that file electronically with the Commission. You may also request a free copy of this information by writing or calling the Fund at U.S. Trust Company, N.A. 225 High Ridge Road, Stamford, Connecticut 06905 at (203) 352-4494.

AN INVESTMENT IN THE FUND WILL BE ILLIQUID UNTIL ITS UNDERLYING INVESTMENTS ARE LIQUIDATED. INVESTORS MUST BE WILLING AND ABLE TO BEAR THE RISKS OF AN INVESTMENT IN THE FUND UNTIL THAT TIME.

THESE ARE SPECULATIVE SECURITIES. YOU SHOULD INVEST ONLY IF YOU CAN AFFORD A COMPLETE LOSS OF YOUR INVESTMENT. SEE “PRINCIPAL RISK FACTORS RELATING TO THE FUND” BEGINNING ON PAGE 13.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

	Price to Public (1)	Sales Load (2)	Proceeds to Registrant or Other Persons (3)
Per Unit	$1,000	None
Total Minimum	$50,000,000	None	$49,550,000
Total Maximum	$100,000,000	None	$99,550,000

(1)	The minimum initial investment in the Fund is $25,000, subject to waiver. Units are made available through Charles Schwab & Co., Inc., a registered broker-dealer and the Fund’s distributor (the “Distributor”). The first subscription closing will be held on or about the fifth business day after receipt by the Fund of subscriptions totaling $50,000,000 (or such lesser amount as determined by the Managing Member in its sole discretion) (the “Minimum Subscription Amount”). The Fund may continue to offer Units at net asset value and accept subscriptions for such Units from time to time at subsequent subscription closings until September 30, 2003, subject to extension. If the Minimum Subscription Amount has not been obtained by such date, or extension, the Managing Member may elect to terminate the offering.
(2)	The Investment Adviser has agreed to reimburse the Distributor for its out-of-pocket expenses in connection with this offering.
(3)	The Fund expects to incur organizational and offering expenses of approximately $450,000.

The Fund reserves the right to withdraw, cancel or modify the offering and to reject any subscription in whole or in part. The Fund will not accept proceeds until the Minimum Subscription Amount has been obtained. Payments transmitted by subscribers to the Fund, or to the Distributor, for investment in the Fund prior to the applicable closing date will be deposited in an interest-bearing bank escrow account with PNC Bank, Delaware pending closing. See “The Offering.”

U.S. Trust Company, N.A. acting through its registered investment advisory division, U.S. Trust Company, N.A. Asset Management Division, will serve as investment adviser to the Fund (the “Investment Adviser”) and will be responsible for the management of the Fund’s assets and monitoring the performance of the Fund’s investments. Excelsior Buyout Management, LLC (the “Managing Member”) will serve as the Managing Member of the Fund and will be responsible for the day-to-day management of the Fund. Units may be purchased only by persons who represent to the Fund that he, she or it (i) has at least $750,000 under the management of the Investment Adviser and its affiliates, or (ii) prior to his, her or its subscription to the Fund (a) has a net worth of more than $1,500,000 or (b) has $5 million in investments (if an individual) or $25 million in investments (if an institution) and who makes the other representations included in the Subscription Agreement to be entered into by each investor.

The date of this prospectus is June 6, 2003.

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FEE TABLE

Unitholder Transaction Expenses

Sales Load (as a percentage of offering price)	None *

Annual Expenses (as a percentage of net assets attributable to Units)
Management Fees**	1.00%
Other Expenses***	0.50%
Total Annual Expenses	1.50%

*	The Investment Adviser has agreed to reimburse the Distributor its out-of-pocket expenses incurred in connection with this offering.
**	The Management Fee will be payable at the annual rate of 1.00% of the net asset value of the Fund, determined and payable at the end of each fiscal quarter. The Investment Adviser has agreed to waive this fee during the subscription period, which will end on the final subscription closing date (not later than September 30, 2003, subject to extension). The Investment Adviser is also entitled to an “Incentive Carried Interest” in an amount equal to 5% of all distributions to the members of the Fund in excess of their capital contributions, subject to prior payment to the members of a preferred return of 8%. See “Management” and “Capital Accounts, Allocations and Distributions.”
***	“Other Expenses” are based on estimated amounts for the current fiscal year, and include among other things, administration fees, legal fees, the independent auditor’s fees, printing costs and fees payable to the managers of the Board of Managers who are independent.

“Other Expenses” do not include fees and expenses charged by the Underlying Funds in which the Fund will invest. The Investment Adviser has not identified the Underlying Funds in which the Fund will invest at this time. However, funds similar to the Underlying Funds typically charge an annual advisory fee on the aggregate net asset value of such fund and an incentive fee or incentive allocation on the net profits of such fund. The overall fees and expenses of the Fund, including the Incentive Carried Interest borne by investors, will be higher than the fees and expenses of most other registered investment companies, but generally will be similar to those of private investment funds and certain other registered investment companies with investment programs similar to those of the Fund. As a result of the Fund’s fees and expenses, the returns for Fund investors will be lower than those of investors who invest in the Underlying Funds directly.

Example	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return:
Example(1)	$15	$47	$82	$179

THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN IN THE EXAMPLES.

The Fee Table summarizes the aggregate expenses of the Fund in order to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The Fund’s investments in private funds will also cause an investor, indirectly through the Fund, to bear his, her or its pro rata share of the fees, expenses and any carried interest or incentive compensation paid by such funds. For a more complete description of the various costs and expenses, see “Management” and “Capital Accounts, Allocations and Distributions.”

(1)	Assumes a management fee of 1.00% of the Fund’s net asset value and other expenses of 0.50% of the Fund’s net assets (and does not include the Incentive Carried Interest because the assumed rate of return of 5% in the Example is below the Fund’s preferred rate of return of 8%).

PROSPECTUS SUMMARY

This summary is qualified in its entirety by reference to the more detailed information included in this prospectus and to the Fund’s operating agreement (the “Operating Agreement”) attached hereto as Appendix A.

The Fund

The Fund is a Delaware limited liability company formed on January 7, 2003. The Fund is a closed-end, non-diversified management investment company that has registered its securities under the Securities Act of 1933, as amended (the “Securities Act”) and has registered as an investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Fund provides investors with the opportunity to participate, with a minimum investment of $25,000, in value-oriented, buyout-focused funds managed by unaffiliated third parties. “Value-oriented” refers to companies that are determined to be favorably priced by fundamental measures of their intrinsic value. “Buyout focused” funds are funds that use their capital to purchase a controlling interest in corporations in order to take over the assets or operations of such corporations. These investment opportunities are generally not available to the public and typically require substantially larger commitments than the minimum investment in the Fund. See “The Fund,” “Principal Risks Relating to the Fund,” “The Offering” and “Description of Units.”

Investment Objective and Policies; Underlying Funds

The Fund’s investment objective is to achieve long-term capital appreciation. Current income is not an objective. The Fund currently intends to achieve its objective primarily by making investments in 8 to 12 (when fully invested) underlying domestic buyout-focused funds that offer the potential for capital appreciation. The Fund expects to invest at least 70% of its assets in domestic private equity buyout funds. The Fund may also seek to invest up to 30% of its assets in European buyout funds and funds that invest in companies that are involved in corporate restructurings and other similar transactions such as liquidations, spinoffs or bankruptcies (distressed investing) (collectively, the “Underlying Funds”).

The Underlying Funds are intended to be a broad-based group of leading value-oriented, private equity funds that focus primarily on leveraged buyout transactions (transactions in which a substantial portion of the purchase price is funded through borrowing). “Private equity” is an investment strategy that involves the purchase of equity in a private transaction. The Underlying Funds’ investment programs will focus primarily on buyouts of middle-market companies (consisting of companies with enterprise values ranging from $50 million to $1 billion). The Underlying Funds’ investment programs will also focus on investing in or purchasing controlling interests in mature private or public companies. After assuming a controlling interest in such companies, the Underlying Funds will endeavor to cause their portfolio companies to concentrate financial resources in more profitable directions and may divest unprofitable divisions or products.

There can be no assurance that the Fund or the Underlying Funds will achieve their investment objectives. See “Investment Objective and Strategies,” “Principal Risks Relating to the Fund,” and “Strategy and Principal Risks of Underlying Funds.”

Investment Adviser

U.S. Trust Company, N.A. a national bank, acting through its registered investment advisory division, U.S. Trust Company, N.A. Asset Management Division, will serve as investment adviser to the Fund (the “Investment Adviser” or “U.S. Trust Company”). The Investment Adviser will be responsible for identifying, evaluating, structuring, monitoring and disposing of the Fund’s investments in the Underlying Funds.

Managing Member

Excelsior Buyout Management, LLC (the “Managing Member”) will be the Managing Member of the Fund pursuant to the operating agreement of the Fund. The Managing Member will be responsible for the day-to-day management of the Fund and for providing, or arranging for third parties to provide, administrative services reasonably necessary for the operation of the Fund and the conduct of its business subject to the supervision of the Board of Managers. The Managing Member will make an investment in the Fund in exchange for Units.

Management Fee; Incentive Carried Interest

The Fund will pay the Investment Adviser a management fee at an annual rate equal to 1.00% of the Fund’s net asset value determined and payable as of the end of each fiscal quarter. The Investment Adviser has agreed to waive its management fee for the Fund during the subscription period, which will end on the final subscription closing date (not later than September 30, 2003, subject to extension).

After the members of the Fund (the “Members”) have received distributions equal to the amount of their capital contributions and a cumulative preferred annual rate of return of 8% on their unreturned capital contributions, the Investment Adviser will receive distributions in an amount equal to 5% of the distributions to the Members in excess of their capital contributions (the “Incentive Carried Interest”).

For example, if a Member invested $100,000 in the Fund and received $50,000 after four years and $50,000 after five years, then the Incentive Carried Interest would not be available until an additional $36,000 was paid to the Member ($32,000 for the four years in which $100,000 remained unreturned and $4,000 for the fifth year in which $50,000 remained unreturned).

Investors in the Fund will indirectly bear their pro rata portion of the fees and expenses payable by the Fund to the Investment Adviser and the Managing Member and by the Underlying Funds in which the Fund invests to their advisers (including management and performance fees).

Administrator

PFPC Inc. (the “Administrator”), performs certain administration, accounting and investor services for the Fund. In consideration for these services, the Fund will pay the Administrator an annual fee, payable monthly, equal to approximately .07% to .105% of the Fund’s average net assets, subject to a minimum monthly fee of approximately $4,200, and will reimburse the Administrator for certain of the Administrator’s expenses.

Investor Qualifications; Subscription Process

Each subscriber will be required to complete, execute and deliver to the Fund an executed copy of a subscription agreement (the “Subscription Agreement”), which will form a binding contract of the investor. Units may be purchased only by persons who represent to the Fund that he, she or it (i) has at least $750,000 under the management of the Investment Adviser and its affiliates, or (ii) prior to his, her or its subscription to the Fund (a) has a net worth of more than $1,500,000 or (b) has $5 million in investments (if an individual) or has $25 million in investments (if an institution) and who make the other representations included in the Subscription Agreement to be entered into by each investor.

The Fund intends to notify investors of the dates of the closings and acceptance of investors’ subscriptions. Pursuant to the Subscription Agreement, a Member’s (as hereinafter defined) subscription amount is required to be paid on or before the final subscription closing date (not later than September 30, 2003, subject to extension). At the first subscription closing, the Fund will issue one Unit for each $1,000 of capital contribution. Thereafter, Units will be issued at net asset value. Certificates for Units may be issued by the Fund, in the sole discretion of the Managing Member.

Minimum Investment	The minimum subscription amount is $25,000. The Fund has the right to waive this minimum amount, at its discretion. See “The Offering.”

The Offering

The Fund is offering investors the opportunity to subscribe to make capital contributions to the Fund in exchange for membership interests in the Fund. The Fund is seeking $100 million in aggregate capital from investors. The Fund will have an initial closing if it receives subscriptions totaling at least $50 million (or such lesser amount as determined by the Managing Member in its sole discretion) (the “Minimum Subscription Amount”). The Fund is offering up to 100,000 units of membership interests at a price per unit of $1,000 (the “Units”). Units are made available through Charles Schwab & Co., Inc., a registered broker-dealer and the Fund’s distributor (the “Distributor”). The offering will terminate on September 30, 2003, subject to acceleration or extension by the Managing Member to a date not later than December 31, 2003 (the “Termination Date”). If the Minimum Subscription Amount has not been obtained by the Termination Date, the Managing Member may elect to terminate the offering and all proceeds from the offering that have been placed in escrow will be refunded to investors with any interest earned thereon.

The Fund expects to have its first closing (the “first subscription closing”) approximately five business days after the Fund receives subscriptions totaling at least the Minimum Subscription Amount. The Fund may continue to accept subscriptions for Units from time to time at subsequent closings (each a “subsequent subscription closing”) until the Termination Date. The Investment Adviser has agreed to reimburse the Distributor its out-of-pocket expenses incurred in connection with this offering. Generally, units will be sold by the Distributor to investors who are customers of the Investment Adviser and its affiliates.

Payments transmitted by subscribers to the Fund, or to the Distributor, for investment in the Fund prior to the applicable closing date will be deposited in an interest-bearing bank escrow account with PNC Bank, Delaware pending each closing. Any checks should be made payable to PNC Bank Delaware, as “Escrow Agent,” and must be transmitted by the Distributor directly to PFPC Inc. as Escrow Administrator by noon of the next business day after receipt. Funds deposited into escrow accounts will be invested in accordance with Rule l5c2-4 of the Securities Exchange Act of 1934 until the relevant subscription closing or the termination of the offering. In the event the Fund rejects a subscriber’s Subscription Agreement or a subscriber elects to withdraw his, her or its subscription prior to his, her or its subscription closing date, PFPC Inc. will promptly deliver to such subscriber all funds received; any interest earned on such funds will be returned within five business days of the next subscription closing after such rejection or withdrawal.

Use Of Proceeds

The Fund intends to invest the net proceeds of this offering in accordance with its investment objective and principal strategies as soon as practicable after receipt of investor funds. The Fund anticipates that there will be a significant period of time (up to two years) before the Fund becomes fully invested or committed. The Fund intends to invest or commit to invest more than 50% of the proceeds from the offering in the Underlying Funds within one year after the final subscription closing date. A delay is common for companies such as the Fund. The limited number of potential funds that may qualify as Underlying Funds coupled with the limited availability of such funds, given that they are not publicly and continuously offered, will affect the Fund’s investment period. However, the Investment Adviser, consistent with its fiduciary duties and the requirements of the Investment Company Act, will invest the proceeds of this offering as soon as practicable after receipt of investor funds. Pending investment in the Underlying Funds, the Fund will invest available cash in cash equivalents and other short-term money market instruments. See “Use of Proceeds.”

Allocations

The Fund has been formed as a Delaware limited liability company and as such is governed by Delaware law and an operating agreement that defines many of the rights and responsibilities of the Board of Managers and members. A copy of the Operating Agreement is attached hereto as Appendix A.

Investors in the Fund will become Members in the Fund, which will establish a capital account for each Member. Capital contributions and Members’ share of items of income and gain will be credited to Members’ capital accounts, and Members’ distributions and Members’ share of items of loss, deduction and expense will reduce their capital account.

The income, gain, loss, deduction and expense of the Fund generally will be determined and allocated as of the end of each tax year (December 31) to the Members to reflect the distribution procedures described herein.

Distribution Policy	Distributions of available cash will be made by the Fund at such times and in such amounts as determined by the Managing Member in its sole discretion.

Distributions shall be made to the Members in accordance with the following order of priority:

(a)  first, 100% to the Members pro rata in accordance with their percentage interests until aggregate distributions to the Members under this clause (a) equal the sum of: (i) their capital contributions and (ii) an amount equal to a cumulative preferred 8% annual rate of return on their unreturned capital contributions as of the date of such distribution;

(b)  second, 100% to the Investment Adviser until the Investment Adviser has received an amount equal to 5% of all prior distributions to the Members under clause (a) above that are in excess of the Members’ capital contributions; and

(c) thereafter, 95% to the Members pro rata in proportion to their percentage interests and 5% to the Investment Adviser.

The Fund will not reinvest income from its investments or the proceeds from the sale of its investments. The Fund does not intend to make any distribution if, after making such distribution, the liabilities of the Fund would exceed the fair value of the Fund’s assets.

Notwithstanding the preceding, on the day prior to each subsequent closing, the Fund will distribute to its Members pro rata in accordance with their percentage interests all undistributed income earned through such date.

Termination of Fund

The duration of the Fund will be ten years from its final subscription closing; however, the Board of Managers of the Fund has the right, in its sole discretion, to extend the term for up to two additional two-year periods, after which the approval of Members of the Fund who represent 66 2/3% of the Fund’s outstanding Units may determine to extend the term of the Fund. See “Description of Units—Term, Dissolution and Liquidation.”

ERISA Considerations	Employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other benefit plan investors, such as certain governmental plans, as well as IRAs, may purchase Units only with the approval of the Managing Member. Because the Fund will be registered under the Investment Company Act, the underlying assets of the Fund should not be deemed “plan assets” for purposes of ERISA.

Certain Federal Income Tax Considerations

The Fund intends to be treated as a partnership for federal income tax purposes. See “Certain Federal Income Tax Considerations—Tax Status of the Fund.” Thus, each Member in computing its federal income tax liability for a taxable year will be required to take into account his, her or its allocable share of Fund items of income, gain, loss, deduction and expense for the taxable year of the Fund ending with each taxable year of the Member, regardless of whether the Member has received any distributions from the Fund. It is possible that a Member’s federal income tax liability with respect to his, her or its allocable share of Fund earnings in a particular year could exceed the distributions to the Member for the year, thus requiring the Member to pay the tax liability attributable to its investment in the Fund from other sources.

Parallel Fund; Successor Funds

In conjunction with the organization of the Fund, the Investment Adviser is also organizing Excelsior Buyout Partners, LLC, a Delaware limited liability company and a private fund not required to be registered under the Investment Company Act pursuant to Section 3(c)(7) of the Investment Company Act (the “Private Fund,” and collectively with the Fund, the “2003 Buyout Funds”). The Private Fund will have an investment mandate and objectives identical to the Fund, and it is expected that the 2003 Buyout Funds will make parallel investments in the Underlying Funds at the same times and on the same terms.

The Investment Adviser may not organize a new fund with investment objectives that are the same as those of the 2003 Buyout Funds until the 2003 Buyout Funds have each committed at least 75% of their total respective Capital Commitments or Capital Contributions to the Underlying Funds.

Principal Risks

Interests in the Fund are speculative securities. Units of the Fund are not deposits or obligations of, or guaranteed or endorsed by, U.S. Trust Company, and the Units are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency or person. An investment in the Fund involves substantial risks including:

•	Limited operating history of the Fund.

•	Units of the Fund will not be traded on any securities exchange and are subject to substantial restrictions on transfer. The closed-end nature of the Fund makes the Fund’s units not readily marketable.

•	The Fund’s status as a non-diversified fund may subject it to greater risk of loss.

•	The Fund’s performance depends upon the performance of the Underlying Funds and their investment managers as well as the Investment Adviser’s ability to select and allocate effectively the

Fund’s assets among them. Losses incurred by the Underlying Funds will have a negative impact on the Fund’s performance.

•	The value of the Fund’s assets will fluctuate primarily based on the fluctuation in the value of the Underlying Funds in which it invests.

•	A Member’s return on its investment in the Fund will be reduced due to the fees of the Fund and the Underlying Funds.

•	The Underlying Funds generally will not be registered as investment companies under the Investment Company Act and, therefore, the Fund will not be entitled to the protections of the Investment Company Act with respect to the Underlying Funds, and the interests in these funds generally will not be registered under the Securities Act. In addition, the investment managers to, or general partners of, the Underlying Funds often will not be registered as investment advisers under the Investment Advisers Act of 1940.

•	Investing in an Underlying Fund where the investment manager may focus on a particular industry or industries may subject such Underlying Fund and, in turn, the Fund, to a greater risk of loss and volatility than if investments had been made in issuers in a broader range of industries.

•	Foreign investments are affected by risk factors generally not thought to be present in the U.S., including, among other things, increased political, regulator, contractual and economic risk and exposure to currency fluctuations.

•	The securities of the Underlying Funds in which the Fund invests or plans to invest are generally anticipated to be illiquid.

•	The limited number and availability of Underlying Funds may limit the ability of the Fund to invest the proceeds of the Offering immediately.

•	Leveraged buyout transactions involve borrowing significant amounts of capital to make investments which may increase the risk of loss. Leverage may have significant adverse consequences to these companies and the Underlying Funds as investors. These companies may be subject to restrictive financial and operating covenants.

•	Investing in issuers of distressed securities involves significant risks. In any related reorganization or liquidation proceeding, the Underlying Fund may lose its entire investment or may be required to accept cash or securities with a value less than the original investment.

•	Valuation of the Fund’s investments will be based on information readily available to the Investment Adviser and Valuation Committee of the Board of Managers. The Valuation Committee will attempt to fair value the Fund’s investments in good faith. The estimates of value are not necessarily indicative of the amount that could be realized in a market exchange. See “Valuation.”

•	Conflicts of interests of the Investment Adviser, Managing Member and managers of the Underlying Funds may exist.

•	The Fund will rely on the Investment Adviser, Managing Member and key personnel of these entities to choose the appropriate Underlying Funds. Investors will have no right to take part in the management of the Fund.

•	Members may not be entitled to the return of subscription amount, except in accordance with the terms herein.

FOR THESE VARIOUS REASONS, AN INVESTMENT IN THE FUND WILL BE ILLIQUID UNTIL ITS UNDERLYING INVESTMENTS ARE LIQUIDATED. INVESTORS MUST BE WILLING AND ABLE TO BEAR THE RISKS OF AN INVESTMENT IN THE FUND UNTIL THAT TIME. INVESTORS SHOULD INVEST IN THE FUND ONLY IF THEY ARE ABLE TO SUSTAIN A COMPLETE LOSS OF THEIR INVESTMENT.

THE FUND

The Fund is a newly organized, non-diversified, closed-end management investment company that has registered its securities under the Securities Act of 1933 (the “Securities Act”) and has registered as an investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Fund intends to invest its assets in a portfolio of value-oriented, buyout-focused funds. The Fund provides investors with the opportunity to participate in investments which are generally not available to the public and typically require substantially larger financial commitments than the minimum investment in the Fund.

Pursuant to the Operating Agreement, the business and affairs of the Fund are overseen by a four member Board of Managers, three of whom are not “interested persons” of the Fund or its affiliates as that term is defined in the Investment Company Act. The Board of Managers is analogous to a board of directors of a corporation. The Board of Managers may delegate some of its duties to the Managing Member of the Fund. U.S. Trust Company, N.A. acting through its registered investment advisory division, U.S. Trust Company, N.A. Asset Management Division, serves as investment adviser to the Fund (the “Investment Adviser” or “U.S. Trust Company”). U.S. Trust Company is a wholly owned subsidiary of U.S. Trust Corporation, a bank holding company (together with its subsidiaries, “U.S. Trust”). The Fund’s principal office is located at 225 High Ridge Road, Stamford, Connecticut 06905 and the telephone number of the Fund is (203) 352-4494.

See “Management—Board of Managers, Officers and Investment Professionals.”

INVESTMENT OBJECTIVE AND STRATEGIES

Investment Objective

The investment objective of the Fund is to seek long-term capital appreciation. Current income is not an objective. There can be no assurance that the Fund will achieve its investment objective. The Fund’s investment objective is not deemed to be fundamental and may be changed at any time and from time to time by the Fund’s Board of Managers without Member approval.

Principal Investment Strategies

The Fund’s investment objective is to achieve long term capital appreciation. The Fund currently intends to achieve its objective primarily by making investments in 8 to 12 (when fully invested) value-oriented buyout-focused funds or entities (the “Underlying Funds”) that offer the potential for capital appreciation. “Value-oriented” refers to companies that are determined to be favorably priced by fundamental measures of their intrinsic value.

The Fund expects to invest at least 70% of its assets in domestic private equity buyout funds. The Fund may also make investments in European buyout funds and funds that invest in companies that are involved in corporate restructurings and other similar transactions such as liquidations, spinoffs or bankruptcies (distressed investing).

The Investment Adviser will pursue the Fund’s investment objective primarily by investing in Underlying Funds that the Investment Adviser believes will enable the Fund to achieve long-term capital appreciation.

Private Equity Fund-Of-Funds

The Fund will utilize a fund-of-funds structure. A fund-of-funds is a vehicle for private equity investing in which, instead of making direct investments in companies or in a single private equity partnership, the fund-of-funds makes investments among a number of private equity funds, whose managers in turn invest the capital directly. The Fund, as a fund-of-funds, seeks to give individual limited partners access to private equity partnerships from which they would otherwise be excluded, either due to high minimum investment requirements or lack of access.

The Fund, as a private equity fund-of-funds, provides an investor with a number of benefits including:

Access:    Rather than facing the difficult task of building relationships with the most sought after fund managers, a new investor can invest with a fund-of-funds sponsor that already enjoys such relationships.

Broadened Exposure:    Because a fund-of-funds aggregates the investment capital of its members or limited partners for investment into several underlying funds, such investors immediately gain the benefit of spreading their risk among a variety of investment managers.

Entry:    Minimum commitment levels are generally very high for investing directly in private equity funds —typically $5 million to $20 million. Fund-of-funds provide access for many institutional and high net worth individual investors, who either have difficulty meeting the minimum investment requirements of individual funds or are unable to invest enough capital to gain sufficient variety among fund managers.

Expertise:    Private equity fund investing requires extensive sourcing activities, due diligence and legal and tax analysis, and involves a very different process than investment in publicly traded stocks and bonds. Most individual investors lack the experience, the resources, or the expertise required to properly evaluate private equity fund managers.

Due in large part to these client benefits, private equity funds-of-funds have grown rapidly in popularity in recent years. Capital from investors is pooled into a single fund and then invested in a variety of underlying private equity funds. The managers of these funds in turn commit this capital, along with capital received from their other investors, toward the creation, expansion, or acquisition of private companies. As time passes (the typical single investment holding period is 3-5 years) and private equity firms begin to sell off their portfolio holdings, the flow of capital reverses, moving from the portfolio companies to the private equity fund and, ultimately, to the fund-of-funds investors.

Investment Process of the Investment Adviser

The investment process of the Investment Adviser is comprised of five stages. Each fund investment recommendation must survive several layers of review, subjecting the candidate fund to rigorous scrutiny of its merits.

Sourcing of Investment Opportunities:    The Investment Adviser has significant access to investment entities such as the Underlying Funds. U.S. Trust is a respected institutional investor and has a brand name that is well-known in the financial community. The Investment Adviser capitalizes on U.S. Trust’s reputation and actively maintains relationships with a network of placement agents and industry professionals that offer market knowledge, as well as information and access to private equity funds that are seeking investment (“deal flow”).

Pre-Screening:    At the pre-screening stage, the Investment Adviser identifies the buyout funds that are expected to be in the market raising capital during the Fund’s investment period. The objective at this point is to select the buyout managers who meet the Investment Adviser’s basic investment criteria. These criteria include, but are not limited to:

•	Successful track record of buyout investing

•	Stable, experienced team of professionals

•	Operational and/or industry expertise

•	Effective internal investment process

•	Strong financing & structuring skills

•	Proprietary deal flow

•	Ability to create value post-closing

Through the review of Underlying Fund offering memoranda, performance data, public information, and the perspective gained from U.S. Trust’s experience and network, the Investment Adviser will qualify those buyout funds that satisfy the Fund’s basic investment criteria for potential investment.

Evaluation:    The objective at this stage is to identify the buyout fund managers whom the Investment Adviser believes share its high ethical standards, possess superior expertise and are best positioned to execute successful buyout investments. The Investment Adviser places a premium on the value of people and experience. Therefore, the Investment Adviser will conduct the qualitative aspects of the evaluation with each candidate during this stage of the process, combining a highly analytical approach with a subjective review. Leveraging the collective knowledge and experience of the Investment Adviser, the Fund will draw upon prior experience, relationships and market knowledge to identify the most promising fund managers. The Investment Adviser will meet with and evaluate qualified funds’ managers and will review each fund’s decision-making process and investment procedures. Further interviews will be conducted with references to confirm the ability of the fund managers and their investment professionals to successfully execute and manage their buyout strategies both pre- and post-acquisition. Finally, the Investment Adviser will review the fund documents of candidate funds to evaluate whether the terms and conditions contained therein are fair and reasonable.

Fund Selection:    The objective at this stage is to select and recommend a broad-based mix of highly qualified buyout funds for investment by the Fund. Variety in investments will be sought according to the following:

•	Industry focus

•	Investment strategy

•	Geographic focus

•	Investment horizon (time of investment and exit)

The Investment Committee will review and discuss the recommended investment opportunities, ultimately approving the Fund’s investment in underlying funds and the allocations among them. See “Management—The Investment Committee of the Investment Adviser,” below.

Investment Monitoring and Portfolio Management:    The focus of portfolio management is on adherence to stated strategy, investment pace, and overall investment performance. The Investment Adviser will actively monitor the Fund’s investments. Through written and telephone communication and in-person meetings, the Investment Adviser will maintain close relationships with the managers of the Underlying Funds in order to protect the interests of the Fund and its Members. Representatives of the Investment Adviser plan to regularly attend fund investor meetings. To keep abreast of each Underlying Fund’s activities, the Investment Adviser will review their periodic reports as well as the reports of the underlying portfolio companies in which the Underlying Funds invest.

PRINCIPAL RISK FACTORS RELATING TO THE FUND

The following are the principal risk factors that relate to the operations and structure of the Fund. The investments of the Underlying Funds in which the Fund invests are also subject to special risks. See “Strategy and Principal Risks of Underlying Funds.”

Recently organized Fund; Limited Operating History.    The Fund is a recently formed entity and has limited operating history, and the Fund may not succeed in meeting its objective.

Closed-end Fund; Limited Liquidity; Units Not Listed.    The Fund is a closed-end, non-diversified, management investment company designed primarily for long-term investors, and is not intended to be a trading vehicle. You should not invest in this Fund if you need a liquid investment. The Fund has been organized as a closed-end fund so that it can invest in illiquid securities. The Fund does not intend to list its Units for trading on any national securities exchange. There is no secondary trading market for the Units, and none is expected to develop. The Units are, therefore, not readily marketable. Because the Fund is a closed-end investment company, its Units will not be redeemable at the option of Members and they will not be exchangeable for interests of any other fund. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Units and the underlying investments of the Fund. Also, because the Units will not be listed on any securities exchange, the Fund is not required, and does not intend, to hold annual meetings of its Members.

Restrictions on Transfer.    Units of the Fund are generally not transferable. No Member may assign, sell, transfer, pledge, hypothecate or otherwise dispose of any of its Units without the prior written consent of the Board of Managers, which may be granted or withheld in its sole discretion, and in compliance with applicable securities and tax laws. The consent of the Board of Managers to a request by a Member to transfer his, her, or its Units to a family member, trust, or other similar person or entity for estate planning purposes will not be unreasonably withheld. Substituted or additional Members may be admitted only with the consent of the Board of Managers, which will consider the suitability of the Units as an investment for such prospective Member and will require such prospective Member to provide the Fund with an opinion of counsel regarding the tax or regulatory effects of such admission. A Member will be responsible for all costs associated with an attempted or realized transfer of any portion of its Units, whether or not the Board of Managers consents to such transfer.

Non-Diversified Status.    The Fund is a “non-diversified” investment company.    Thus, there are no percentage limitations imposed by the Investment Company Act on the percentage of the Fund’s assets that may be invested in the securities of any one issuer. Therefore, the portfolio of the Fund may be subject to greater risk than the portfolio of a similar fund that diversifies its investments. The risk of the Fund being classified as “non-diversified” may be greater with respect to its portfolio securities than a “diversified” fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuation in the value of the Fund’s Units.

Non-U.S. Investments.    Some Underlying Funds may invest in various foreign issuers. Such investments may be made in countries or economies which may prove unstable. Depending on the country in which an Underlying Fund invests, or a portfolio company is located, there may exist the risk of adverse political developments, including nationalization, confiscation without fair compensation, or war. In addition, in the case of investments in securities that are not denominated in U.S. dollars, any fluctuation in currency exchange rates will affect the value of such investments and the returns ultimately achieved by the Fund.

Laws and regulations of other countries may impose restrictions that would not exist in the United States. A non-U.S. investment may require significant government approvals under corporate, securities, exchange control, foreign investment and other similar laws and may require financing and structuring alternatives that differ significantly from those customarily used in the United States. In addition, some governments from time to time impose restrictions intended to prevent capital flight, which may for example involve punitive taxation (including high withholding taxes) on certain securities transfers or the imposition of exchange controls making it difficult or impossible to exchange or repatriate the local currency.

No assurance can be given that a given political or economic climate or that particular legal or regulatory risks might not adversely affect an investment by the Fund.

Distressed Investing Strategies.    Distressed companies or companies involved in reorganizations or liquidation proceedings involve risk of loss of the Fund’s investment. An investment manager of an Underlying Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Where investment managers take control positions, serve on creditors’ committees or otherwise take an active role in seeking to influence the management of the issuers of distressed securities, the Underlying Funds may be subject to increased litigation risk resulting from their actions and they may also have access to inside information that may restrict their ability to dispose of the distressed securities.

Minimum Proceeds; Lack of Portfolio Diversification.    The Fund will begin operations upon the receipt of proceeds from its initial closing after the receipt of subscriptions for capital commitments of $50,000,000 (or such lesser amount as may be determined by the Managing Member in its sole discretion). To the extent that the Fund makes fewer investments, it may be subject to greater risks from developments adversely affecting one or a limited number of Underlying Funds. If the Fund receives only the minimum amount of subscriptions, it will have fewer assets to invest and will likely acquire fewer investments than it would if it received more Subscriptions. This would increase the Fund’s volatility and risk. See “The Offering.”

Reliance on the Investment Adviser.    The investment decisions of the Fund will be made by the Investment Adviser; and the Managing Member will be responsible for the day-to-day management of the Fund. Members will not make decisions with respect to the management, disposition or other realization of any investment, or other decisions regarding the Fund’s business and affairs, nor will Members receive the detailed financial information made available by issuers to the Investment Adviser in connection with the review of possible purchases for the Fund. The loss of key personnel of the Investment Adviser and the Managing Member could have a material adverse effect on the performance of the Fund. Accordingly, investors must be willing to entrust all management aspects of the Fund to the Investment Adviser and the Managing Member. See “Management.”

Financial and Business Risk.    The Fund’s investments in Underlying Funds will generally involve a significant degree of financial and/or business risk. Companies in which Underlying Funds invest generally are highly leveraged and, therefore, are more sensitive to adverse business or financial developments or economic factors. These portfolio companies may face intense competition, changing business or economic conditions or other developments that may adversely affect their performance. Business risks may be more significant in smaller companies or those that are embarking on a buildup or operating turnaround strategy. If for any of these reasons a portfolio company is unable to generate sufficient cash flow to meet principal or interest payments on its indebtedness or make regular dividend payments, the value of the Fund’s investment could be significantly reduced or even eliminated.

Inadequate Return.    There can be no assurance that the returns on the Fund’s investments will be commensurate with the risk of investment in the Fund. Investors should have the ability to sustain the loss of their entire investment in the Fund.

Long-Term Investment.    Even if the investment strategy of the Fund proves successful, it is unlikely to produce a realized return to the members for a number of years.

Competition for Investments.    The Fund expects to encounter competition from other entities and individuals having similar investment objectives that seek investment in the Underlying Funds. This may impact the availability of Underlying Fund investments.

In addition, it is possible that there may be circumstances under which an additional investment would be considered an affiliated transaction, requiring prior Commission approval. The receipt of an exemptive order from the Commission could be time consuming and costly, and there can be no assurance that such approval would be obtained.

Conflicts as to Investment Opportunities.    The Investment Adviser and its affiliates may make investments for their own accounts and may be in competition with the Fund for such investments. In addition, the Investment Adviser and its affiliates serve as investment adviser for their fiduciary accounts and other private or public investment vehicles that have investment objectives identical or similar to those of the Fund. While the Investment Adviser is obligated to endeavor to provide the Fund with continuing and suitable investment opportunities consistent with its investment objective and policies, the Investment Adviser is not required to present to the Fund any particular opportunity that falls within the investment objective and policies of the Fund. The Investment Adviser will endeavor to offer to the Fund, on an equitable basis, investment opportunities that would be suitable for both the Fund and other accounts for which the Investment Adviser provides discretionary investment advisory services. The Investment Adviser may also determine that a particular investment opportunity is appropriate for another client or for itself or its affiliates, officers, directors, partners, members or employees, but that such investment opportunity is not appropriate for the Fund. The Investment Adviser has policies which it follows to resolve such conflicts in a manner deemed equitable to all and consistent with its fiduciary duties.

Liability of Members.    Members will not be liable for any obligations of the Fund in excess of their capital account balance, plus their share of undistributed profits. However, if a Member receives a distribution from the Fund, and, after such distribution, the liabilities of the Fund exceed the fair value of the Fund’s assets (and such Member had knowledge of this fact at the time of the distribution) such Member may be required to return such distribution to the Fund. The Fund has no intention of making such distributions. Members will not have the right to a return of the subscription amount except in accordance with the distribution provisions of the Operating Agreement.

Underlying Funds Not Registered.    The Underlying Funds generally will not be registered as investment companies under the Investment Company Act, and therefore, the Fund will not be entitled to the protections of the Investment Company Act with respect to the Underlying Funds. Although the Fund will receive information from each investment adviser regarding its investment performance and investment strategy, the Investment Adviser may have little or no means of independently verifying this information. An investment adviser of an Underlying Fund may use investment strategies that differ from its past practices and are not fully disclosed to the Investment Adviser, and that involve risks that are not anticipated by the Investment Adviser.

Underlying Fund Securities Generally Illiquid.    The securities of the Underlying Funds in which the Fund invests or plans to invest are generally anticipated to be illiquid. Subscriptions to purchase the securities of Underlying Funds are generally subject to restrictions or delays. Similarly, the Fund may not be able to dispose of Underlying Fund securities that it has purchased in a timely manner and, if adverse market conditions were to develop during any period in which the Fund is unable to sell Underlying Fund securities, the Fund might obtain a less favorable price than prevailed when it decided to buy or sell.

Valuation of the Fund’s Investments.    The Valuation Committee of the Board of Managers will fair value the Fund’s assets in good faith based upon relevant available information. The Valuation Committee will rely in part on valuations reported to it by the managers of the Underlying Funds. There can be no assurance that the valuation provided by the Valuation Committee or the sponsors of the Underlying Funds will ultimately reflect the actual market price that would be realized by the Fund upon sale of the asset. See “Valuation.”

Multiple Levels of Fees and Expenses.    Each Underlying Fund will be charged or subject to an asset-based fee and performance-based allocations or fees payable or allocated to the investment adviser of such Underlying Fund. By investing in the Underlying Funds indirectly through the Fund, an investor bears asset-based management fees and the Incentive Carried Interest at the Fund level, in addition to any asset-based and performance-based management fees and allocations at the Underlying Fund level and thus these multiple fees can reduce a Member’s return on its investment in the Fund. Moreover, Members will bear a proportionate share of the fees and expenses of the Fund (including operating costs, distribution expenses, brokerage transaction expenses, and administrative fees) and, indirectly, similar expenses of the Underlying Funds. The performance-

based compensation received by an investment adviser of an Underlying Fund also may create an incentive for that investment adviser to make investments that are riskier or more speculative than those that it might have made in the absence of the performance-based allocation. That compensation may be based on calculations of realized and unrealized gains made by the investment adviser without independent oversight.

Underlying Funds Organized Outside of United States.    Some of the Underlying Funds may be organized outside of the United States. Investments by the Underlying Funds in foreign financial markets, including markets in developing countries, present political, regulatory, and economic risks that are significant and that may differ in kind and degree from risks presented by investments in the United States. For example, it may be more difficult for the Fund to enforce its rights offshore and the regulations applicable to those jurisdictions may be less stringent.

The Fund has also adopted certain fundamental investment restrictions which may not be changed unless authorized by a Unitholder vote. See “Investment Restrictions.” Except for such restrictions, the investment objective and policies of the Fund may be changed by the Board of Managers without obtaining the approval of Members.

The following are non-principal risks of investing in the Fund:

Recourse to the Fund’s Assets.    The Fund’s assets, including any investments made by the Fund and any capital held by the Fund, are available to satisfy all Fund liabilities. If the Fund becomes subject to a liability, parties seeking to have the liability satisfied may have recourse to the Fund’s assets generally and not be limited to any particular asset, such as the investment giving rise to the liability.

Unspecified Use of Proceeds.    Inasmuch as the Fund has not identified the particular uses for the net proceeds from this offering other than to make investments on the basis of opportunities as they may arise, prospective investors must rely on the ability of the Investment Adviser to identify and make portfolio investments consistent with the Fund’s investment objective. Investors will not have the opportunity to evaluate personally the relevant economic, financial and other information which will be utilized by the Investment Adviser in deciding whether or not to make a particular investment or to dispose of any such investment. See “Use of Proceeds.”

Potential Conflicts of Interest

The Investment Adviser and its affiliates and employees engage in a broad spectrum of activities, including banking, financial advisory services, sponsoring and managing investment funds, engaging in broker-dealer activities, and other activities. In the ordinary course of business, these institutions or individuals may engage in activities when their interests or the interests of their clients may conflict with the interests of the Fund and the Members. The following discussion enumerates certain potential and actual conflicts of interest.

Allocation of Management Time and Services.    The Fund will not have independent officers or employees and will rely upon the Investment Adviser, the Managing Member and their affiliates for management of the Fund and its assets. The Investment Adviser and Managing Member believe that they and their affiliates have or can attract sufficient personnel to discharge all of their responsibilities to the Fund. Conflicts of interest may arise in allocating management time, services or functions between the Fund and other entities for which the Investment Adviser, the Managing Member and their affiliates may provide similar services. The officers and employees of the Investment Adviser and the Managing Member will devote such time to the affairs of the Fund as they, in their sole discretion, determine to be necessary for the conduct of the business of the Fund.

Allocation of Investment Opportunities.    The Investment Adviser will be responsible for the Fund’s investments and how to allocate the Fund’s investments among the selected Underlying Funds. However, the Private Fund will make parallel investments in the Underlying Funds on identical terms and, therefore, the amount invested in the Underlying Funds by the Fund could be reduced as a result of the parallel investment by the Private Fund. In addition, the Investment Adviser may organize a new fund with investment objectives that are the same as those of the 2003 Buyout Funds once the 2003 Buyout Funds have each committed at least 75% of their total respective capital to the Underlying Funds.

Relationships with Underlying Funds.    The Investment Adviser and its affiliates have existing and potential relationships with a number of sponsors of, and investment advisers and other service providers to, Underlying Funds, as well as with companies in which Underlying Funds may invest. In providing services to the Fund, the Investment Adviser and its affiliates may face conflicts of interest with respect to former or future activities with such sponsors or other persons, on the one hand, and the Fund, the Members, or the Underlying Funds in which the Fund invests, on the other hand. These relationships may present conflicts of interest in determining whether to offer certain investment opportunities to the Fund.

Interests in Portfolio Companies.    The Underlying Funds may own publicly or privately traded securities in companies in which the Investment Adviser or its affiliate is an investor, to which the Investment Adviser or its affiliate is a lender, or makes a market or with respect to which the Investment Adviser or its affiliate is otherwise a source of capital. The Investment Adviser’s trading activities will be carried out generally without reference to positions held by the Underlying Funds or the Fund, and may have an effect on the value of the positions so held, or may result in the Investment Adviser having an interest in the issues adverse to that of the Underlying Funds or the Fund.

Affiliated Transactions.    The Investment Company Act restricts transactions between the Fund, companies controlled by the Fund, and any “affiliated person” of the Fund (as defined in the Investment Company Act) including, among others, the Fund’s officers, members of the Fund’s Board of Managers, principal Fund Members, employees, the Investment Adviser, the Managing Member, certain of their affiliated persons and other affiliates of the Fund. In many cases, the Investment Company Act prohibits transactions unless the Fund first applies for and obtains an exemptive order from the Commission. Delays and costs involved in obtaining necessary approvals may decrease the profitability of such transactions or make it impracticable or impossible to consummate such transactions. Further, provisions of federal and state banking regulations impose restrictions on certain types of transactions between a bank and its affiliates. The Fund does not believe that an order from the Commission would ordinarily be required for the transactions discussed above under “Relationships with Underlying Funds.” Certain other transactions may require an order from the Commission. The Fund may in the future engage in such activities, but does not have a present plan to do so. The Fund does not intend to engage in such transactions unless it has obtained an order from the Commission or determined that an order is not required.

Compensation for Services.    It is possible that U.S. Trust Company or its affiliates may seek to perform banking, investment management, brokerage or other financial services for, and will in such cases expect to receive customary compensation from, the Underlying Funds in which the Fund invests and the sponsors of these Underlying Funds, portfolio companies or other parties in connection with transactions related to such investments, or otherwise. Such compensation will not be shared with the Fund or its investors.

Federal Income Taxation

Tax Status.    At the first subscription closing, the Fund will receive an opinion of its counsel to the effect that, under current law and based on certain assumptions and representations, the Fund will be treated as a partnership and not as a “publicly traded partnership” that is treated as a corporation for federal income tax purposes. Such opinion will be based upon the maintenance of certain factual and other conditions, the continuation of which cannot be assured. No ruling has been or will be sought from the IRS regarding the status of the Fund as a partnership or any other issue. An opinion of counsel is not binding on the IRS or any court.

A limited liability company (such as the Fund) that is classified as a publicly traded partnership would be treated as a corporation for federal income tax purposes. If the Fund was treated as a publicly traded partnership or otherwise treated as a corporation for federal income tax purposes, material adverse consequences for the Members would result. The entity would be subject to tax on its income at corporate tax rates, without a deduction for any distribution to the Members of such entity, thereby materially reducing the amount of any cash available for distribution to the Members. In addition, the members of the entity would be treated as shareholders for federal income tax purposes. Thus, capital gains and losses and other income and deductions of the entity would not be passed through to the Members, and all distributions by the entity to its Members would be treated as dividends, return of capital and/or gains. See “Certain Federal Income Tax Considerations—Tax Status of the Fund.”

Taxation of Members on Profits and Losses.    The Fund, if treated as a partnership for tax purposes as discussed above, will not be subject to federal income tax. Rather, each Member in computing his, her or its federal income tax liability will be required to take into account his, her or its allocable share of Fund items of income, gain, loss, deduction and expense for the taxable year of the Fund ending within or with such taxable year of the Member, regardless of whether the Member has received any distributions from the Fund. Prospective investors should also be aware that they will be subject to various limitations on their ability to deduct their allocable share of Fund losses (or items of loss and deduction thereof). For these and various other reasons, it is possible that a Member’s federal income tax liability with respect to his, her or its allocable share of Fund earnings in a particular year could exceed the cash distributions to the Member for the year, thus giving rise to an out-of-pocket payment by the Member. See “Certain Federal Income Tax Considerations—Taxation of Members of the Fund.”

General.    In view of the complexity of the tax aspects of the offering, particularly in light of recent changes in the law and the fact that certain of the tax aspects of the offering will not be the same for all investors, prospective investors may wish to consult their own tax advisers with specific reference to their own tax situations prior to investing in the Fund. No assurance can be given that the current federal income tax treatment applicable to an investment in the Fund will not be modified by legislative, administrative or judicial action in the future. Any such changes may retroactively affect existing transactions and investments. Prospective investors may also wish to consult their own tax advisers with respect to the effects of applicable state, local and non-U.S. tax laws.

The foregoing is a summary of certain significant federal income tax risks relating to an investment in the Fund. This summary should not be interpreted as a representation that the matters referred to herein are the only tax risks involved in this investment or that the magnitude of such risks is necessarily equal. For a more detailed discussion of these and other federal income tax risks of an investment in the Fund, see “Certain Federal Income Tax Considerations.”

Tax-exempt Investors.    Although the Managing Member will generally seek to avoid investing in Underlying Funds that generate unrelated business taxable income from borrowing, if the Underlying Funds borrow money to acquire investments, such borrowing likely would be attributable pro rata to tax-exempt investors in the Fund, thus resulting in unrelated business taxable income. Tax-exempt investors should consult their tax advisors regarding this situation and their investment in the Fund.

INVESTMENT RESTRICTIONS

Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding Units:

1)	invest 25% or more of the value of its total assets in any one industry;

2)	issue senior securities or borrow money other than as permitted by the Investment Company Act;

3)	make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities consistent with the Fund’s investment objective and policies or the entry into repurchase agreements;

4)	underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own securities the Fund may be deemed to be an underwriter;

5)	purchase or sell real estate or interests therein provided that the Fund may hold and sell any real estate acquired in connection with its investment in portfolio securities; or

6)	purchase or sell commodities or commodity contracts for any purposes except as, and to the extent, permitted by applicable law without the Fund becoming subject to registration with the Commodities Futures Trading Commission as a commodity pool.

“Majority of the outstanding” means (i) 67% or more of the Units present at a meeting, if the holders of more than 50% of the outstanding Units are present or represented by proxy, or (ii) more than 50% of the outstanding Units, whichever is less.

In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Managers. The Fund may not:

1)	make any short sale of securities except in conformity with applicable laws, rules and regulations and unless, giving affect to such sale, the market value of all securities sold short does not exceed 25% of the value of the Fund’s total assets and the Fund’s aggregate short sale of a particular class of securities does not exceed 25% of the then outstanding securities of that class. The Fund may also make short sales “against the box” without respect to the limitations. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security; or

2)	purchase securities of open-end or closed-end investment companies, except as permitted by Section 12(d) of the Investment Company Act.

Notwithstanding any of the foregoing investment restrictions, the Fund may invest without limitation in Units.

STRATEGY OF THE UNDERLYING FUNDS

The Underlying Funds’ investment programs will focus on investing in or purchasing controlling interests in mature private or public companies that are determined by such Underlying Funds’ managers to be favorably priced. The Underlying Funds, after assuming a controlling interest in such companies will endeavor to cause their portfolio companies to concentrate financial resources in more profitable directions and may divest unprofitable divisions or products. The Underlying Funds are intended to be a broad-based group of leading value-oriented, private equity funds that focus primarily on leveraged buyout transactions (transactions in which a substantial portion of the purchase price is funded through borrowing). The Underlying Funds are generally not registered under the Investment Company Act and the interests in these funds are generally not registered under the Securities Act.

Private Equity As An Asset Class

The Underlying Funds will be private equity funds. The term “private equity” can be used to describe any investment strategy that involves the purchase of equity in a private transaction. Private equity, broadly defined, can include mezzanine and distressed debt, natural resources and real estate investing, but is typically used to refer to venture capital and buyout investing.

Venture capital consists of funds invested in high-risk ventures, typically new companies believed to have substantial growth prospects. Venture capital is usually invested in young high technology companies and in industries such as telecommunications, software, hardware and biotechnology. Key risks in venture capital consist of:

•	Technology risk (Will the technology work?)

•	Market risk (Will a new market develop for this technology?)

•	Company risk (Can management form an effective organization with a successful strategy?)

The Fund does not intend to invest in Underlying Funds which will engage in venture capital transactions.

As stated herein, the Underlying Funds will participate in buyout transactions as a part of their investment strategies. Buyouts involve long-term capital invested in existing private companies, using a significant amount of debt to leverage the investor’s equity contribution to the company. The high return/high risk profile of buyouts is largely created by this leverage. Buyout funds typically acquire control positions in mature businesses with predictable cash flows and attempt to build “enterprise value” (equity value plus debt less cash) through operating improvements that increase cash flow, acquisitions that increase market share, or joint ventures with corporate partners that enhance revenue growth. If the enterprise value is increased sufficiently, the equity holders can pay off debt and garner the majority of the gain for themselves, giving the investors the potential for enhanced returns.

Traditionally, the buyout sector has generated attractive absolute returns over the long term without experiencing the extent of volatility associated with venture capital investments.

The buyout business has changed dramatically since its inception in the 1980s. The traditional approach of buying and breaking up companies rarely works anymore, largely because the market has become more efficient. In addition, banks and other lenders have become more conservative in lending money for leveraged buyouts, resulting in buyouts with lower debt-to-equity ratios. Many of the companies acquired are either divisions being sold by corporations that are refocusing on their core businesses, or businesses owned by families who desire liquidity. To earn an attractive return on their investment, leveraged buyout firms must not only use financial leverage in structuring transactions, but also build value in the companies they acquire. Typically, this is accomplished through one or more of the following:

•	Improving the acquired company’s profitability

•	Growing the acquired company’s sales

•	Purchasing related businesses

•	Consolidating fragmented industries to gain advantages of economies of scale.

In most successful cases, buyout firms have employed a combination of these techniques.

Middle-Market Buyout Emphasis

The Investment Adviser plans to invest in Underlying Funds whose investment programs will focus on buyouts of middle-market companies. Within the spectrum of the private equity asset class, the Investment Adviser believes that the middle-market segment of the buyout sector (consisting of companies with enterprise values ranging from $50 million to $1 billion) provides exceptional potential for investors to achieve above-average returns. Buyouts of middle-market companies possessing strong fundamental value characteristics, in the Investment Adviser’s view, can offer superior investment opportunities versus buyouts of companies with larger capitalizations. Over the last 20 years, this has been demonstrated by the material spread between the returns of middle-market focused buyout funds and “mega” funds focused on larger capitalization companies.*

The Investment Adviser believes that four primary driving factors contribute to the superior returns realized by middle-market buyout funds (those funds with less than $1 billion in committed capital) versus “mega” buyout funds (those funds with over $1 billion in committed capital):

1)	Middle-market companies tend to be constrained by limited managerial resources and are more apt to benefit from the implementation of operational best practices than larger companies. The implementation of sophisticated asset management techniques, state-of-the-art management information systems, broader corporate governance, and inclusive stock compensation plans may give middle-market buyouts an increased probability of superior returns through a balance of leverage and value-added management.

2)	Middle-market companies are generally easier to scale meaningfully through acquisition. Many middle-market buyout funds employ an “industry consolidation” or “buy-and-build” investment strategy, which historically has provided enhanced returns when properly executed. The fundamentals of such a strategy require a platform acquisition followed by a series of complementary “add-on” acquisitions in a fragmented industry. Larger acquisition targets, such as the portfolio companies of “mega” buyout funds, typically offer fewer consolidation opportunities due to their size and maturity.

3)	There is a much greater supply of middle-market companies. The sheer number of middle-market businesses dwarfs that of the larger companies, even before one considers the addition of divisional spin-offs of larger companies. As a result, the level of competition for acquisition of these targets is often not as fierce, resulting in lower purchase multiples compared to those of larger capitalization companies. In addition, sellers of middle-market companies typically do not have the sort of investment banking advice that can be afforded by larger companies. This tends to present a less efficient (and, therefore, more favorable) auction environment to the purchasers of smaller companies.

4)	There are a larger number of potential buyers for middle-market buyout portfolio companies. Even after they have grown through acquisition or internal expansion, middle-market buyouts companies would still be of an attractive size for acquisition by most potential strategic buyers or “Mega” buyout funds.

*	Source: Thomson Venture Economics/National Venture Capital Association. These statements are based on data as of 9/30/02 from Venture Economics’ analysis of 1400 U.S. venture capital and buyout funds formed since 1969.

Market Environment

After the period of economic softness in the early 1990s, research indicates that the aggregate mean returns of vintage-year buyout funds, raised in the years 1992 through 1994, produced returns generally superior to those raised in the later years of the decade. The factors cited as contributors to these above-average returns are:

•	A preceding economic slowdown depresses purchase price multiples (both in public and private businesses), allowing buyout funds to acquire companies at a discount to historical valuations.

•	As large businesses rationalize their enterprises by divesting their non-core assets, they provide buyout firms with significant deal flow from which attractive transaction opportunities can be sourced.

•	There are fewer active strategic buyers competing with buyout firms, given large businesses’ need to focus on internal issues and their less attractive stock currency to use for making acquisitions.

Although historical performance is no guarantee of future results, in the opinion of the Investment Adviser, the current downturn in the United States economy exhibits similar characteristics to those of the economic downturn in the early 1990s.

Broad-based Portfolio of Buyout Funds

The Investment Adviser believes that exposure to a broad variety of investments is important within the private equity asset class. The risk associated with individual investments in buyouts can be mitigated by investing in a broad-based portfolio of buyout-focused funds. Because the Fund intends to invest in approximately 8 to 12 Underlying Funds (when fully invested), the Fund expects to provide investors with a broad-based exposure to leveraged buyout investing with a significantly lower minimum investment than typically required to invest directly in any one buyout fund.

The Fund intends to spread its Underlying Fund investments across a variety of areas, including industry focus, investment strategy and geographic emphasis. Such variety in investments is intended to reduce the effects of any certain regional and industry-specific downturns, while reducing the Fund’s exposure to any single investment.

RISKS ASSOCIATED WITH UNDERLYING FUNDS

Reliance on Underlying Fund Management.    The Fund will be investing in the Underlying Funds. The Fund will not have an active role in the day-to-day management of the Underlying Funds in which the Fund invests. Moreover, the Fund will not have the opportunity to evaluate the specific investments made by any Underlying Fund. Accordingly, the returns of the Fund will primarily depend on the performance of these Underlying Fund managers and could be substantially adversely affected by the unfavorable performance of the Underlying Funds’ managers.

Illiquidity of Private Equity Investments.    The Fund’s investment in the Underlying Funds will be illiquid. An investor in an Underlying Fund is expected to hold its investment for the entire term of the Underlying Fund, which is typically ten years or more. The Fund would therefore need to hold its investment in an Underlying Fund for a significant period of time with no ability to transfer or redeem its interest.

Lack of Portfolio Liquidity.    The securities or other financial instruments or obligations of portfolio companies in which an Underlying Fund invests may, at any given time, be very thinly traded or may be assets for which no market exists, or which are restricted as to their transferability under U.S. federal or state or non-U.S. securities laws. In some cases, the Underlying Funds may also be prohibited by contract from selling securities of portfolio companies or other assets for a period of time or otherwise be restricted from disposing of such securities or other assets. In other cases, the investments of an Underlying Fund may require a substantial length of time to liquidate. Consequently, there is a significant risk that an Underlying Fund will be unable to realize its investment objectives by sale or other disposition of its securities or other assets at attractive prices, or will otherwise be unable to complete any exit strategy with respect to its portfolio companies. These risks can be further increased by changes in the financial condition or business prospects of the portfolio companies, changes in national or international economic conditions, and changes in laws, regulations, fiscal policies or political conditions of countries in which portfolio companies are located or in which they conduct their businesses.

In addition, an Underlying Fund may distribute its investments “in-kind” to its investors, including the Fund. The Fund may hold and/or sell these “in-kind” securities itself. If the Underlying Funds make in-kind distributions of these investments, which may be composed of illiquid securities, there can be no assurance that the Fund would be able to dispose of these investments or that the value of these investments will ultimately be realized.

Insufficient Opportunities.    The business of investing in buyouts and other private equity situations by the Underlying Funds in which the Fund invests is highly competitive. The Fund will rely on the managers of Underlying Funds to identify attractive investment opportunities. However, the investment process of any Underlying Fund also involves a high degree of uncertainty. Even if an attractive investment opportunity is identified, there is no certainty that an Underlying Fund will be permitted to invest in such opportunity (or invest in such opportunity to the fullest extent desired). Accordingly, there can be no assurance that the Fund will be able, through the Underlying Funds, to identify and complete attractive investments in the future or that it will be able to invest fully its committed capital.

Leverage.    The Underlying Funds in which the Fund invests may acquire securities issued by portfolio companies with leveraged capital structures. In addition, the Underlying Funds may use leverage to acquire portfolio company securities. The use of leverage may cause the Underlying Funds and their portfolio company investments to be subject to increased exposure to adverse economic factors such as a significant rise in interest rates, a severe downturn in the economy, or deterioration in the condition of such portfolio company or its industry.

The Fund will generally seek to avoid investing in Underlying Funds that generate unrelated business taxable income due to borrowing, however, tax-exempt investors should be aware that borrowing by Underlying Funds likely would be attributed to the Members of the Fund and thus likely would result in a portion of the income, if any, from the Fund being characterized as debt-financed income subject to the tax on unrelated business taxable income.

Control Positions.    The Underlying Funds may take control positions in companies. The exercise of control over a company imposes additional risks of liability for environmental damage, product defects, failure to supervise, and other types of related liability. If such liabilities were to occur, the Fund would likely suffer losses in its investments.

THE OFFERING

The Fund is offering investors the opportunity to subscribe to make capital contributions to the Fund in exchange for membership interests in the Fund (the “Units”). The Fund is offering up to 100,000 Units through Charles Schwab & Co., Inc., a registered broker-dealer and the Fund’s distributor (the “Distributor”). The Distributor is under common control with an affiliate of the Investment Adviser. Generally, Units will be sold by the Distributor to investors who are customers of the Investment Adviser or its affiliates. The offering will terminate September 30, 2003, subject to extension by the Managing Member to a date not later than December 31, 2003 (the “Termination Date”). If subscriptions for at least $50 million (or such lesser amount as determined by the Managing Member in its sole discretion) (the “Minimum Subscription Amount”) have not been received by the Termination Date, the Managing Member may elect to terminate the offering and all proceeds from the offering will be refunded to investors with any interest earned thereon and without any deductions. See “Principal Risks Relating to the Fund—Minimum Proceeds; Portfolio Diversification.” The minimum subscription is $25,000. The Fund has the right to waive the minimum at its discretion.

Each investor will be required to complete, execute and deliver to the Fund an executed copy of the Subscription Agreement, which will form a binding contract of the investor. The Fund intends to notify investors of the dates of the closings and acceptance of investors’ subscription. Pursuant to the Subscription Agreement an investor’s subscription amount is required to be paid on or before the final subscription closing date (not later than September 30, 2003, subject to extension). Units may be purchased only by persons who represent to the Fund that he, she or it (i) has at least $750,000 under the management of the Investment Adviser and its affiliates, or (ii) prior to his, her or its subscription to the Fund (a) has a net worth of more than $1,500,000 or (b) has $5 million in investments (if an individual) or $25 million in investments (if an institution), and who make the other representations included in the Subscription Agreement to be entered into by each investor.

Payments transmitted by subscribers to the Fund, or to the Distributor, for investment in the Fund prior to the applicable closing date will be deposited in an interest-bearing bank escrow account with PNC Bank, Delaware pending each closing. Any checks should be made payable to PNC Bank Delaware, as “Escrow Agent,” and must be transmitted by the Distributor directly to PFPC Inc. as Escrow Administrator by noon of the next business day after receipt. Funds deposited into escrow accounts will be invested in accordance with Rule l5c2-4 of the Exchange Act until the relevant subscription closing or the termination of the offering. In the event the Fund rejects a subscriber’s Subscription Agreement or a subscriber elects to withdraw his subscription prior to his or her subscription closing date, PFPC Inc. will promptly deliver to such subscriber all funds received; any interest earned on such funds will be returned within five business days of the next subscription closing after such rejection or withdrawal.

The Fund expects that a first subscription closing will be held on or about the fifth business day after the Fund receives subscriptions totaling at least the Minimum Subscription Amount. The Fund may continue to offer the remaining unsold Units and accept subscriptions for such Units from time to time at subsequent closings until the Termination Date. If the Minimum Subscription Amount is received, any charges or expenses associated with the escrow account will be paid by the Investment Adviser or an affiliate.

USE OF PROCEEDS

The net proceeds to the Fund from this offering will be $100 million if all Units are sold and before deducting organizational and initial offering expenses estimated to be approximately $450,000. The Adviser has agreed to bear the organizational expenses of the Fund if the Fund receives less than $65 million in subscriptions from its initial public offering of Units. In the event the Fund does receive subscriptions totaling $65 million or more, the Fund will pay its own organizational expenses estimated at $45,000, and each Member’s share of these costs will be deducted from his or her capital contribution on or shortly after the final subscription closing. In addition, the Fund estimates incurring offering expenses of approximately $405,000 which will also be deducted from Members’ capital accounts.

It is anticipated that there will be a significant period of time (up to two years) before the Fund becomes fully invested or committed. Although the Fund intends to invest or commit to invest more than 50% of the proceeds from the offering in Underlying Funds within one year after the final subscription closing date, a delay is common for investing in private funds. Further, investments in Underlying Funds may typically take from two to seven years from the date of initial investment to reach a state of maturity at which disposition can be considered. In light of the foregoing, it is unlikely that any significant distribution of the proceeds from the disposition of Underlying Funds will be made until the later years of the existence of the Fund. Pending investment in the Underlying Funds, the Fund will invest available cash in cash equivalents and other short-term money market instruments. See “Principal Risk Factors Relating to the Fund.”

MANAGEMENT

Board of Managers, Officers and Investment Professionals

Pursuant to the Fund’s Operating Agreement, the business and affairs of the Fund will be managed under the direction of the Managing Member subject to the supervision of the Fund’s Board of Managers. The following are descriptions of the members of the Board of Managers and the officers of the Fund, key employees of the Investment Adviser, as well as the members of the Investment Adviser’s Investment Committee. Unless otherwise noted, each member of the Investment Adviser’s Investment Committee has been employed by U.S. Trust for at least the previous five years. Douglas Lindgren may be deemed an “interested person” of the Fund, as defined in the Investment Company Act, on the basis of his affiliation with U.S. Trust.

The identity of the Managers and officers of the Fund and brief biographical information regarding each Manager and officer are set forth below. The business address of each officer and Manager is c/o U.S. Trust Company, N.A., 225 High Ridge Road, Stamford, Connecticut 06905.

Disinterested Managers

Virginia Bonker (38). Ms. Bonker is a Partner and co-founder of Blue Rock Capital, a private equity fund focused on investing in early-stage information technology and service businesses in the eastern US. She is also a Partner of the Sienna Limited Partnership IV, L.P. which focuses on investing in early and expansion-stage private companies in consumer products, information technology and business services nationwide. Previously, Ms. Bonker was a Vice President with the Sprout Group, the venture capital affiliate of Donaldson, Lufkin & Jenrette (now Credit Suisse First Boston), where she worked from 1988 to 1995. The Sprout Group is one of the largest venture firms in the world, with over $3 billion in assets under management. Ms. Bonker was also an Investment Analyst with DLJ’s Investment Banking Group and, prior to that, worked as a Systems Analyst and Product Marketing Engineer at Hewlett-Packard. Ms. Bonker received an A.B. in Computer Science with Electrical Engineering from Harvard College and her M.B.A. with Highest Honors from Columbia University.

Jonathan B. Bulkeley (42). Mr. Bulkeley has been the Non Executive Vice Chairman of EDGAR® Online, Inc. since April 2003. Mr. Bulkeley is also is the Non Exec Chairman of QXL (NASDAQ: QXLC), Europe’s leading online auction company. He has served as Chairman of QXL since February 1998, a period in which QXL has gone public, made several acquisitions and expanded into 13 countries across Europe. Mr. Bulkeley served as Chairman and Chief Executive Officer of Lifeminders (NASDAQ: LFMN) from February 2001 until Lifeminders was sold. Prior to Lifeminders, Mr. Bulkeley was the Chief Executive Officer of barnesandnoble.com from 1998 to 2000 and was responsible for barnesandnoble.com’s IPO, which at the time was the largest Internet IPO in history. From 1993 to 1998, Mr. Bulkeley worked at America Online. He was managing director of America Online’s (AOL) joint venture with Bertelsmann Online in the United Kingdom (UK). He also served as vice president of business development and general manager of media at AOL. Before joining AOL in 1993, Mr. Bulkeley spent eight years at Time Inc. in a variety of roles, including director of marketing and development for Money magazine for three years. Mr. Bulkeley is currently on the Board of Directors of Milliken & Co., The Readers Digest Association (NYSE: RDA) and QXL (NASDAQ: QXLC). In addition Mr. Bulkeley serves on the Advisory Boards of three private equity funds, The Jordan Edminston Venture Fund in New York, Elderstreet Capital Partners in London and Jerusalem Global Venture Partners in Israel. Mr. Bulkeley has served previously as Chairman of Lifeminders, Chairman of Logikeep and Chairman of the Yale Alumni magazine and on the Boards of Global Commerce Zone, Instant Dx, Cross Media Marketing Corp (AMEX:XMM) and the Hotchkiss School. Mr. Bulkeley received his B.A. in African Studies from Yale University in 1982.

Thomas F. McDevitt (46). Mr. McDevitt is the Managing Partner of Edgewood Capital Partners, an investment firm focused on making and managing investments in the real estate and mortgage arenas. Prior to founding Edgewood Capital Partners in 2002, Mr. McDevitt was a Managing Director in charge of the large loan ($30 to $100 million) Commercial Mortgage Backed Securitization Group at Societe Generale, where his group bought or originated 70 loans for $600 million. He was also a founder and active partner of Meenan, McDevitt & Co. from 1991 until it was sold to Societe Generale in 1998. Meenan, McDevitt & Co. was a broker dealer and investment banking firm that acted as agent for over $5 billion of transactions spread over a number of asset classes. From 1988 to 1991, Mr. McDevitt ran the commercial mortgage syndication desk at Citibank, and from 1984 to 1987 he was responsible for commercial mortgage sales in the Mid-Atlantic region for Salomon Brothers Inc . Mr. McDevitt received his A.B. from Harvard College and his M.B.A. from the Amos Tuck School of Business Administration and Finance.

Interested Manager

Douglas Lindgren (41) Chairman of the Board of Managers. See “Portfolio Managers and Officers” for complete biographical information on Mr. Lindgren.

Portfolio Managers and Officers

Senior members of the Investment Adviser’s Private Equity Group will be responsible for the day-to-day activities of the Fund in their capacities as officers of the Fund and the Managing Member, including, for example:

•	Identification of investment opportunities

•	Due diligence

•	Fund evaluation and selection

•	Investment monitoring and portfolio management

•	Fund administration

The officers have substantial experience in private equity, including researching, structuring, negotiating and managing private equity investments. The team understands the intricacies of successful deal making and of realizing returns once a deal has been made. These investment experiences allow the principals to bring a thorough understanding of the investment process, as well as a network of contacts within private equity, to the management of the fund.

The broad private equity experience of these individuals is described below:

Douglas A. Lindgren.    Mr. Lindgren (41) is the Principal Executive Officer and Chief Investment Officer of the Fund and Principal Executive Officer of the Managing Member. He is also a Managing Director of U.S. Trust Company. He heads U.S. Trust’s Alternative Investments Division and is Co-Chief Executive Officer and Chief Investment Officer of Excelsior Venture Partners III, LLC, Excelsior Venture Investors III, LLC, and Excelsior Private Equity Fund II, Inc., and Co-Chief Executive Officer of UST Private Equity Investors, Inc. In his role as head of U.S. Trust’s Alternative Investments Division, Mr. Lindgren oversees groups making direct and fund investments across a variety of investment categories, including private equity, hedge funds and real estate. He has managed all facets of the investment process and has led numerous private equity investments across a variety of sectors since entering the business in 1988. Through these activities, he has established relationships with placement agents, investment bankers and principals in the private equity community. While at U.S. Trust, he has served on the board of directors of both private and public companies. Prior to joining U.S. Trust in April 1995, Mr. Lindgren served in various capacities for Inco Venture Capital Management (“IVCM”) from January 1988 through March 1995, including President and Managing Principal from January 1993 through March 1995. While at IVCM, Mr. Lindgren invested in venture capital and buyout transactions and served on the board of directors of several of its portfolio companies. Before joining IVCM, Mr. Lindgren was employed by Salomon Brothers Inc and Smith Barney, Harris Upham & Co., Inc. He is an Adjunct Professor of Finance at Columbia University’s Graduate School of Business, where he has taught courses on venture capital since 1993. Mr. Lindgren holds a M.B.A. and B.A. from Columbia University. He serves on U.S. Trust’s Portfolio Policy Committee.

James F. Rorer.    Mr. Rorer (33) is Vice President of the Fund and the Managing Member. He is also a Vice President of Excelsior Venture Partners III, LLC, Excelsior Venture Investors III, LLC, and the U.S. Trust Company. At U.S. Trust, Mr. Rorer has been responsible for sourcing, evaluating, structuring and managing a broad array of investments in private companies. He has also been active in making investments in private equity funds, building a network among a variety of sponsors and intermediaries in the process. Prior to joining U.S. Trust in May 1999, he worked at Bain & Company, a leading global strategic consulting firm, from September 1996 until April 1999. He was a consultant in the Private Equity Practice, providing strategic due diligence services to large private equity firms. Mr. Rorer worked on projects with a number of prominent buyout firms and gained direct exposure to their investment process and approach, while developing a broad network in this field. In addition, Mr. Rorer also spent time in Bain’s standard consulting practice, working with companies on a variety of strategic issues in a number of different industries including automotive, electric power, telecommunications, consumer products and financial services. Mr. Rorer also worked at CS First Boston from 1992 to 1994, where he was in the Financial Institutions Group performing financial analysis and working on a variety of mergers and acquisitions and IPOs. Mr. Rorer graduated from Duke University, Phi Beta Kappa, with a degree in Economics and Mathematics. He holds a M.B.A. from Harvard Business School.

The following individuals are also officers of the Fund:

Robert F. Aufenanger.    Mr. Aufenanger (49) is Chief Financial Officer of the Fund and a Senior Vice President of U.S. Trust Company. Mr. Aufenanger is the Chief Financial Officer of the Alternative Investments Group and is responsible for managing the financial reporting and operational affairs of the investment vehicles within the group. Prior to joining U.S. Trust in April 2003, Mr. Aufenanger worked as a consultant to various clients in the fund industry from January 2002 to March 2003. From 1999 through 2001, he was the Chief Financial Officer for the investment funds sponsored by Icon Capital Corp. He served as the Chief Financial Officer and Controller for funds managed by Merrill Lynch & Co., Inc. as a General Partner or Investment Advisor in the private equity, leveraged buyout, real estate and other industries from 1985 to 1999. Prior to that, he was a Controller for an equipment leasing subsidiary of Merrill Lynch & Co. from 1981 to 1985 and was an audit supervisor for Ernst & Young from 1975 to 1980. Mr. Aufenanger received his B.S. in Accounting from St. John’s University and is a Certified Public Accountant. He is a member of the “International Who’s Who of Professionals”, the American Institute of Certified Public Accountants, the New York State Society of Certified Public Accountants, and the Turnaround Management Association.

Cynthia Englert.    Ms. Englert (38) is Secretary of the Fund. Ms. Englert is a Vice President of U.S. Trust Company and Chief Administrative Officer and Secretary of Excelsior Venture Partners III, LLC, Excelsior Venture Investors III, LLC, Excelsior Private Equity Fund II, Inc. and UST Private Equity Investors Fund, Inc. At U.S. Trust, Ms. Englert is responsible for accounting, administration and financial reporting for the private equity funds. Prior to joining U.S. Trust in August 2001, Ms. Englert worked at Whitney & Company, a private equity and debt investment manager in Stamford, Connecticut, from May 1999 until August 2001. Ms. Englert was in the fund accounting and administration group and worked as a controller on the firm’s private mezzanine debt and high yield debt funds. Previously, Ms. Englert worked as a financial analyst in the management reporting, asset-backed finance and derivatives areas at Greenwich Capital Markets, a firm that specializes in fixed income capital markets, from July 1993 until March 1999. Ms. Englert graduated from Holy Cross College with a B.A. in English and earned an M.B.A. with a concentration in Finance from the University of Connecticut.

Name, Age, and Position with the Fund	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Manager	Other Directorships Held by Managers

Disinterested Managers

Virginia Bonker (38) Manager	Term—Indefinite; Length—since inception	Partner, Blue Rock (8/95 to present); Partner, Sienna Limited Partnership IV, L.P. (1/03 to present).	1 (one)	CMGI, Inc.; LockStar, Inc.; Integrated Chipware, Inc.; eVulkan, Inc.; Museumshop.com, Inc.; Ranch Networks, Inc.

Jonathan B. Bulkeley (42) Manager	Term—Indefinite; Length—since inception

Non-Executive Vice Chairman of EDGAR® Online, Inc. (4/03 to present);

Non-Executive Chairman of QXL Ricardo, PLC (2/98 to present);

Chairman and CEO, Lifeminders (2/01 to 10/01);

Non Executive Chairman, Logikeep (3/01 to 10/01);

CEO, barnesandnoble.com (12/98 to 1/00);

Managing Director and V.P., AOL (3/93 to 12/98).

			1 (one)	Milliken & Company; The Readers Digest Association) and QXL Ricardo, PLC

Thomas F. McDevitt (46) Manager	Term—Indefinite; Length—since inception	Managing Partner, Edgewood Capital Partners (5/02 to present); Managing Director, Societe Generale (6/98 to 3/02); Founder and Partner, Meenan, McDevitt & Co. (5/91 to 5/98).	1 (one)	None

Interested Manager

Douglas Lindgren (41) Manager	Term—Indefinite; Length—since inception	Chair of U.S. Trust’s Alternative Investments Division, Managing Director and Senior V.P. of U.S. Trust (4/95 to present).	1 (one)	None

Officers who are not Managers

James F. Rorer (33) Vice President	Term—Indefinite; Length—since inception	V.P., U.S. Trust, (5/99 to present); Consultant, Bain & Company (9/96 to 4/99)	N/A	N/A

Robert F. Aufenanger (49) Chief Financial Officer	Term—Indefinite; Length—since inception

Chief Financial Officer of U.S. Trust’s Alternative Investments Division and Senior V.P. of U.S. Trust (4/03 to present); Independent Consultant to private equity funds (1/02 to 3/03);

Chief Financial Officer, Icon Holding Corp. (12/99 to 12/01);

Chief Financial Officer, Partnership Group, Merrill Lynch & Co., Inc. (6/80 to 10/99).

			N/A	N/A

Cynthia Englert (38) Secretary	Term—Indefinite; Length—since inception	V.P. of U.S. Trust, (8/01 to present); Controller, Whitney & Company (5/99 to 8/01); Financial analyst, Greenwich Capital Markets (7/93 to 3/99).	N/A	N/A

Board of Managers Compensation

Each member of the Board of Managers who are not “interested persons,” as defined under the Investment Company Act, will receive $5,000 annually and $2,000 per Fund meeting attended, paid by the Fund. Members of the Board of Managers are also entitled to reimbursement of their actual out-of-pocket expenses incurred in connection with their attendance at meetings of the Board of Managers. The Fund does not have a Stock Option plan, other long-term incentive plan, retirement plan or other retirement benefits.

ESTIMATED COMPENSATION TABLE

Name of Person, Position	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex*
Virginia Bonker	$11,000	$0	$0	$11,000 (1 Fund)***
Jonathan B. Bulkeley	$11,000	$0	$0	$11,000 (1 Fund)
Douglas Lindgren**	$ 0	$0	$0	$0 (1 Fund)
Thomas F. McDevitt	$11,000	$0	$0	$11,000 (1 Fund)

*	The total compensation paid to such persons by the Fund and the Fund Complex is estimated for the fiscal year ending December 31, 2003. The parenthetical number represents the number of investment companies (including the Fund) from which such person receives compensation that are considered part of the same Fund Complex as the Fund.
**	Interested person of the Fund.
***	The Fund is the only investment company in the fund complex.

The Board will form an Audit Committee consisting of Managers who are not “interested persons” as that term is defined by the Investment Company Act. The primary duties of the Audit Committee are: (i) to recommend to the full Board of Managers auditors to be retained for the Fund’s fiscal year; (ii) to meet with the Fund’s independent auditors as necessary; (iii) to review and approve the fees charged by the auditors for audit and non-audit services; and (iv) to report to the full Board on a regular basis and to make recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate

The Board will form a Nominating Committee comprised of the independent Managers to whose discretion the selection and nomination of managers who are not interested persons, as defined in the Investment Company Act, will be committed.

Investment Adviser/Managing Member; Compensation

Investment Adviser.    U.S. Trust Company, N.A., acting through its registered investment advisory division, U.S. Trust Company, N.A. Asset Management Division, will be the Investment Adviser to the Fund. Founded in 1853, U.S. Trust is one of America’s oldest investment management and trust companies. As of December 31, 2002, U.S. Trust had $80 billion in assets under management. U.S. Trust is wholly owned by The Charles Schwab Corporation, one of the nation’s largest financial services firms, which together with all its subsidiaries, had over $765 billion in clients’ assets as of December 31, 2002.

U.S. Trust offers a broad array of financial services and has extensive relationships in the financial community, working closely with financial sponsors, investment bankers and other financial intermediaries. U.S. Trust has been active in the private markets and has had a formal private equity program since 1995.

Under the supervision of the Board of Managers, the Investment Adviser is responsible for finding, evaluating, structuring and monitoring the Fund’s investments and for providing or arranging for management services for the Fund. The investment professionals in charge of the day-to-day management of the Fund have extensive experience in private equity investing. See “Officers” below. The Investment Adviser will be entitled to the Management Fee pursuant to terms of the Investment Advisory Agreement.

Management Fee.    The Fund will pay the Investment Adviser, on a quarterly basis, a management fee at an annual rate equal to 1.00% of the net asset value of the Fund. The management fee is determined and payable in arrears on the last day of each fiscal quarter. The Investment Adviser has agreed to waive the management fee during the subscription period, which will end on the final subscription closing date. The Investment Adviser will also receive from the Fund the grant of the Incentive Carried Interest in accordance with the terms of the operating agreement. See “Summary of Terms—Management Fee; Incentive Carried Interest.”

Investment Advisory Agreement.    The Fund will enter into an investment advisory agreement with the Investment Adviser. The Investment Advisory Agreement provides that the Investment Adviser shall, subject to the supervision of the Board of Managers, identify, monitor and dispose of the Fund’s investments and provide management and administrative services as may be reasonably requested by the Fund. The Fund also uses the services of an administrator, PFPC Inc.

Under the Fund’s Investment Advisory Agreement, the Fund is obligated to bear all costs and expenses directly allocable and identifiable to the Fund or its business or investments, including, but not limited to, fees and expenses of the Board of Managers; fees and expenses of the Investment Adviser; fees and expenses of registering the Fund’s Units under federal and state securities laws; interest; taxes; fees and expenses of the Fund’s legal counsel and independent accountants; fees and expenses of the Fund’s administrator (PFPC Inc.), transfer agent and custodian; expenses of printing and mailing Unit certificates, reports to members, notices to members and proxy statements; reports to regulatory bodies; brokerage and other expenses in connection with the execution, recording and settlement of portfolio security transactions; expenses in connection with the acquisition and disposition of portfolio investments or the registration of privately issued portfolio securities; costs of third party evaluations or appraisals of the Fund (or its assets) or its actual investments; expenses of membership in investment company and other trade associations; expenses of fidelity bonding and other insurance premiums; expenses of members’ meetings; fees payable to the National Association of Securities Dealers, Inc. (the “NASD”), if any, in connection with this offering; indemnification costs and expenses; fees and expenses of legal counsel to the members of the Board of Managers who are not interested persons of the Fund (within the meaning of the Investment Company Act); and the Fund’s other business and operating expenses.

The Investment Advisory Agreement provides for indemnification by the Fund of the Investment Adviser, its affiliates and their officers, directors, employees, members and agents from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) incurred by them in connection with, or resulting from, their actions or inactions in connection with the performance of, or under, the Fund’s Investment Advisory Agreement. Indemnification is only available to the extent the loss, claim, damage, liability or expense did not result from willful misfeasance, bad faith or gross negligence in the performance by the persons seeking indemnification of their duties under the Fund’s Investment Advisory Agreement, or the reckless disregard of their obligations and duties under the Fund’s Investment Advisory Agreement.

The Fund’s Investment Advisory Agreement provides that it will continue in effect for two years and that, after the initial period of effectiveness will continue in effect for successive annual periods, provided that such continuance is specifically approved at least annually by the vote of a majority of the Board of Managers of the Fund who are not parties to the agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such continuance, and either: (i) the vote of a majority of the outstanding Units of the Fund; or (ii) the vote of a majority of the full Board of Managers of the Fund. The Fund’s Investment Advisory Agreement also provides that it be terminated at any time, without the payment of any penalty, either by: (i) the Fund, by action of the Board of Managers or by vote of a majority of the outstanding Units of the Fund, on 60 days’ written notice to the Investment Adviser; or (ii) the Investment Adviser on 90 days’ written notice to the Fund. The Fund’s Investment Advisory Agreement will terminate immediately in the event of its “assignment” (as defined in the Investment Company Act).

In evaluating the Investment Advisory Agreement, the Board reviewed materials furnished by the Investment Adviser, including information regarding the Investment Adviser, its affiliates and its personnel, operations and financial condition. The Board discussed with representatives of the Investment Adviser the Fund’s operations and the Investment Adviser’s ability to provide advisory and other services to the Fund. The Board also reviewed, among other things, the nature of the services to be provided by the Investment Adviser, including the process to be used in connection with its analysis of the Underlying Funds and their investment managers, the proposed fees to be charged by the Investment Adviser for its services, including a comparative analysis of fees and expense ratios of investment companies with similar objectives and strategies managed by other investment advisers and the experience of the investment advisory and other personnel providing services to the Fund. The Managers met in an executive session during which they were advised by and had the opportunity to discuss with independent legal counsel the approval of the Investment Advisory Agreement. During the discussion, they considered the capability of the Investment Adviser and its experience managing other similar products and concluded the Investment Adviser had experience and personnel sufficient to manage the Fund. They considered the comparative fees and expenses and concluded that the fees to be charged by the Investment Adviser were reasonable. After having the opportunity to request and review such additional information as they deemed necessary and considering the foregoing, the Managers, including the disinterested Managers, concluded that approval of the Investment Advisory Agreement was in the best interests of its shareholders.

Investment Operations

Under the supervision of the Board of Managers, the Investment Adviser is responsible for finding, evaluating, structuring and monitoring the Fund’s investments and for providing or arranging for management services for the Fund. The investment professionals in charge of the day-to-day management of the Fund have extensive experience in private equity investing.

The Investment Committee of the Investment Adviser

The Investment Committee of the Investment Adviser consists of a group of senior investment management professionals at U.S. Trust with considerable portfolio management and private equity knowledge. The Investment Committee will be responsible for giving high level guidance to the Fund and for approving the Underlying Fund investments. The Chief Investment Officer of the Fund, following the review and approval of the Investment Committee, will be authorized to make investment decisions on behalf of the Fund.

The current members of the Investment Committee are listed below:

Frederick B. Taylor.    Chairman of the Investment Committee. Mr. Taylor (61) is Vice Chairman and Chief Investment Officer of U.S. Trust Corporation, a position he has held since 1990. He serves on the Management Committee of The Charles Schwab Corporation. Mr. Taylor also serves as Chairman of U.S. Trust’s Portfolio Policy Committee. He has been with U.S. Trust for over 30 years, and has been responsible for developing and implementing investment policy since 1981. Mr. Taylor received his B.A. degree from Wesleyan University, with distinction, and his M.B.A. degree from the University of Pennsylvania, Wharton School. He is a member of the New York Society of Security Analysts and the Association for Investment Management and Research. His address is 114 East 47th Street, New York, NY 10036.

John J. Apruzzese.    Mr. Apruzzese (45) is the Chief Investment Officer for the U.S. Trust New York Region. He has been a portfolio manager at U.S. Trust since 1984. Previously, Mr. Apruzzese was a staff member of the Labor and Human Resources Committee of the U.S. Senate and worked on federal budget matters. He received his B.A. from Bucknell University and his M.B.A. from New York University. Mr. Apruzzese is a Chartered Financial Analyst, a member of the New York Society of Security Analysts and a member of the Board of Advisers of Outward Bound. His address is 114 East 47th Street, New York, NY 10036.

William T. Armitage.    Mr. Armitage (38) is a Senior Vice President of CTC Consulting Inc., which is part of U.S. Trust. At CTC, Mr. Armitage is in charge of the private equity group and is responsible for advising large clients on investments in venture capital and leveraged buyout funds. In aggregate, Mr. Armitage has advised clients with $1.25 billion in commitments to private equity, investments encompassing approximately 140 fund managers. Mr. Armitage has been at U.S. Trust since 1998. In addition to his work at CTC, Mr. Armitage has 16 years of personal investment experience. His experience includes asset allocation studies, manager research, investment policy development and private company valuations. Mr. Armitage received a B.A. in Business Administration with an emphasis in Finance and Economics from Lewis and Clark College. He completed his M.B.A. with a concentration in Finance at the University of Washington. His address is 4380 S.W. Macadam Avenue, Portland, OR 97239.

Timothy A. Barker.    Mr. Barker (45) is Managing Director and Investment Strategist in the Family Wealth Management Group, which manages assets for clients of U.S. Trust with a net worth in excess of $100 million. He is responsible for assisting clients in developing and implementing asset allocation strategies. Prior to joining U.S. Trust, Mr. Barker served as chief investment officer at a large family office. He also served as a consultant for Prudential Securities as well as a regional vice president and account manager at The Ayco Corporation. Mr. Barker graduated from Siena College with a B.A. in Political Science and earned his J.D. from Albany Law School. Mr. Barker is a member of the Board of Associate Trustees for Siena College. In addition, he serves on the Board of Directors for both the St. Anne Institute Foundation and St. Peter’s Addiction and Recovery Center. His address is 114 East 47th Street, New York, NY 10036.

William V. Ferdinand.    Mr. Ferdinand (61) is Managing Director at U.S. Trust Company and is responsible for managing the investment organization in Connecticut. With thirteen portfolio managers, this group actively manages over $3.4 billion of assets. In addition, Mr. Ferdinand is a member of U.S. Trust’s National Portfolio Policy Committee. With over 30 years of investment management experience, he comes to U.S. Trust Company from The Penn Mutual Life Insurance Company, where he served as Executive Vice President and Chief Investment Officer as well as President and Chief Executive Officer of the investment management subsidiaries. At Penn Mutual, Mr. Ferdinand was responsible for overseeing a substantial private equity portfolio and a venture capital group. Prior to Penn Mutual, he managed the pension assets of Union Carbide Corporation, one of the largest pension funds in the nation. Mr. Ferdinand is a Chartered Financial Analyst and received a B.S. degree from the University of Pennsylvania Wharton School of Business. He earned his M.B.A. from New York University. He is a member of the New York and International Society of Security Analysts and the Association for Investment Management and Research.

The Managing Member

Excelsior Buyout Management, LLC will serve as the Managing Member of the Fund. The Managing Member will have responsibility for the Fund’s overall management and overseeing the day-to-day business and operations of the Fund subject to the Board of Managers. The Managing Member has full, exclusive and complete authority in the management and control of the business of the Fund for the purposes stated in the LLC Agreement and makes all decisions affecting the business of the Fund subject to the Board of Managers.

The Managing Member shall be responsible for maintaining the capital accounts of the Members of the Fund as well as making determinations of allocations to the capital accounts of the Members and distributions to the members as well as representing the Fund in any tax proceedings as the “Tax Matters Partner.”

Administrator

The Administrator, PFPC Inc., performs certain administration, accounting and investor services for the Fund. In consideration for these services, the Fund pays the Administrator an annual fee, payable monthly, equal to approximately .07 to .105% of the Fund’s average net assets subject to a minimum monthly fee of approximately $4,200, and will reimburse the Administrator for out-of-pocket expenses.

Custodian and Transfer Agent

PFPC Trust Company (“PFPC Trust”) will serve as the Fund’s custodian in accordance with the provisions of the Investment Company Act and the rules and regulations thereunder. As such, PFPC Trust will be responsible for holding the Fund’s cash and portfolio securities. PFPC Trust will also serve as the transfer agent and distribution paying agent for the Fund’s Units. For its custodian, transfer agency and paying agency services,

PFPC Trust will receive customary fees from the Fund. PFPC Trust’s address is: PFPC Trust Company, 8800 Tinicum Boulevard, 3rd Floor, Suite 200, Philadelphia, Pennsylvania 19153.

CODE OF ETHICS

The Fund, the Distributor and the Investment Adviser have adopted codes of ethics under Rule l7j-1 of the Investment Company Act that restrict the personal securities transactions of certain associated persons of the Fund, the Distributor and the Investment Adviser. The primary purpose of such codes is to ensure that personal trading by their respective employees does not disadvantage the Fund. U.S. Trust portfolio managers and other investment personnel who comply with the code of ethics’ pre-clearance and disclosure procedures may be permitted to purchase, sell or hold certain types of securities which also may be purchased or sold by or are held in the fund(s) they advise. The codes of ethics can be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the Public Reference Room can be obtained by calling the Commission at 1-202-942-8090. The codes of ethics are also available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov or may be obtained after paying a duplicate fee, by electronic request to the following E-mail address: publicinfo@sec.gov or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

CONTROL PERSONS

Upon completion of the offering, no person is expected to have voting control over the Fund except as set forth under “The Offering.”

PORTFOLIO TURNOVER

Because the investments of the Fund generally require relatively long periods of time to reach maturity, it is expected that the Fund’s investment turnover will be low. There is, however, no policy limitation on the ability of the Fund to sell an investment after a short period of time.

VALUATION

Net Asset Valuation

The Fund will compute its net asset value as of the last business day of each quarter and at such other times as deemed appropriate by the Valuation Committee of the Board of Managers. In determining its net asset value, the Fund will value its investments as of such quarter-end. The net asset value of the Fund will equal the value of the total assets of the Fund, less all of its liabilities, including accrued fees and expenses. The net asset value per Unit of the Fund will equal the net asset value of the Fund divided by the number of outstanding Units.

The Board and the Valuation Committee have approved procedures pursuant to which the Fund will value its investments in Underlying Funds at fair value. In accordance with these procedures, fair value as of each quarter-end ordinarily will be the value determined as of such quarter-end for each Underlying Fund in accordance with the Underlying Fund’s valuation policies and reported at the time of the Fund’s valuation. As a general matter, the fair value of the Fund’s interest in an Underlying Fund will represent the amount that the Fund could reasonably expect to receive from an Underlying Fund if the Fund’s interest were redeemed at the time of valuation (although it is not generally expected that the types of Underlying Funds in which the Fund may invest will provide the Fund with redemption rights), based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. In the event that an Underlying Fund does not report a quarter-end value to the Fund on a timely basis, the Fund would determine the fair value of such Underlying Fund based on the most recent value reported by the Underlying Fund, as well any other relevant information available at the time the Fund values its portfolio.

Prior to investing in any Underlying Fund, the Investment Adviser will conduct a due diligence review of the valuation methodology utilized by the Underlying Fund, which as a general matter will utilize market values when available and otherwise utilize principles of fair value that the Investment Adviser reasonably believes to be consistent with those used by the Fund for valuing its own investments. Although the procedures approved by the Board provide that the Investment Adviser and the Valuation Committee will review the valuations provided by the investment advisers to the Underlying Funds, neither the Investment Adviser nor the Valuation Committee will be able to confirm independently the accuracy of valuations provided by such investment advisers (which are unaudited).

In addition, through written and telephone communication and in-person meetings, the Investment Adviser will maintain close relationships with the managers of the Underlying Funds in order to protect the interests of the Fund and its Members. Representatives of the Investment Adviser plan to regularly attend fund investor meetings. To keep abreast of each Underlying Fund’s activities, the Investment Adviser will review their periodic reports as well as the reports of the underlying portfolio companies in which the Underlying Funds invest.

The Fund’s valuation procedures require the Investment Adviser and the Valuation Committee to consider all relevant information available at the time the Fund values its portfolio. The Adviser and the Valuation Committee will consider such information, and may conclude in certain circumstances that the information provided by the investment adviser of an Underlying Fund does not represent the fair value of the Fund’s interests in the Underlying Fund. Following procedures adopted by the Board and the Valuation Committee, in the absence of specific transaction activity in interests in a particular Underlying Fund, the Fund would consider whether it was appropriate, in light of all relevant circumstances, to value such a position at its net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. Generally, the Fund would not anticipate applying a discount or a premium to the net asset value reported to it with respect to its Underlying Fund investments because it is anticipated that the valuation methodologies used by the Underlying Funds would already be reflective of the illiquid nature of the Fund’s investment in such Underlying Funds. Any such decision would be made in good faith, and subject to the review and supervision of the Valuation Committee.

The valuations reported by the investment advisers of the Underlying Funds, upon which the Fund calculates its quarter end net asset value and net asset value per Unit, may be subject to later adjustment, based on information reasonably available at that time. These valuations may be adjusted by the Valuation Committee in its sole discretion as it deems appropriate to reflect the fair market value of the Underlying Funds and their interests in portfolio companies or other assets. Circumstances that would justify an adjustment of the valuations reported to the Valuation Committee by the Managers of the Underlying Funds would include information available to the Valuation Committee that was not reflected in the valuations supplied by the Underlying Funds including: (i) changes in prices of publicly traded securities held by the Underlying Funds, (ii) the pricing obtained for new rounds of financing, particularly financing obtained in significant amounts from new unrelated investors, (iii) the discontinuation of operations or an important component of operations or the commencement of insolvency or reorganization proceedings of a portfolio company in the Underlying Funds and (iv) any other factor or set of factors which, when viewed in the totality of the circumstances would compel an investment professional to conclude that there had occurred an objectively verifiable change in the circumstances of the issuer or in the environment which is not likely to be reversed in any relevant time frame and which renders current valuation an obsolete, misleading measure of current value for which there is a readily determined and more reliable measure (as would clearly be the case, for instance, where there is a new round of financing from a new unrelated source or where insolvency proceedings have commenced). Other adjustments may occur from time to time.

Prospective investors should be aware that there can be no assurance that the fair values of interests in Underlying Funds as determined under the procedures described above will in all cases be accurate to the extent that the Fund and the Valuation Committee do not generally have access to all necessary financial and other information relating to the Underlying Funds to determine independently the net asset values of those funds. The results of the Valuation Committee’s valuation of securities whose market value is not readily ascertainable will be based upon the Valuation Committee’s assessment of the fair value of such securities and their issuers and, therefore, are subject to interpretation and inaccuracies. The Valuation Committee’s valuation of portfolio positions could have an adverse effect on the Fund’s net assets if its judgments regarding appropriate valuations should prove incorrect.

To the extent the Fund purchases debt securities, debt securities will be valued in accordance with the Fund’s valuation procedures, which generally provide for using a third party pricing system, agent, or dealer selected by the Investment Adviser, which may include the use of valuations furnished by a pricing service that employs a matrix to determine valuations for normal institutional size trading units. The Board and the Valuation Committee will monitor periodically the reasonableness of valuations provided by any such pricing service. Debt securities with remaining maturities of 60 days or less, absent unusual circumstances, will be valued at amortized cost, so long as such valuations are determined by the Valuation Committee to represent fair value.

Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund’s net assets if the judgments of this Board, the Valuation Committee, the Investment Adviser, or investment advisers to the Underlying Funds should prove incorrect.

Capital Accounts, Allocations and Distributions

Capital Accounts.    Investors in the Fund will become Members in the Fund, which will establish a capital account for each Member. Members’ capital contributions and their share of items of income and gain will increase their capital accounts, and their distributions and their share of items of loss, deduction and expense will reduce their capital accounts. The Fund will establish a capital account for the Investment Adviser to which allocations in respect of the Incentive Carried Interest will be made as well as its Capital Contribution.

Allocations.    The income, gain, loss, deduction and expense of the Fund will be determined and allocated as of the end of each tax year (typically December 31) to the Members to reflect the distribution procedures described herein.

In the event of the resignation or removal of the Investment Adviser or other termination without reinstatement of the Fund’s investment advisory agreement with the Investment Adviser or an affiliate, the assets of the Fund will be valued in accordance with the Fund’s operating agreement as of the date of resignation, removal or termination, and the Fund will be deemed to have realized gain or loss on such assets based on the valuations so assigned.

Notwithstanding the foregoing, the Fund may, in its sole and absolute discretion, make special allocations of items of Fund income, gain, loss, deduction and expense in order to cause the capital account balances of the Members and the Managing Member to reflect the economic arrangement set forth in the following paragraph.

Distributions.    Distributions of net investment proceeds will be made by the Fund at such times and in such amounts as determined by the Managing Member in its sole discretion.

Distributions shall be made to the Members in accordance with the following order of priority: (a) first, 100% to the Members pro rata in accordance with their percentage interests until aggregate distributions to the Members under this clause (a) equal the sum of: (i) their capital contributions and (ii) an amount equal to a cumulative preferred 8% annual rate of return on their unreturned capital contributions as of the date of such distribution; (b) second, 100% to the Investment Adviser until the Investment Adviser has received an amount equal to 5% of all prior distributions to the Members under clause (a) above that are in excess of the Members’ capital contributions; and (c) thereafter, 95% to the Members pro rata in proportion to their capital contributions and 5% to the Investment Adviser. Upon liquidation of the Fund, any cash or other property available for distribution will be distributed to the Members, including the Fund, and to the Investment Adviser pro rata in accordance with their respective capital account balances. The Investment Adviser’s capital account balance generally will reflect the allocations that have been made to the Investment Adviser in respect of the Incentive Carried Interest and its capital contribution but that have not been previously distributed to the Investment Adviser.

CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

The following is a summary of certain U.S. federal income tax consequences to the initial members who are U.S. persons. The discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations, judicial authorities, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion does not address all of the tax consequences that may be relevant to a particular member or to members subject to special treatment under federal income tax laws (e.g., banks and certain other financial institutions, insurance companies, tax-exempt organizations and non-U.S. persons). This discussion is limited to Members who hold their Units as capital assets. No ruling has been or will be sought from the IRS regarding any matter discussed herein. Except as expressed in “Tax Status of the Fund” below, counsel to the Fund has not rendered any legal opinion regarding any tax consequences relating to the Fund or an investment in the Fund. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below. PROSPECTIVE INVESTORS ARE URGED TO CONSULT THEIR OWN TAX ADVISERS AS TO THE FEDERAL INCOME TAX CONSEQUENCES OF ACQUIRING, HOLDING AND DISPOSING OF UNITS AS WELL AS THE EFFECTS OF STATE, LOCAL AND NON-U.S. TAX LAWS.

Tax Status of the Fund.    At the first subscription closing, the Fund will receive an opinion of its counsel, Paul, Hastings, Janofsky & Walker LLP, to the effect that, under current law and based on certain assumptions and representations, the Fund will be treated as a partnership and not as a “publicly traded partnership” that is treated as a corporation for federal income tax purposes.

A limited liability company that is registered as an investment company under the Investment Company Act (in the case of the Fund) would be treated as a corporation for federal income tax purposes if it were to become a publicly traded partnership. A publicly traded partnership is a partnership (or limited liability company intended to be treated as a partnership) the interests of which are either traded on an established securities market or readily tradable on a secondary market (or the substantial equivalent thereof). Each of the Fund, the Managing Member and the Investment Adviser has represented to counsel for the Fund that, among other things, neither it, nor any affiliate thereof, will participate in the establishment of an established securities market or secondary market (or the substantial equivalent thereof) for this purpose.

In addition, the operating agreement for the Fund imposes significant restrictions on transfer of interests in the Fund in order to address this point. By subscribing for Units, each Member agrees to indemnify and hold harmless the Fund, the Investment Adviser, the Distributor, each other Member and any successor or assign of any of the foregoing, from and against all losses, taxes, claims, damages, liabilities, costs and expenses (including losses, claims, damages, liabilities, costs and expenses of any judgments, fines and amounts paid in settlement), joint or several, to which those persons may become subject by reason of or arising from any transfer made by that Member in violation of the Operating Agreement or any misrepresentation made by that Member in connection with any purported transfer. A similar indemnification is required to be made by a permitted transferee of Units.

Ultimately, counsel’s opinion as to the treatment of the Fund as a partnership for federal income tax purposes will be based on, among other things, the maintenance of factual conditions (including those underlying the representations made to counsel), the continuation of which cannot be assured. Counsel to the Fund will not render a tax status opinion or review such factual environment after the first subscription closings.

If the Fund was treated as a publicly traded partnership or otherwise treated as a corporation for federal income tax purposes, material adverse consequences for the Members would result. The Fund would be subject to tax on its net income at corporate tax rates without a deduction for any distribution to the Members, thereby materially reducing the amount of any cash available for distribution to the Members. In addition, the Members of the Fund would be treated as shareholders for federal income tax purposes. Thus, capital gains and losses and other income and deductions of the Fund would not be passed through to the Members, and all distributions by the Fund to the Members would be treated as dividends, returns of capital and/or gains.

The following discussion assumes that the Fund will continue to be treated as a partnership for federal income tax purposes.

Taxation of Members of the Fund.    By reason of the treatment of the Fund as a partnership for federal income tax purposes, the Fund itself will not be subject to federal income tax. Rather, each Member in computing its federal income tax will include his, her or its allocable share of Fund items of income, gain, loss, deduction and expense for the taxable year of the Fund ending within or with the taxable year of the Member.

Nonliquidating cash distributions made by the Fund to a Member generally will not be taxable to the Member, except to the extent that the amount of such cash distributions exceeds the distributee’s adjusted tax basis in his, her or its Units. However, allocations of taxable income, which are taxable to the Members, are expected generally to coincide with cash distributions. If the Fund distributes both cash and other property to a Member, the Member’s adjusted tax basis in his, her or its Units will be reduced first by the cash and then by the Fund’s tax basis in the other property distributed. The Member will have a tax basis in non-liquidating, non-cash distributions of property equal to the Fund’s tax basis in such property (but in no event in excess of the Member’s adjusted tax basis in his, her or its Units reduced by the amount of any cash distributed in the same transaction).

For federal income tax purposes, a Member’s allocable share of Fund tax items will be determined by the provisions of the Operating Agreement if such allocations have or are deemed to have “substantial economic effect” or are determined to be in accordance with the Members’ interests in the Fund. The allocations under the Operating Agreement are intended to satisfy such requirements. If, however, the IRS successfully challenged the Fund’s allocations of income, gain, loss, deduction and expense, the redetermination of the allocations to a particular Member for federal income tax purposes may be less favorable than the allocations set forth in the Operating Agreement.

The Fund may derive taxable income from a Fund investment that is not matched by a corresponding receipt of cash. This could occur, for example, if the Fund makes an investment in certain non-U.S. corporations. See “Phantom Income from Fund Investments in Non-U.S. Corporations” below. This could also occur if the Fund invests in an entity that is classified as a partnership and such entity allocates income or gain to the Fund without making a corresponding distribution of cash. Moreover, the Fund is not required to make current distributions of its entire earnings. In addition, a reduction of Fund nonrecourse borrowings (as defined for federal income tax purposes) would be treated as a constructive distribution of cash to a Member to the extent of his, her or its allocable share of such reduction, even though an actual cash distribution is not made. Accordingly, it is possible that a Member’s federal income tax liability with respect to his, her or its allocable share of Fund earnings in a particular taxable year could exceed the cash distributions to the Member for the year, thus giving rise to an out-of-pocket payment by the Member.

Tax Basis Rules.    Fund distributions (other than those attributable to dividends, if any, from the investments of the Underlying Funds) generally will not be taxable to a Member to the extent of such Member’s adjusted tax basis in his, her or its Units. In addition, a Member is allowed to deduct his, her or its allocable share of Fund losses only to the extent of such Member’s adjusted tax basis in his, her, or its Units at the end of the taxable year in which the losses occur. A Member’s adjusted tax basis is equal to the Member’s capital contributions to the Fund as adjusted by certain items. Basis is generally increased by the Member’s allocable share of Fund profits (and items of income and gain) and nonrecourse borrowings (as defined for federal income tax purposes). Basis is generally decreased by the Member’s allocable share of Fund losses (and items of loss, deduction and expense), the amount of cash distributed by the Fund to the Member, the Fund’s tax basis of property (other than cash) distributed by the Fund to the Member and any reduction in the Member’s allocable share of nonrecourse borrowings (as defined for federal income tax purposes).

To the extent that a Member’s allocable share of Fund losses are not allowed because the Member has insufficient adjusted tax basis in his, her or its Units, such disallowed losses may be carried over by the Member to subsequent taxable years and will be allowed if, and to the extent of the Member’s adjusted tax basis in subsequent years.

At Risk Rules.    Individuals and certain closely held C corporations are allowed to deduct their allocable share of Fund losses only to the extent of each such Member’s “at risk” amount in the Fund at the end of the taxable year in which the losses occur. A Member’s at risk amount generally is equal to the Member’s aggregate capital contributions to the Fund. To the extent that a Member’s allocable share of Fund losses are not allowed because the Member has an insufficient amount at risk in the Fund, such disallowed losses may be carried over by the Member to subsequent taxable years and will be allowed if, and to the extent of the Member’s at risk amount in subsequent years.

Passive Activity Loss Rules.    Individuals, estates, trusts, closely held C corporations and personal service corporations are not allowed to deduct “passive activity losses” (as defined for federal income tax purposes) against certain other income, such as salary or other compensation for personal services, interest, dividends, annuities, royalties or gains attributable to the disposition of property that either produces such nonbusiness income or is held for investment. An investment in the Fund may constitute a passive activity with respect to the Members. If so, any losses from the Fund may be limited to deductions against other passive activity income of the Member. In addition, the Fund’s investment activities may not constitute a passive activity for purposes of the passive activity loss rules. Therefore, a Member may not be allowed to offset his, her or its allocable share of Fund items of income or gain with the member’s passive activity losses from other sources.

Investment Interest Limitation.    Individuals and other noncorporate taxpayers are allowed to deduct their allocable shares of interest paid or accrued by the Fund on its indebtedness (so-called investment interest) only to the extent of each such Member’s net investment income for the taxable year. A Member’s net investment income generally is the excess, if any, of the Member’s investment income from all sources (which is gross income from property held for investment) over investment expenses from all sources (which are deductions allowed that are directly connected with the production of investment income). Investment income excludes net capital gain attributable to the disposition of property held for investment (and thus would not include any gains realized by the Fund on the sale of its investments), unless the Member elects to pay tax on such gain at ordinary income rates.

To the extent that a Member’s allocable share of Fund investment interest is not allowed because the Member has insufficient net investment income, such disallowed investment interest may be carried over by the Member to subsequent taxable years and will be allowed if and to the extent of the Member’s net investment income in subsequent years. If a Member borrows to finance the purchase of Units, any interest paid or accrued on the borrowing will be investment interest that is subject to these limitations. Since the amount of a Member’s allocable share of Fund investment interest that is subject to this limitation will depend on the Member’s aggregate investment interest and net investment income from all sources for any taxable year, the extent, if any, to which Fund investment interest will be disallowed under this rule will depend on each Member’s particular circumstances each year.

Other Limitations on Deductions and Special Code Provisions.    Prospective investors should be aware that they could be subject to various other limitations on their ability to deduct their allocable share of Fund losses (or items of loss and deduction thereof). An individual, estate or trust may deduct so-called miscellaneous itemized deductions (which include the Fund management fee and certain other fees and expenses of the Fund, and the Underlying Funds) only to the extent that such deductions exceed 2% of the adjusted gross income of the taxpayer. Since the amount of a Member’s allocable share of such expenses that is subject to this disallowance rule will depend on the member’s aggregate miscellaneous itemized deductions from all sources and adjusted gross income for any taxable year, the extent, if any, to which such expenses will be subject to disallowance will depend on each Member’s particular circumstances each year. Other limitations are imposed on itemized deductions of high-income individuals.

For federal income tax purposes, if a Member of a limited liability company performs services for the company and there is a related direct or indirect allocation and distribution by the company to such a Member, the allocation and distribution may be recharacterized as a fee. It is intended that the Investment Adviser’s Incentive Carried Interest constitute an allocable share of Fund earnings and not a fee for tax purposes. No assurance can be given, however, that the IRS could not successfully assert that the Incentive Carried Interest be recharacterized as a fee under these rules. If the Incentive Carried Interest were characterized as a fee, Members could be subject to the limitations on deductibility relating to miscellaneous itemized deductions and certain other itemized deductions of high-income individuals described in the preceding paragraph.

In addition, prospective investors should be aware that certain of the activities of the Fund may be subject to various special provisions of the Code that, among other things, defer or disallow the deductibility of certain expenses. Organizational expenses of the Fund are not currently deductible, but may, at the election of the Fund (as the case may be) be amortized ratably over a period of not less than 60 months. Syndication expenses of the Fund (i.e., expenditures made in connection with the marketing and issuance of interests therein, including placement fees) are neither deductible nor amortizable.

Non-U.S. Currency Gains or Losses.    If the Fund makes an investment or obtains financing denominated in a currency other than the U.S. dollar, then the Fund may recognize gain or loss attributable to fluctuations in such currency relative to the U.S. dollar. The Fund may also recognize gain or loss on such fluctuations occurring between the time it obtains and disposes of non-U.S. currency, between the time it accrues and collects income denominated in a non-U.S. currency, or between the time it accrues and pays liabilities denominated in a non-U.S. currency. Such gains or losses generally will be treated as ordinary income or loss.

Phantom Income From Fund Investments In Non-U.S. Corporations.    It is possible that the Fund may invest in non-U.S. corporations that could be classified as “passive foreign investment companies,” “controlled foreign corporations” and “foreign personal holding companies” (each as defined for federal income tax purposes). For federal income tax purposes, these investments may, among other things, cause a member to recognize taxable income without a corresponding receipt of cash, to incur an interest charge on taxable income that is deemed to have been deferred and/or to recognize ordinary income that would have otherwise been treated as capital gains.

Non-U.S. Taxes.    Certain dividends and interest received by the Fund from sources outside of the U.S. may be subject to withholding taxes imposed by other countries. The Fund may also be subject to capital gains taxes in certain other countries where it purchases and sells stocks and securities. Tax treaties between the United States and other countries may reduce or eliminate such taxes.

The Fund will inform Members as to their proportionate share of non-U.S. taxes paid by the Fund and Members will be required to include such taxes in their income. Members generally will be entitled to claim either a credit (subject, however, to various limitations on foreign tax credits) or, if they itemize their deductions, a deduction (subject to the limitations generally applicable to deductions) for their share of such non-U.S. taxes in computing their federal income taxes.

Sale Of Fund Investments.    The Fund will generally recognize capital gain or loss on the sale of its investments.

Limitation On Deductibility Of Capital Losses.    Capital losses are deductible only to the extent of capital gains (subject to an exception for individuals under which up to $3,000 of capital losses may be offset against ordinary income annually).

Sale of Units Restricted.    Members will not be able or allowed to freely sell or otherwise transfer their Units. In addition, neither the Fund, nor the Investment Adviser (or any affiliate thereof) will repurchase any Units, except that the Fund will repurchase Units upon its termination. By subscribing for Units, each Member agrees to indemnify and hold harmless the Fund, the Investment Adviser, the Distributor, each other Member, and any successor or assign of any of the foregoing, from and against all losses, claims, damages, liabilities, costs and expenses (including losses, taxes, claims, damages, liabilities, costs and expenses of any judgments, fines and amounts paid in settlement), joint or several, to which those persons may become subject by reason of or arising from any transfer made by that Member in violation of the Operating Agreement or any misrepresentation made by that Member in connection with any purported transfer. A similar indemnification is required to be made by a permitted transferee. See “Risk Factors Relating to the Fund—Restrictions on Transfer.”

A Member that is allowed to sell his, her, or its Units will recognize gain or loss measured by the difference between the amount realized on the sale and the Member’s adjusted tax basis in the Units sold (as described in “Tax Basis Rules” above). Such gain or loss generally will be long-term capital gain or loss if the Member held the sold Units for more than one year. The amount realized will include the Member’s allocable share of Fund nonrecourse borrowings (as defined for federal income tax purposes), if any, as well as any proceeds from the sale. Thus, a Member’s tax liability upon the sale of Units may exceed the Member’s cash proceeds from the sale.

Alternative Minimum Tax.    In certain circumstances, individuals, corporations and other taxpayers may be subject to an alternative minimum tax in addition to regular tax. A Member’s potential alternative minimum tax liability may be affected by reason of an investment in the Fund. The extent, if any, to which the alternative minimum tax applies will depend on each Member’s particular circumstances for each taxable year.

Tax Elections.    Under Section 754 of the Code, a limited liability company treated as a partnership may make a generally irrevocable election to adjust the tax basis of its assets in the event of a distribution of company property to a Member or in the event of a transfer of company interests (in which latter case basis will be adjusted with respect to the transferee member only). The Fund currently does not intend to make a Section 754 election due to the accounting complexities that would result and the possibility that the funds in which it invests may not make such election. The Board of Managers for the Fund has sole and absolute discretion to make all tax elections for its respective entity.

Reports to Members.    The Fund has the calendar year as its taxable year. The Fund will furnish annually to each Member a report containing a Schedule K-l, which indicates each Member’s distributive share for each calendar year of Fund income, gain, loss, deduction and expense for use in the preparation of the Member’s income tax return. The Fund will endeavor to deliver Schedules K-l to Members prior to April 15 of each year, but it is likely that it will not be able to do so because, among other things, the Fund may not receive sufficiently prior to April 15 a Schedule K-l from an Underlying Fund that is classified as a partnership for federal income tax purposes in which the Fund has invested. Accordingly, Members may be required to obtain extensions for filing their federal, state and local income tax returns each year. The Fund will provide Members with estimated annual federal income tax information prior to April 15, assuming the Fund is able to obtain such information.

Tax Audits.    Although not required to pay any federal income tax, the Fund must file a federal income tax information return each taxable year. The IRS may audit Fund returns in a unified entity proceeding at the Fund level. The Managing Member, who would represent the Fund at such an audit as the so-called tax matters partner, has considerable authority to make decisions affecting the tax treatment and procedural rights of the Fund. The Managing Member may also generally enter into settlement agreements with the IRS that bind the Fund, and consent on behalf of the Fund to extend the statute of limitations for assessing a deficiency with respect to a Fund item. Successful adjustments by the IRS of Fund items of income, gain, loss, deduction or expense could change a Member’s federal, state and local income tax liabilities.

Backup Withholding.    The Fund may be required to withhold federal income tax at a rate of 30% on a member’s allocable share of interest and dividends if the Member fails to provide the Fund with his, her or its taxpayer identification number or a certificate that he, she or it is exempt from backup withholding, or the IRS notifies the Fund that the Member is subject to backup withholding. The Member may be entitled to a federal income tax credit for the amount of any backup withholding if the required information is furnished to the IRS.

Certain Considerations For Tax-Exempt Investors.    The Fund does not currently intend to borrow money for any purpose. Although the Investment Adviser will generally seek to avoid investing in Underlying Funds that generate unrelated business taxable income due to their borrowing, if an Underlying Fund in which it invests borrows, as a partnership, these borrowings would be attributable to the Fund. In such case, or if the Fund were to borrow, the Fund’s allocable share of income attributable to such borrowing likely would constitute “debt financed income” for the Fund’s tax-exempt investors and would therefore generate unrelated business taxable income (“UBTI”) for federal and perhaps state income tax purposes for pension funds, Keogh plans, individual retirement accounts and other tax-exempt investors (and may have other adverse tax consequences for certain tax-exempt investors, e.g., the receipt of any UBTI by a charitable remainder trust would cause all income from all sources to be taxable to such a trust). Accordingly, such prospective investors are urged to consult their own tax advisers concerning possible federal, state, local and non-U.S. tax consequences from an investment in the Fund.

Certain Considerations For Non-U.S. Investors.    The discussion under this heading applies to certain Members who are not “U.S. persons” as determined for U.S. federal income tax purposes (“non-U.S. members”). The term “U.S. person” means:

—	a citizen or individual resident of the United States;

—	a corporation or partnership created or organized under the laws of the United States or any political subdivision thereof or therein;

—	an estate the income of which is subject to U.S. federal income taxation regardless of source; or

—	a trust if (a) a U.S. court is able to exercise primary supervision over the administration of the trust and one or more U.S. persons has the authority to control all substantial decisions of the trust or (b) the trust was in existence on August 20, 1996 and properly elected to continue to be treated as a U.S. person.

Given the nature of the investment activities of the Fund (the activities of which would be attributed to the members), the Fund believes that a non-U.S. member generally should not be subject to regular U.S. federal income taxation on his, her or its allocable share of Fund income where such member’s nexus with the U.S. is solely as a result of an investment in Units. No prohibition exists on the nature of investment activities of private funds in which the Fund invests, and thus no assurances can be given in this regard. Fund allocations of dividends and certain interest income to non-U.S. members will be subject to U.S. withholding tax of 30% (unless reduced or eliminated by an applicable treaty).

If, contrary to expectations, the Fund were treated as being engaged in a U.S. trade or business, then each non-U.S. member generally would be subject to regular U.S. federal income taxation on his, her or its allocable share of Fund income. In such case, each non-U.S. member would be required to file a U.S. federal income tax return reporting his, her or its allocable share of Fund income attributable to the conduct of a U.S. trade or business and to pay U.S. federal income tax at regular U.S. rates on that income. In addition, the Fund would be required to withhold and pay over to the IRS certain amounts with respect to such income. Any amount so withheld would be creditable against the non-U.S. member’s ultimate U.S. federal income tax liability, and the non-U.S. member would be entitled to a refund to the extent that the amount withheld exceeded such member’s U.S. federal income tax liability for the taxable year. Finally, a corporate non-U.S. member’s allocable share of Fund income may be subject to a 30% U.S. branch profits tax.

Different rules from those described above apply in the case of non-U.S. members subject to special treatment under U.S. federal income tax law, including a non-U.S. member:

—	who has an office or fixed place of business in the U.S. or is otherwise carrying on a U.S. trade or business;

—	who is an individual present in the U.S. for 183 or more days or has a “tax home” in the U.S. for U.S. federal income tax purposes;

—	who is a former citizen or resident of the U.S.; or

—	that is a controlled foreign corporation, a foreign insurance company that holds Units in connection with a U.S. trade or business, a foreign personal holding company or a corporation that accumulates earnings to avoid U.S. federal income tax.

NON-U.S. MEMBERS ARE URGED TO CONSULT THEIR U.S. TAX ADVISERS REGARDING THE TAX CONSEQUENCES OF INVESTING IN THE FUND.

State, Local and Non-U.S. Tax Consequences.    In addition to the federal income tax consequences described above, the Members, the Fund and the entities in which the Fund invests may be subject to various state, local and non-U.S. taxes. A Member’s allocable share of Fund income, gain, loss, deduction and expense may be required to be included in determining such Member’s reportable income for state, local and non-U.S. tax purposes. In addition, state, local and non-U.S. taxation of Fund tax items may differ from the treatment of such items for federal income tax purposes.

The Board of Managers has sole and absolute discretion to file or not to file composite, group or similar state, local and non-U.S. tax returns on behalf of the Members (where and to the extent permissible under applicable law). If the Board of Managers decides to make any such composite, group or similar filing, such a filing would eliminate a Member’s filing requirement in such a jurisdiction arising by reason of an investment in the Fund. Each Member will be required to execute any relevant documents (including a power of attorney authorizing such a filing), to furnish any relevant information and otherwise to do anything necessary in order to facilitate any such composite, group or similar filing. Any taxes paid by the Fund in connection with any such composite, group or similar filing will be treated as an advance to the relevant Members (with interest being charged thereon) and will be recouped by the Fund out of any distributions subsequently made to the relevant Members. Such advances may be funded by the Managing Member or an affiliate thereof (with interest thereon). Both the deduction for interest payable by the Fund to the Managing Member (or an affiliate thereof) with respect to such advances, and the corresponding income from interest received by the Fund from relevant Members will be specially allocated to such Members, and such interest expense may be subject to limitations on deductibility (see “Investment Interest Limitation” above). Such taxes may be higher or lower than what a Member’s state, local or non-U.S. tax liability would be in the absence of such a composite, group or similar filing.

PROSPECTIVE INVESTORS ARE URGED TO CONSULT THEIR TAX ADVISERS WITH RESPECT TO THE STATE, LOCAL AND NON-U.S. TAX CONSEQUENCES OF ACQUIRING, HOLDING AND DISPOSING OF UNITS.

ERISA CONSIDERATIONS

General

The Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), impose certain restrictions on (a) employee benefit plans (as defined in Section 3(3) of ERISA) that are subject to Title I of ERISA, (b) plans (as defined in Section 4975(e)(1) of the Code) that are subject to Section 4975 of the Code, including individual retirement accounts or Keogh plans, (c) any entities whose underlying assets include plan assets by reason of a plan’s investment in such entities (each of (a), (b) and (c), a “Plan”) and (d) persons who have certain specified relationships to Plans (“Parties in Interest” under ERISA and “Disqualified Persons” under the Code). Moreover, based on the reasoning of the United States Supreme Court in John Hancock Life Ins. Co. v. Harris Trust and Sav. Bank, 114 S. Ct. 517 (1993), an insurance company’s general account may be deemed to include assets of the Plans investing in the general account (e.g., through the purchase of an annuity contract), and such insurance company might be treated as a Fiduciary or Party in Interest with respect to a Plan by virtue of such investment. ERISA also imposes certain duties on persons who are fiduciaries of Plans subject to ERISA, and ERISA and Section 4975 of the Code prohibit certain transactions between a Plan and Parties in Interest or Disqualified Persons with respect to such Plan. Violations of these rules may result in the imposition of excise taxes and other penalties and liabilities under ERISA and the Code. Because the Fund is registered under the Investment Company Act, the underlying assets of the Fund would not be deemed to include “plan assets” pursuant to regulations issued by the U.S. Department of Labor, and the Managing Member would not be a fiduciary.

Prior to making an investment in the Units, prospective Plan investors should consult with their legal advisers concerning the impact of ERISA and the Code and the potential consequences of such investment with respect to their specific circumstances. Moreover, each Plan fiduciary should take into account, among other considerations, whether the fiduciary has the authority to make the investment; whether the investment constitutes a direct or indirect transaction with a Party in Interest or Disqualified Person; the composition of the Plan’s portfolio with respect to diversification by type of asset; the Plan’s funding objectives; the tax effects of the investment; and whether under the general fiduciary standards of investment prudence and diversification an investment in the Units is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan’s investment portfolio. Governmental plans, foreign pension plans and certain church plans are not generally subject to the fiduciary responsibility provisions of ERISA or the provisions of Section 4975 of the Code.

The sale of any Units to a Plan is in no respect a representation by the Fund that such an investment meets all relevant legal requirements with respect to investments by Plans generally or any particular Plan, or that such an investment is appropriate for Plans generally or any particular Plan.

This summary does not include all of the fiduciary investment considerations relevant to ERISA-Covered Plans and should not be construed as legal advice or a legal opinion. Prospective investors should consult with their own counsel on these matters.

This summary is based on provisions of ERISA and the Code as of the date hereof. This summary does not purport to be complete and is qualified in its entirety by reference to ERISA and the Code. No assurance can be given that future legislation, administrative regulations or rulings in court decisions will not significantly modify the requirements summarized herein. Any such changes may be retroactive and thereby apply to transactions entered into prior to the date of their enactment or release.

DESCRIPTION OF UNITS

The Fund has been formed as a Delaware limited liability company and as such is governed by Delaware law and an operating agreement (the “Operating Agreement”) that defines many of the rights and responsibilities of the Board of Managers and members. A copy of the form of Operating Agreement is attached hereto as Appendix A. Investors will become Members of the Fund, which will establish a capital account for each Member. Capital contributions and a Member’s share of items of income and gain will be credited to such Member’s capital account and a Member’s distributions and share of items of loss, deduction and expense will be debited from such Member’s capital account. See “Capital Accounts, Allocations and Distributions.” The fiscal year of the Fund ends on December 31.

Summary of Limited Liability Company Operating Agreement

The Operating Agreement governs the relationships, rights and obligations of the investors in the Fund. The following is intended only as a summary of certain provisions of the Operating Agreement not discussed elsewhere in this prospectus. The Operating Agreement is subject to the provisions of the Investment Company Act. The statements made herein do not purport to be complete and are qualified by reference to the Operating Agreement. Prospective investors should study the entire Operating Agreement before signing the Subscription Agreement.

Fund Capital.    Except as specifically provided in the Operating Agreement, no investor is entitled to interest on any capital contribution to the Fund or on such investor’s capital account. Except as otherwise provided in the Operating Agreement, no investor has the right to withdraw, or to receive any return of, such investor’s capital contribution. No investor is required to make any additional capital contributions to the Fund beyond the amount of the investor’s subscription. See “Liability of Members” below.

Voting Rights of Investors.    Investors cannot participate in the management or control of the Fund. However, the Operating Agreement provides that, subject to certain conditions described below, the investors may vote on or approve certain Fund matters. Upon notification to the Fund, investors may obtain a list of the names and addresses (if known) of all of the investors for a purpose reasonably related to such investor’s interest as an investor in the Fund.

Subject to the provisions described below, the investors may: (i) to the extent required by the Investment Company Act, approve or disapprove and remove the members of the Board of Managers; (ii) to the extent required by the Investment Company Act, approve or disapprove any proposed investment advisory contract or disapprove and terminate any such existing contract; provided, however, that such contracts are also approved by a majority of the members of the Board of Managers who are not parties to such contract or “interested persons” of any such party as such term is defined in the Investment Company Act; (iii) to the extent required by the Investment Company Act, ratify or reject the appointment of the independent accountants of the Fund; (iv) to the extent required by the Investment Company Act, terminate the Fund’s independent accountants; (v) to the extent required by the Investment Company Act, consent to the dissolution of the Fund; (vi) select a liquidator in certain limited circumstances; (vii) approve certain limited amendments to the Operating Agreement; and (viii) approve any other matters related to the business of the Fund that the Investment Company Act requires to be approved by the investors so long as the Fund is subject to the provisions of the Investment Company Act; provided, however, that, prior to the exercise of any such right of approval, the Board of Managers amend the Operating Agreement to reflect such additional voting right.

The Fund shall vote Units for which it receives no voting instructions in the same proportion as the Units for which it receives voting instructions.

Transferability of Units.    Units of the Fund are generally not transferable. No Member may assign, sell, transfer, pledge, hypothecate or otherwise dispose of any of its Units without the prior written consent of the Board of Managers, which may be granted or withheld in its sole discretion, and in compliance with applicable securities and tax laws. An attempted transfer made without such consent is null and void and may subject the Member to indemnification responsibilities with respect to the other Members and the Fund. The consent of the Board of Managers to a request by a Member to transfer his, her, or its Units to a family member, trust, or other similar person or entity for estate planning purposes will not be unreasonably withheld. Substituted or additional Members may be admitted only with the consent of the Board of Managers, which will consider the suitability of the Units as an investment for such prospective Member and which may require such prospective Member to provide the Fund with an opinion of counsel regarding the tax or regulatory effects of such admission. A Member will be responsible for all costs associated with an attempted or realized transfer of any portion of its Units, whether or not the Board of Manager consents to such transfer.

The issuance of Units is not subject to any preemptive rights, redemption rights or sinking fund and Units are not convertible into any other security of the Fund.

Liability of Members

Members will not be liable for any obligations of the Fund in excess of their capital account balance, plus their share of undistributed profits. If, however, a Member receives a distribution from the Fund and after such distribution the liabilities of the Fund exceed the fair value of the Fund’s assets (and had knowledge of this fact at the time of the distribution) such Member may be required to return such distribution to the Fund. The Fund has no intention of making such a distribution. Members will not have the right to a return of their capital contribution except in accordance with the distribution provisions of the Operating Agreement.

Duty of Care

The Operating Agreement provides that the members of the Board of Managers shall not be (a) personally liable to the Fund for the debts, obligations or liabilities of the Fund, (b) obligated to cure any deficit in any capital account, (c) required to return all or any portion of any capital contribution, or (d) required to lend any funds to the Fund. The Operating Agreement also provides that no member of the Board of Managers, appropriate officer, member, investment adviser, distributor or selling agent of or for the Units of the Fund, or any of their respective affiliates, shareholders, partners, officers, directors, members, employees, agents and representatives shall have any liability, responsibility, or accountability in damages or otherwise to any member or the Fund for any action or inaction on the part of the Fund or otherwise in connection with the business or affairs of the Fund. The Operating Agreement contains provision for the indemnification, to the extent permitted by law, of the Board of Managers, appropriate officers, members, investment advisers, distributor or selling agent and any of their respective affiliates, shareholders, partners, officers, directors, members, employees, agents and representatives by the Fund, but not by the members individually, against any liability and expense to which any of them may become liable which arises out of or in connection with the performance of their activities on behalf of the Fund. The rights of indemnification and exculpation provided under the Operating Agreement do not provide for indemnification against any liability to which the indemnified person would otherwise be subject to as a result of their willful misfeasance, bad faith, gross negligence or reckless disregard of their duties under the Operating Agreement.

Amendment of the Operating Agreement

Subject to the requirements of the Investment Company Act, the Board of Managers may adopt amendments without a vote of the Members provided such amendments do not impair the limited liability of the members, adversely affect the tax status of the Fund as a partnership or increase the amounts distributed to the investment adviser while decreasing the amounts distributed to other members.

To the extent required by the Investment Company Act, the Board of Managers shall submit all proposals validly presented to the Board of Managers to the Members for a vote. Proposals approved by the Board of Managers will be adopted with the affirmative vote of a majority of the Members; proposals which do not have the approval of the Board of Managers require the vote of more than 67% of the Members for adoption.

Power of Attorney

By purchasing an interest in the Fund, each Member will appoint each member of the Board of Managers and appropriate officers of the Fund as his or her attorney-in-fact for purposes of filing required certificates and documents relating to the formation and continuation of the Fund as a limited liability company under Delaware law or signing instruments effecting authorized changes in the Fund or the Operating Agreement or conveyances and other instruments deemed necessary to effect the dissolution or termination of the Fund.

The power-of-attorney is a special power-of-attorney coupled with an interest and as such is irrevocable and continues in effect until expressly withdrawn or the investor ceases to be a Member subject to and in accordance with the Operating Agreement.

Term, Dissolution and Liquidation

The Fund will be dissolved:

—	on the final distribution of its assets as provided in the Operating Agreement;

—	upon election by the Board of Managers and subject, to the extent required by the Investment Company Act, to the consent of the Members;

—	upon voluntary bankruptcy, liquidation or other dissolution of the Fund;

—	on the sale or other disposition at any one time of all or substantially all of the assets of the Fund; or

—	as required by operation of law.

Upon the occurrence of any event of dissolution, the Board of Managers, or a liquidator appointed by the Board of Managers, will be charged with winding up the affairs of the Fund and liquidating its assets. Items of income, gain, loss, deduction and expense during the fiscal period including the period of liquidation will be allocated as described in the section titled “Capital Accounts, Allocations and Distributions.”

Upon the dissolution of the Fund, its assets are to be distributed (1) first, to satisfy the debts, liabilities and obligations of the Fund, other than debts to Members including actual or anticipated liquidation expenses, (2) next, to satisfy debts owing to Members, and (3) finally, to Members proportionately in accordance with the balances in their respective capital accounts, which in the case of the Investment Adviser will include allocations of income, if any, attributable to the Investment Adviser’s Incentive Carried Interest. Assets may be distributed in kind on a pro rata basis if the Investment Adviser or a liquidator determines that such a distribution would be in the interests of the Members in facilitating an orderly liquidation.

SELLING ARRANGEMENTS

Distributor

Units are offered for sale by Charles Schwab & Co., Inc. (the “Distributor”), a registered broker-dealer and the Fund’s distributor. Charles Schwab & Co., Inc. is a member of the Securities Investor Protector Corporation and New York Stock Exchange. The Distributor is a wholly owned subsidiary of The Charles Schwab Corporation, the parent company of U.S. Trust Corp. and an affiliate of the Investment Adviser. The Distributor has entered into a Distribution Agreement with the Fund pursuant to which the Distributor has agreed to act as the principal distributor for the Units. This agreement is an agency agreement only and places the Distributor under no obligation to use its best efforts to sell the Units or otherwise solicit or promote transactions in such Units. The Distributor will not at any time purchase any Units for its own account and its sole function is to promote the sale of the Units. The Distributor is located at 101 Montgomery Street, San Francisco, California 94101.

The Investment Adviser has agreed to reimburse the Distributor its out-of-pocket expenses incurred in connection with this offering. Pursuant to the Distribution Agreement, the Distributor will enter into an agreement with UST Securities Corp. (the “Selling Agent”) relating to the purchase of Units through the Selling Agent acting as brokers or agents for its customers. The maximum commission or discount to be received by any member of the National Association of Securities Dealers, Inc. or independent broker-dealer will not be greater than eight (8) percent of the maximum proceeds of the offering. The Distributor, however, will not receive any commissions or discount in connection this offering.

The Fund has agreed to indemnify the Distributor against certain civil liabilities, including liabilities under the federal securities laws. However, such indemnification is subject to the provisions of Section 17(i) of the Investment Company Act which provides, in part, that no agreement shall contain a provision which protects or purports to protect any principal underwriter against any liability to the Fund or its security holders to which such principal underwriter would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under such agreement.

LEGAL MATTERS

The validity of the Units offered hereby will be passed upon for the Fund by Paul, Hastings, Janofsky & Walker LLP.

INDEPENDENT AUDITORS

Ernst & Young, LLP are the independent auditors of the Fund. Ernst & Young, LLP is located at 200 Clarendon Street, Boston, Massachusetts 02116.

AVAILABLE INFORMATION

The Fund is required to file reports with the Securities and Exchange Commission. Information about the Fund can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, DC. Call l-800-SEC-0330 for information on the operation of the public reference room. This information is also available on the Securities and Exchange Commission’s Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, DC 20549-6009. You may obtain a prospectus relating to the Fund by contacting the Fund at (203) 352-4494.

Investors should rely only on the information contained in this prospectus. Neither the Fund nor the Distributor has authorized any other person to provide investors with different information. If anyone provides you with different or inconsistent information, you should not rely on it. Neither the Fund nor the Distributor, nor any selling agent, is making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. Investors should assume that the information appearing in this prospectus is accurate as of the date on the front cover of this prospectus only. The Fund’s business, financial condition, results of operations and prospectus may have changed since that date.

REPORTS TO MEMBERS

The Fund will furnish to its members annual reports containing audited financial statements and such other periodic reports as it may determine to furnish or as may be required by law. The Fund does not intend to hold annual meetings of their Unitholders.

FINANCIAL STATEMENTS

The following comprise the financial statements of the Fund:

—	Report of Independent Auditors

—	Statement of Assets and Liabilities; and

—	Notes to Financial Statements.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Members and Board of Managers of Excelsior Buyout Investors, LLC:

We have audited the accompanying statement of assets and liabilities of Excelsior Buyout Investors, LLC (the “Fund”), as of March 13, 2003. This financial statement is the responsibility of the Fund’s management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of the Excelsior Buyout Investors, LLC at March 13, 2003 in conformity with accounting principles generally accepted in the United States.

ERNST & YOUNG LLP

Boston, Massachusetts

March 25, 2003

EXCELSIOR BUYOUT INVESTORS, LLC

STATEMENT OF ASSETS AND LIABILITIES

March 13, 2003

Assets:
Cash	$100,000
Deferred Offering Costs	405,000

Total Assets	505,000
Liabilities:
Offering Costs Payable	405,000

Total Liabilities	405,000

Net Assets	$100,000

Net Assets Consist of:
Paid-in capital	$100,000

Total Net Assets	$100,000

Units of Membership interests outstanding (no par value, 100,000 authorized)	100

Net asset value per unit	$1,000.00

Notes to Financial Statement are an integral part of these Financial Statements

EXCELSIOR BUYOUT INVESTORS, LLC

NOTES TO FINANCIAL STATEMENTS

March 13, 2003

1.    ORGANIZATION

Excelsior Buyout Investors, LLC (the “Fund”) is a newly organized, non-diversified, closed-end management investment company that has registered its securities under the Securities Act of 1933, as amended (the “Securities Act”) and has registered as an investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Fund has had no operations other than the sale and issuance of 100 shares at an aggregate purchase price of $100,000 to Excelsior Buyout Management, LLC (the “Managing Member”).

2.    ACCOUNTING POLICIES

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

3.    AGREEMENTS

U.S. Trust Company (“U.S. Trust”) serves as the Investment Adviser to the Fund pursuant to an Investment Advisory Agreement with the Fund. In return for its services and expenses which U.S. Trust assumes under the Investment Advisory Agreement, the Fund will pay U.S. Trust, on a quarterly basis, a management fee at an annual rate equal to 1.00% of the Fund’s average quarterly net assets, determined and payable at the end of each fiscal quarter. U.S. Trust has agreed to waive this fee during the subscription period, which will end on the final subscription closing date (not later than September 30, 2003, subject to an extension).

The Investment Adviser is also entitled to an Incentive Carried Interest in an amount equal to 5% of all distributions made to the members of the Fund in excess of their capital contributions, subject to prior payment to the members of a preferred return of 8%.

Pursuant to an Administration, Accounting and Investor Services Agreement, the Fund retains PFPC Inc. (“PFPC”), an indirect wholly-owned subsidiary of PNC Bank N.A., as administrator, accounting and investor services agent. In addition, PFPC Trust Company serves as the Fund’s custodian. In consideration for its services, the Fund pays PFPC an annual asset based fee of between 0.07% and 0.105%, subject to a minimum monthly fee. The Fund reimburses PFPC for out-of-pocket expenses.

4.    CONTINGENT LIABILITIES

U.S. Trust has agreed to pay the organizational expenses of the Fund if the Fund receives less than $65,000,000 in subscriptions from its initial public offering of units. In the event the Fund does receive subscriptions totaling $65,000,000 or more, the Fund will pay its own organizational expenses, and each member’s shares of the costs will be deducted from his or her initial capital contribution on or shortly after the final subscription closing. The Fund estimates organizational expenses to be $45,000, comprised of $5,000 for audit fees and $40,000 for legal and consulting fees.

Although neither the Investment Adviser nor the Distributor can predict the total amount of Units that will be subscribed for during the Fund’s offering, and estimate of such is even more difficult in the current uncertain environment surrounding the securities market generally, the Investment Adviser does anticipate that the Minimum Subscription Amount ($50,000,000 or such lesser amount as determined by the Fund’s Managing Member) will be achieved for the Fund.

5.    OFFERING COSTS

The Fund estimates incurring offering expenses of $405,000, comprised of $230,000 for legal and consulting, $25,000 for audit related services, $50,000 for printing, $15,000 for advertising and marketing,

$55,000 for registration fees, and $30,000 in other offering costs. Each member’s share of these costs will be deducted from his or her capital contribution on or shortly after the final subscription closing.

6.    FEDERAL INCOME TAXES

Under current law and based on certain assumptions and representations, the Fund intends to be treated as a partnership for federal, state and local income tax purposes. By reason of this treatment, the Fund will itself not be subject to income tax. Rather, each member, in computing income tax, will include his, her or its allocable share of Fund items of income, gain, loss, deduction and expense.

APPENDIX A

LIMITED LIABILITY COMPANY AGREEMENT OF

EXCELSIOR BUYOUT INVESTORS, LLC

Appendix A

OPERATING AGREEMENT

OF

EXCELSIOR BUYOUT INVESTORS, LLC

i

OPERATING AGREEMENT

OF

EXCELSIOR BUYOUT INVESTORS, LLC

This OPERATING AGREEMENT (the “Agreement”) of Excelsior Buyout Investors, LLC, a Delaware limited liability company (the “Company”), is made as of the    th day of                    , 2003, by and among the Managing Member and the other Persons admitted to the Company as members and whose names and addresses are listed from time to time as members on Schedule A hereto (each, a “Member” and collectively, the “Members”) and has been executed for the purpose of providing for the operation of the Company pursuant to the provisions of the Delaware Limited Liability Company Act.

Accordingly, in consideration of the mutual covenants contained herein, the Members agree as follows:

ARTICLE I.

DEFINITIONS

As used herein, the following terms shall have the following meanings and all such terms which relate to accounting matters shall be interpreted in accordance with generally accepted accounting principles in effect from time to time except as otherwise specifically provided herein:

“Act” means the Delaware Limited Liability Company Act, as from time to time amended.

“Additional Closings” shall have the meaning specified in Section 7.1(a).

“Additional Closing Dates” shall have the meaning specified in Section 7.1(a).

“Adjusted Capital Account Deficit” shall mean, with respect to any Member, the deficit balance, if any, in such Member’s Capital Account as of the end of the relevant Fiscal Year, after giving effect to the following adjustments:

(i)  Credit to such Capital Account any amounts which such Member is obligated to restore or is deemed to be obligated to restore pursuant to Treasury Regulations under Section 704 of the Code; and

(ii)  Debit to such Capital Account the items described in Treasury Regulations Sections 1.704-l(b)(2)(ii)(d)(4), (5) and (6).

The foregoing definition of Adjusted Capital Account Deficit is intended to comply with the provisions of Treasury Regulations Section 1.704-l(b)(2)(ii)(d) and shall be interpreted consistently therewith.

“Affiliate” shall mean an affiliated person of a person as the term is defined in the Investment Company Act.

“Agreement” means this Operating Agreement of the Company as originally executed and as amended, modified, supplemented or restated from time to time.

“Applicable Rate” shall mean a rate per annum equal, at the time of determination, to the sum of (i) the highest “prime rate” then published in the “Money Rates” section of The Wall Street Journal and (ii) two percent (2%).

“Appropriate Officer” shall mean an officer of the Company appointed in accordance with Section 4.7(d) who has not resigned, been removed or become incapacitated.

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“Board of Managers” shall mean those natural persons who at any given time are serving as Managers of the Company in accordance with this Agreement.

“Business Day” shall mean any day except a Saturday, Sunday or other day on which commercial banks in New York City are authorized by law to be closed.

“Capital Accounts” shall have the meaning specified in Section 8.4.

“Capital Contribution” shall mean, with respect to any Member, the amount contributed by such Member to the capital of the Company pursuant to this Agreement.

“Carried Interest Distributions” shall mean the amount of any distributions received by the Investment Adviser pursuant to Section 8.2(a)(ii) and Section 8.2(a)(iii).

“Closing” shall have the meaning specified in Section 7.1(a).

“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time (or any corresponding provision of succeeding law).

“Company” means Excelsior Buyout Investors, LLC, a Delaware limited liability company.

“Company Expenses” shall have the meaning specified in Section 9.7(b).

“Contribution Date” shall mean the Initial Closing Date and each Additional Closing Date.

“Disinterested Manager” shall mean any member of the Board of Managers that is not an “interested person” of the Company as such term is defined in the Investment Company Act, as the same may be amended from time to time.

“DOL” shall mean the U.S. Department of Labor.

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations thereunder in effect from time to time.

“ERISA Member” shall mean a Member that is subject to ERISA.

“Extraordinary Expenses” shall have the meaning specified in Section 9.1(c).

“Final Closing Date” shall have the meaning specified in Section 7.1(a).

“Fiscal Year” means the period commencing on                     , 2003 and ending on the first December 31st following the Initial Closing Date (or such earlier December 31st as the Board of Managers may determine), and thereafter each period commencing on January 1st of each year and ending on December 31st of the following calendar year (or on the date of a final distribution pursuant to Section 13.2), unless the Board of Managers shall designate another fiscal year for the Company.

“40 Act Majority of Members” means the lesser of (a) the holders of 67% or more of the outstanding Units present at a meeting of the Members at which a Majority in Interest of the Members is present in person or by proxy or (b) a Majority in Interest of the Members.

“Incapacity” shall mean, as to any Person, the entry of an order for relief in a bankruptcy proceeding, entry of an order of incompetence or insanity or the death, dissolution or termination (other than by merger or consolidation), as the case may be, of such Person.

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“Indemnified Liabilities” shall have the meaning specified in Section 10.1(a).

“Indemnified Person” shall have the meaning specified in Section 10.1(a).

“Initial Capital Contribution” shall have the meaning specified in Section 7.1(b).

“Initial Closing” shall have the meaning specified in Section 7.1(a).

“Initial Closing Date” shall have the meaning specified in Section 7.1(a).

“Interested Managers” shall mean any member of the Board of Managers that is an “interested person” of the Company as such term is defined in the Investment Company Act.

“Investment Adviser” shall mean U.S. Trust Company, N.A. a national bank, or any successor investment adviser to the Company.

“Investment Adviser Expenses” shall have the meaning set forth in Section 9.1(a).

“Investment Advisory Agreement” shall mean the agreement between the Company and the Investment Adviser that provides for the provision of investment advisory services by such person to the Company and the payment therefor as in effect from time to time.

“Investment Company Act” shall mean the Investment Company Act of 1940, as amended.

“Majority in Interest of the Members” means Members who in the aggregate own more than 50% of the outstanding Units.

“Management Fee” shall mean the fee payable to the Investment Adviser for advisory services.

“Manager” shall mean a member of the Board of Managers of the Company. Each Manager shall be a Manager within the meaning of the Act, afforded the limitation of liability according to Managers hereunder.

“Managing Member” shall mean Excelsior Buyout Management, LLC, a Delaware limited liability company, or any other Person who, at such time, serves as the managing member of the Company.

“Managing Member Expenses” shall have the meaning specified in Section 9.1(a).

“Member” means any Person admitted to the Company as a member of the Company pursuant to the provisions of this Agreement and named as a member of the Company in the books and records of the Company, including any Person admitted as a Substituted Member, in such Person’s capacity as a member of the Company. “Members” means two or more Persons acting in their capacity as members of the Company.

“Membership Interest” shall mean a Member’s rights and interest in the Company, including such Member’s Percentage Interest.

“Net Loss” shall mean the net loss of the Company with respect to a Fiscal Year or other period, as determined for federal income tax purposes, provided that such loss shall be decreased by the amount of all income during such period that is exempt from federal income tax and increased by the amount of all expenditures made by the Company during such period that are not deductible for federal income tax purposes and that do not constitute capital expenditures.

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“Net Profit” shall mean the net income of the Company with respect to a Fiscal Year or other period, as determined for federal income tax purposes, provided that such income shall be increased by the amount of all income during such period that is exempt from federal income tax and decreased by the amount of all expenditures made by the Company during such period that are not deductible for federal income tax purposes and that do not constitute capital expenditures.

“Nonrecourse Deductions” shall have the meaning specified in Treasury Regulations Section 1.704-2(b)(1).

“Nonrecourse Liability” shall have the meaning specified in Treasury Regulations Section 1.752-l(a)(2).

“Partner Nonrecourse Debt” shall have the meaning specified in Treasury Regulations Section 1.704-2(b)(4).

“Partner Nonrecourse Debt Minimum Gain” shall have the meaning specified in Treasury Regulations Section 1.704-2(i)(2).

“Partner Nonrecourse Deductions” shall have the meaning specified in Treasury Regulations Section 1.704-2(i).

“Partnership Minimum Gain” shall have the meaning specified in Treasury Regulations Section 1.704-2(b)(2).

“Percentage Interest” has the meaning specified in Section 8.1.

“Person” means any natural person, individual, corporation, partnership, trust, estate, limited liability company, custodian, unincorporated organization or association or other entity.

“Preferred Return” shall have the meaning specified in Section 8.2(a)(i).

“Prospectus” shall mean the prospectus of the Company as included in the most recent effective registration statement of the Company under the Securities Act of 1933, as amended and the Investment Company Act as such prospectus may be amended, supplemented or modified from time to time.

“Regulatory Allocations” shall have the meaning specified in Section 8.6(e).

“Subscription Agreement” shall mean the subscription agreement entered into by the Member.

“Substituted Member” means any Person admitted to the Company as a Member pursuant to the provisions of Section 11.5 and shown as a Member in the books and records of the Company.

“Supermajority of Members” means Members who in the aggregate own more than 67% of the outstanding Units.

“Tax Matters Partner” shall have the meaning specified in Section 8.9.

“Transfer” shall have the meaning specified in Section 11.2(a).

“Treasury Regulations” shall mean the income tax regulations, including temporary regulations, promulgated under the Code, as the same may be amended hereafter from time to time (including corresponding provisions of succeeding income tax regulations).

“Underlying Funds” shall mean any limited partnership, limited liability company or other pooled investment vehicle in which the Company invests.

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“Units” shall mean the unlimited number of common equity interests of the Company and are the increment by which Interests of Members are measured; and include fractions of Units as well as whole Units. Units may be subdivided into such.

ARTICLE II.

GENERAL PROVISIONS

2.1  Formation.    Excelsior Corporate Finance Investors, LLC was formed as a limited liability company under the laws of the State of Delaware by the filing of the Certificate of Formation on the 7th day of January, 2003 pursuant to the Act. The Company filed an Amended Certificate on the 7th day of February, 2003 changing the name of the Company to Excelsior Buyout Investors, LLC. The Company and the Members hereby discharge the organizer of the Company, and the organizer shall be indemnified by the Company and the Members from and against any expense or liability incurred by the organizer by reason of having been the organizer of the Company. Except as expressly provided herein to the contrary, the rights and obligations of the Members and the administration and termination of the Company shall be governed by the Act.

2.2  Name.    The name of the Company is “Excelsior Buyout Investors, LLC.” The name of the Company may be changed from time to time by the Board of Managers.

2.3  Purpose.    The purposes of the Company are to identify, acquire, hold, manage and dispose of interests in Underlying Funds and other investments in accordance with the terms of this Agreement and the Prospectus and to engage in any other activities which may be directly or indirectly related or incidental thereto or for the furtherance or accomplishment of the preceding purposes or of any other purpose permitted by the Act. The Company shall have all power and authority to enter into, make and perform all contracts and other undertakings and to engage in all activities and transactions and take any and all actions necessary, appropriate, desirable, incidental or convenient to or for the furtherance or accomplishment of the above purposes or of any other purpose permitted by the Act or the furtherance of any of the provisions herein set forth and to do every other act and thing incident thereto or connected therewith, including, without limitation, investment of funds of the Company pending their utilization or disbursement, and any and all of the other powers that may be exercised on behalf of the Company by the Board of Managers pursuant to this Agreement. The Company shall not be limited as to the number or types of Underlying Funds, or the amount invested in particular Underlying Funds, and may invest within and outside the United States without restriction.

2.4  Principal Place of Business.    The Company shall maintain its office and principal place of business at, and its business shall be conducted from, 225 High Ridge Road, Stamford CT 06095, or such place or places inside or outside the United States as the Board of Managers may determine.

2.5  Registered Office and Registered Agent.    The address of the Company’s registered office and registered agent for service of process in the State of Delaware is The Corporation Service Company, 1013 Centre Road, in the City of Wilmington, County of Newcastle, Delaware 19805. The address of the Company’s registered office and registered agent for service of process in the State of Delaware of the Company may be changed from time to time by the Board of Managers.

2.6  Term.    The Company will terminate and dissolve as set forth herein on the earlier of the tenth anniversary of the Final Subscription Closing Date, or the dissolution prior thereto pursuant to the provisions hereof; provided, however, that the Board of Managers may twice extend the time of termination and dissolution beyond the tenth anniversary of the Final Closing Date, with each such extension being for a period of not more than two years as determined by the Board of Managers and, provided further, with the approval of the Board of Managers, the Members, by the vote of a Majority in Interest of the Members, may extend the time of termination and dissolution of the Company to any date.

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2.7  Title to Company Property.    All property owned by the Company, whether real or personal, tangible or intangible, shall be owned by the Company as an entity, and no Member or Manager individually, shall have title to or any interest in such property.

2.8  No State Law Partnership.    The Members intend that the Company not be deemed to be a partnership (including a limited partnership) or joint venture and that no Member be deemed to be a partner or joint venturer of any other Member for any purposes other than applicable tax laws. This Agreement may not be construed to suggest otherwise. Notwithstanding the foregoing, the Members intend that the Company shall be treated as a partnership for tax purposes.

2.9  No Liability of Members.    All debts, obligations and liabilities of the Company, whether arising in contract, tort or otherwise, shall be solely the debts, obligations and liabilities of the Company, and no Member shall be obligated personally for any such debt, obligation or liability of the Company solely by reason of being a Member.

ARTICLE III.

CAPITAL STRUCTURE AND MEETINGS

3.1  Members.    The name, address and Capital Contribution of each initial Member is as set forth on Schedule A hereto. From time to time, the books and records of the Company shall, and Schedule A hereto shall, be amended to reflect the name, address and Capital Contribution of each Member (including, as permitted by this Agreement, adding the name, address and Capital Contribution of each additional Member who is admitted or becomes a Substituted Member pursuant to Transfer of Interests and deleting the name, address and Capital Contribution of Persons ceasing to be Members). The Members shall have the management and voting rights set forth in this Agreement and provided under the Act and the Investment Company Act and shall have all rights to any allocations and to any distributions as may be authorized and set forth under this Agreement and under the Act.

3.2  Capital Structure.

(a)  Subject to the terms of this Agreement, the Company is authorized to issue common equity interests in the Company designated as “Units,” which shall constitute an unlimited number of limited liability company interests under the Act. Other than as set forth in this Agreement, each Unit shall be identical in all respects with each other Unit. Units may be subdivided into such number of equal, undivisible shares as the appropriate officers may determine. The relative rights, powers, preferences, duties, liabilities and obligations of Members shall be as set forth herein.

(b)  The Company is authorized to issue Units to any Person at such prices per Unit as may be determined, in accordance with the requirements of the Investment Company Act, by the Board of Managers or a duly authorized committee thereof and in exchange for either capital contributions or the provision of property, services or otherwise, as may be determined by the Board of Managers. The number of Units issued to Members shall be listed in the membership records of the Company, which shall be amended from time to time by the Company as required to reflect issuances of Units to new Members, changes in the number of Units held by Members and to reflect the addition or cessation of Members. The number of Units held by each Member shall not be affected by any (i) issuance by the Company of Units to other Members or (ii) change in the Capital Account of such Member (other than such changes to reflect additional Capital Contributions from such Member in exchange for new Units). Subject to the requirements of the Investment Company Act, the Company is authorized to issue options or warrants to purchase Units, restricted Units, Unit appreciation rights, phantom Units and other securities convertible, exchangeable or exercisable for Units, on such terms as may be determined by the Board of Managers or a duly authorized committee thereof.

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(c)  In the sole discretion of the Board of Managers, the issued and outstanding Units may be represented by certificates. In addition to any other legend required with respect to a particular class, group or series of Units, each such certificate shall bear the following legend:

THE UNITS REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO, AND MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF WITHOUT COMPLYING WITH THE PROVISIONS OF THE LIMITED LIABILITY COMPANY OPERATING AGREEMENT BY AND AMONG THE MEMBERS OF EXCELSIOR BUYOUT INVESTORS, LLC (THE “COMPANY”), AS IT MAY BE AMENDED FROM TIME TO TIME, A COPY OF WHICH IS ON FILE WITH THE COMPANY. IN ADDITION TO THE RESTRICTIONS ON TRANSFER SET FORTH IN SUCH AGREEMENT, NO TRANSFER OF THE INTERESTS REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS IN EFFECT THEREUNDER (THE “1933 ACT”), AND ALL APPLICABLE STATE SECURITIES LAWS OR ALL APPLICABLE NON-U.S. SECURITIES LAWS OR (B) IF SUCH TRANSFER IS PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND PURSUANT TO SUCH EXEMPTION UNDER APPLICABLE STATE OR NON-U.S. SECURITIES LAWS, THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE OF THIS CERTIFICATE, AGREES TO BE BOUND BY ALL OF THE PROVISIONS OF THE AFORESAID AGREEMENT.

3.3  Changes to Capital Structure.    Additional Persons may be admitted as Members, and additional Units or other equity interests may be created and issued from time to time; the terms of admission or issuance may provide for the creation of different classes, groups or series of membership interests having different rights, powers and duties, which rights, powers and duties may be senior, pari passu or junior to the rights, powers and duties of the Units, as determined by the Board of Managers. Any creation of any new class, group or series of units or other equity interests shall be reflected in a supplemental exhibit to this Agreement indicating such rights, powers and duties.

3.4  No Management Responsibility.    No Member, in such capacity, shall participate in the management or control of the business of or transact any business for the Company, but may exercise the voting rights and powers of a Member set forth in this Agreement. All management responsibility is vested in the Board of Managers or any person delegated such responsibility. The Members hereby consent to the taking of any action by the Board of Managers and the Managing Member contemplated under this Agreement or otherwise permitted under the Act.

3.5  No Authority to Act.    No Member, in such capacity, shall have the power to represent, act for, sign for, or bind the Company, except for the Managing Member to the extent expressly set forth herein. All authority to act on behalf of the Company is vested in the Board of Managers and the Managing Member. The Members consent to the exercise by the Board of Managers and the Managing Member of the powers conferred on them under this Agreement or otherwise permitted under the Act.

3.6  No Preemptive Rights.    Holders of Units will have no preemptive rights with respect to the issuance of any membership or other equity interest in the Company or any other securities of the Company convertible into, or carrying rights or options to purchase any such membership or other equity interest.

3.7  Redemption or Repurchase Rights.    Except as otherwise provided in this Agreement, the Company shall not redeem or repurchase any Member’s Units and no Member shall have the right to withdraw from the Company or to receive any return of any Capital Contribution.

3.8  Member Meetings.    Unless required by the Act or other applicable law, the Company is not required to hold annual or other regular meetings of Members. Special meetings of the Members may be called to consider

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any matter requiring the consent of all or any of the Members pursuant to this Agreement and as otherwise determined by the Board of Managers. Special meetings of the Members may be called by the Board of Managers or by a Supermajority of Members.

3.9  Place of Members’ Meetings.    The Board of Managers may designate any place, either within or outside of the State of Delaware, as the place of meeting for any annual meeting or for any special meeting called by the Managers. If no designation is made, or if a special meeting be otherwise called, the place of meeting shall be the principal executive offices of the Company. Members may participate in a meeting in person, by proxy or by means of a conference telephone or similar communications equipment by which all persons participating in the meeting can hear and speak to each other at the same time, and any such participation in a meeting shall constitute presence in person of such Member at such meeting.

3.10  Notice of Members’ Meetings.

(a)  Written notice stating the place, day and hour of the meeting and, in case of a special meeting, the purpose for which the meeting is called shall be delivered not less than ten days nor more than ninety days before the date of the meeting, either personally, by facsimile, electronic mail or by postal mail, by or at the direction of the Board of Managers or Members calling the meeting to each Member of record entitled to vote at such meeting.

(b)  Notice to Members, if mailed by post, shall be deemed delivered as to any Member when deposited in the United States mail, addressed to the Member, with postage prepaid, but, if two successive letters mailed to the last-known address of any Member are returned as undeliverable, no further notices to such Member shall be necessary until another address for such Member is made known to the Company. Notice to Members, if by facsimile or by electronic mail, shall be deemed delivered upon receipt of a confirmation of transmission when delivered.

(c)  At an adjourned meeting, the Company may transact any business which might have been transacted at the original meeting without additional notice.

3.11  Waiver of Notice.

(a)  When any notice is required to be given to any Member of the Company under the provisions of this Agreement, a waiver thereof in writing signed by the Person entitled to such notice, whether before, at, or after the time stated therein, shall be equivalent to the giving of such notice.

(b)  By attending a meeting, a Member:

(i)  Waives objection to lack of notice or defective notice of such meeting unless the Member, at the beginning of the meeting, objects to the holding of the meeting or the transacting of business at the meeting; and

(ii)  Waives objection to consideration at such meeting of a particular matter not within the purpose or purposes described in the meeting notice unless the Member objects to considering the matter when it is presented.

3.12  Record Dates.    For the purpose of determining the Members who are entitled to vote or act at any meeting or any adjournment thereof, or who are entitled to participate in any distribution, or for the purpose of any other action, the Managers may fix a date and time not more than ninety (90) days prior to the date of any meeting of Members or other action as the date and time of record for the determination of Members entitled to vote at such meeting or any adjournment thereof or to be treated as Members of record for purposes of such other action, and any Member who was a Member at the date and time so fixed shall be entitled to vote at such meeting or any adjournment thereof or to be treated as a Member of record for purposes of such other action, even though he has since that date and time disposed of his Units, and no Member becoming such after that date and time

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shall be so entitled to vote at such meeting or any adjournment thereof or to be treated as a Member of record for purposes of such other action.

3.13  Voting Record.    The Person having charge of the membership records of the Company shall make, at least two days before such meeting of Members, a complete record of the Members entitled to vote at each meeting of Members or any adjournment thereof, with the address of each. The record, for a period of two days prior to such meeting, shall be kept on file at the principal executive offices of the Company, and shall be subject to inspection by any Member for any proper purpose germane to the meeting at any time during usual business hours; provided, however, that such Member shall have made a demand to view such records not less than 5 business days after receipt of notice of such meeting, properly delivered to the Company and setting forth in reasonable detail the purpose for which such Member desires to view such information. The original membership records shall be the prima facie evidence as to who are the Members entitled to examine the record or transfer books or to vote at any meeting of Members.

3.14  Voting; Quorum of Members; Vote Required.    Except as otherwise set forth herein, each Member shall be entitled to one vote per Unit and a proportionate fractional vote for each fractional Unit upon all matters upon which Members have the right to vote based upon the Units of the Company as set forth in the membership records of the Company as of the applicable record date. The presence, in person or by proxy, of Members owning more than 50% of the Units at the applicable record date for the action to be taken constitutes a quorum for the transaction of business. If a quorum is present, the affirmative vote, in person or by proxy, of the owners of more than 50% of the Units then outstanding and represented in person or by proxy at the meeting and entitled to vote on the subject matter shall be the act of the Members, unless the vote of a greater proportion or number or voting by classes is required by the Act, the Investment Company Act or this Agreement. If a quorum is not represented at any meeting of the Members, such meeting may be adjourned by an Appropriate Officer or the Managers.

The Members shall have the following voting rights:

(a)  to the extent required by the Investment Company Act or as otherwise provided for herein, the right to elect members of the Board of Managers by the Majority In Interest of the Members;

(b)  as provided herein, the right to remove Managers for cause by the affirmative vote of a Supermajority of Members at a meeting of Members duly called for such purpose;

(c)  to the extent required by the Investment Company Act, the right to approve any proposed investment advisory agreement or to disapprove and terminate any such existing agreement by the affirmative vote of a 40 Act Majority of Members; provided, however, in the case of approval that such agreement is also approved by a majority of Managers who are not parties to such contract or “interested persons” of any such party as such term is defined in the Investment Company Act, as the same may be amended from time to time;

(d)  to the extent required by the Investment Company Act, the right to ratify the appointment of the independent accountants of the Company by the affirmative vote of more than 50% of the Units then outstanding and represented in person or by proxy at the meeting and entitled to vote; provided, however, that such appointment is approved by a majority of the Disinterested Managers;

(e)  to the extent required by the Investment Company Act, the right to terminate the Company’s independent accountants by the affirmative vote of the Majority In Interest of the Members;

(f)  extension of the time of termination and dissolution of the Company to the extent provided in Section 2.6 hereof by the affirmative vote of a Majority in Interest of the Members;

(g)  to the extent required by the Investment Company Act, the right to consent to the dissolution of the Company pursuant to Section 11.1 by the affirmative vote of the Majority In Interest of the Members;

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(h)  to the extent required by Section 11.2, the selection of a liquidator by the affirmative vote of a Majority in Interest of the Members;

(i)  to the extent required by Section 13.1 or 13.3, the right to approve certain amendments to this Agreement by the affirmative vote of a Majority in Interest of the Members; and

(j) so long as the Company is subject to the provisions of the Investment Company Act, the right to approve any other matters that the Investment Company Act requires to be approved by the Members by the affirmative vote of Members as specified in the Investment Company Act.

3.15  No Consent Required.    Notwithstanding the foregoing, no vote, approvals, or other consent shall be required of the Members to amend this Agreement in any of the following respects: (i) to reflect any change in the amount or character of the Capital Contribution of any Member; (ii) to admit an additional Member or a Substituted Member or withdraw a Member in accordance with the terms of this Agreement; (iii) to correct any false or erroneous statement, or to make a change in any statement in order that such statement shall accurately represent the agreement among the Members in this Agreement; (iv) to reflect any change that is necessary to qualify the Company as a limited liability company under the laws of any state or that is necessary or advisable in the opinion of the Board of Managers to assure that the Company will not be treated as a publicly traded partnership or otherwise treated as a corporation for federal income tax purposes; (v) to reflect any change in the name or principal place of business of the Company; (vi) to make any other change or amendment that does not require the vote, approval or consent of Members under the Investment Company Act, the Act or expressly hereunder, provided that such change or Amendment has been approved by a majority of the Board of Managers and a majority of the Disinterested Managers.

3.16  Limitations on Requirements for Consents.    Notwithstanding any other provisions of this Agreement, but subject to the requirements of the Investment Company Act, in the event that counsel for the Company or counsel designated by Members holding not less than 10% of the Units owned by all Members shall have delivered to the Company an opinion to the effect that either the existence of a particular consent right or particular consent rights, or the exercise thereof, will violate the provisions of the Act or the laws of the other jurisdictions in which the Company is then formed or qualified, will adversely affect the limited liability of the Members, or will adversely affect the classification of the Company as a partnership for federal or state income tax purposes, then notwithstanding the other provisions of this agreement, the Members shall no longer have such right, or shall not be entitled to exercise such right in the instant case, as the case may be.

3.17  Informal Action by Members.    Any action that may be taken by Members at a meeting of Members may be taken without a meeting without prior notice and without a vote if consent in writing setting forth the action to be taken is signed by the Members holding not less than the minimum percentage of Units that would be necessary to authorize or take such action at a meeting at which all the Members were present and voted, with prompt written notice thereof delivered to all Members. Written consent by the Members has the same force and effect as a vote of such Members held at a duly held meeting of the Members and may be stated as such in any document.

3.18  Voting by Ballot.    Voting on any question or in any election may be by voice vote unless the presiding officer shall order or any Member shall demand that voting be by ballot.

3.19  No Cumulative Voting.    No Members shall be entitled to cumulative voting in any circumstance.

3.20  Representations and Warranties of Members; Indemnification.

(a)  Each Member hereby represents and warrants to the Company and each other Member as follows:

(i)  In each case to the extent applicable, such Member is duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization and has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder. All

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requisite actions necessary for the due authorization, execution, delivery and performance of this Agreement by such Member have been duly taken.

(ii)  Such Member has duly executed and delivered this Agreement. This Agreement constitutes a valid and binding obligation of such Member enforceable against such Member in accordance with its terms (except as may be limited by bankruptcy, insolvency, or similar laws of general application and by the effect of general principles of equity, regardless of whether considered at law or in equity).

(iii)  Such Member’s authorization, execution, delivery and performance of this Agreement does not and will not (i) conflict with, or result in a breach, default or violation of (A) to the extent applicable, the certificate or articles of incorporation, by-laws or other organizational documents of such Member, (B) any material contract or agreement to which that Member is a party or is otherwise subject, or (C) any law, order, judgment, decree, writ, injunction or arbitration award to which that Member is subject; or (ii) require any consent, approval, or authorization from filing, or registration with or notice to, any governmental authority or other Person, other than those that have already been obtained.

(iv)  Such Member is familiar with the proposed business, financial condition, properties, operations and prospects of the Company, and has asked such questions and conducted such due diligence concerning such matters and concerning its acquisition of any membership interests as it has desired to ask and conduct, and all such questions have been answered to its full satisfaction. Such Member has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Company. Such Member understands that owning membership interests involves various risks, including the restrictions on transferability set forth in this Agreement, lack of any public market for such membership interests, the risk of owning its membership interests for an indefinite period of time and the risk of losing its entire investment in the Company. Such Member is able to bear the economic risk of such investment; is acquiring its membership interests for investment and solely for its own beneficial account and not with a view to or any present intention of directly or indirectly selling, transferring, offering to sell or transfer, participating in any distribution or otherwise disposing of all or a portion of its membership interests.

(b)  Each Member hereby indemnifies the Company from and against and agrees to hold the Company free and harmless from any and all claims, losses, damages, liabilities, judgments, fines, settlements, compromises, awards, costs, expenses or other amounts (including without limitation any attorney fees, expert witness fees or related costs) arising out of or otherwise related to a breach of any of the representations and warranties of such Member as set forth in this Section 3.20.

(c)  Such Member shall not transfer, sell, or offer to sell such Member’s Units without compliance with the conditions and provisions of this Agreement;

(d)  If such Member assigns all or any part of such Member’s Units, then until such time as one or more assignees thereof are admitted to the Company as a Substituted Member with respect to the entire Interest so assigned, the matters to which any holder thereof would covenant and agree if such holder were to execute this Agreement as a Member shall be and remain true;

(e)  Such Member shall notify the Managers immediately if any representations or warranties made herein or in any Subscription Agreement should be or become untrue; and

(f)  Such Member shall not take any action that would have the effect of causing the Company (i) to be treated as a publicly traded partnership for purposes of Section 7704(b) of the Code or (ii) otherwise to be treated as a corporation for federal income tax purposes.

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ARTICLE IV.

MANAGEMENT OF COMPANY

4.1  Board of Managers.    The governing body of the Company shall be the Board of Managers, which shall have the power to control the management and policies of the Company. The maximum number of Managers shall initially be set at four (4), and may be increased or decreased by action of the Board of Managers provided that at no time shall the number of Managers be set at less than three (3) nor more than ten (10). The Managers shall be set forth in Schedule B hereto or in the official records of the Company. The Managers shall hold office until their successors are approved and elected, unless they are sooner removed pursuant to Section 4.4, or sooner resign pursuant to Section 4.3 or sooner are incapacitated pursuant to Section 4.5, as the case may be. Managers may succeed themselves in office. No reduction in the number of Managers shall have the effect of removing any Manager from office unless specially removed pursuant to Section 4.4 at the time of such decrease. Subject to the requirements of the Investment Company Act, the Board of Managers may designate successors to fill vacancies created by an authorized increase in the number of Managers, the resignation of a Manager pursuant to Section 4.3, the removal of a member of the Board of Managers pursuant to Section 4.4 or the incapacity of a Manager pursuant to Section 4.5. In the event that no Managers remain, the Managing Member shall continue the business of the Company and shall perform all duties of the Managers under this Agreement and shall as soon as practicable call a special meeting of Members for the purpose of approving and electing Managers. When Managers are subject to election by Members, Managers are elected by a plurality of the Units voting at the meeting. Managers may, but need not be, admitted to the Company as Members to act in their capacity as Managers.

4.2  RESERVED

4.3  Resignation by a Manager.    A Manager may voluntarily resign from the Board of Managers upon the giving of notice thereof to the Company, such resignation to take effect upon receipt of such notice by the Company or such later date as set forth in such notice.

4.4  Removal of a Manager; Designation of a Successor Manager.

(a)  Any Manager may be removed either: (i) for cause by the action of at least two-thirds of the remaining Managers, including in the case of a Disinterested Manager a majority of the remaining Disinterested Managers; (ii) by failure to be re-elected by the Members at a meeting of Members duly called by the Managers for such purpose; or (iii) for cause by the affirmative vote of a Supermajority of Members. The removal of a Manager shall in no way derogate from any rights or powers of such Manager, or the exercise thereof, or the validity of any actions taken pursuant thereto, prior to the date of such removal.

(b)  The remaining Managers shall designate a successor Manager to fill any vacancy existing in the number of Managers fixed pursuant to Section 4.1 resulting from removal of a Manager, provided however that in the case of a Disinterested Manager, only the remaining Disinterested Managers may designate a successor Disinterested Manager Any such successor Manager shall hold office until his or her successor has been approved and duly elected.

(c)  Any removal of a Manager shall not affect any rights or liabilities of the removed Manager that matured prior to such removal.

4.5  Incapacity of a Manager.

(a)  In the event of the Incapacity of a Manager, the business of the Company shall be continued by the remaining Managers. The remaining Managers shall, within 90 days, call a meeting of the Board of Managers for the purpose of designating a successor Manager. Any such successor Manager shall hold such office until his or her successor has been approved and elected by the Members. The Managers shall make such amendments to the

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certificate of formation and execute and file for recordation such amendments or other documents or instruments as are necessary and required by the Act or this Agreement to reflect the fact that such Incapacitated Manager has ceased to be a Manager and the appointment of such successor Manager.

(b)  In the event of the Incapacity of all Managers, an appropriate officer shall as promptly as practicable convene a meeting of Members for the purpose of electing new Managers nominated by the Managing Member. Upon the Incapacity of a Manager, the Manager shall immediately cease to be a Manager.

(c)  Any such termination of a Manager shall not affect any rights or liabilities of the Incapacitated Manager that matured prior to such Incapacity.

4.6  Continuation.    In the event of the withdrawal, removal, Incapacity or retirement of a Manager, the Company shall not be dissolved and the business of the Company shall be continued by the remaining Managers.

4.7  Board of Managers Powers.    Subject to the terms hereof, the Board of Managers shall have full and complete discretion in the management and control of the affairs of the Company, shall make all decisions affecting Company affairs and shall have all of the rights, powers and obligations of a managing member of a limited liability company under the Act and otherwise as provided by law. The Board of Managers shall provide overall guidance and supervision with respect to the operations of the Company, shall perform all duties imposed on the directors of registered investment companies by the Investment Company Act, and shall monitor the activities of the appropriate officers, the Investment Adviser, the Managing Member and any administrator to the Company and distributor of the Company’s securities. Except as otherwise expressly provided in this Agreement, the Board of Managers is hereby granted the right, power and authority to do on behalf of the Company all things which, in its sole judgment, are necessary or appropriate to manage the Company’s affairs and fulfill the purposes of the Company. Any determination as to what is in the interests of the Company made by the Managers in good faith shall be conclusive. In construing the provisions of this Agreement, the presumption shall be in the favor of a grant of power to the Managers. The powers of the Managers include, by way of illustration and not by way of limitation, the power and authority from time to time to do the following:

(a)  identify, acquire (whether from an issuer or in a secondary transaction), hold, manage, own, sell, transfer, convey, assign, exchange, distribute or otherwise dispose of any investment in an Underlying Fund, including without limitation, an investment that may generate “unrelated business taxable income” (as defined in Section 512 of the Code) or “effectively connected income” (as defined in Section 864(c) of the Code) or other asset of the Company and employ one or more Investment Advisers to do the same;

(b)  incur all expenses permitted by this Agreement;

(c)  to the extent that funds are available, cause to be paid all expenses, debts and obligations of the Company;

(d)  appoint and dismiss such Persons to serve as officers of the Company (“Appropriate Officers”) and Managing Member of the Company with such powers and authority as may be provided to such Persons by the Board of Managers or by this Agreement;

(e)  employ and dismiss from employment such agents, employees, managers, accountants, attorneys, consultants and other Persons necessary or appropriate to carry out the business and affairs of the Company, whether or not any such Persons so employed are affiliated persons of any Manager, and to pay such compensation to such Persons as is competitive with the compensation paid to unaffiliated Persons in the area for similar services;

(f)  subject to the indemnification provisions in this Agreement and the provisions on the authority of the Tax Matters Partner in this Agreement and under applicable law, pay, extend, renew, modify, adjust, submit to arbitration, prosecute, defend or settle, upon such terms it deems sufficient, any obligation, suit, liability, cause of action or claim, including tax audits, either in favor of or against the Company;

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(g)  enter into any sales, distribution, agency, or dealer agreements, and escrow agreements, with respect to the sale of Units and provide for the distribution of such Units by the Company through one or more Persons (which may be affiliated persons of a Manager or Managers), or otherwise; borrow money and issue multiple classes of senior indebtedness or a single class of Interests senior to the Units to the extent permitted by the Investment Company Act and repay, in whole or in part, any such borrowing or indebtedness and repurchase or retire, in whole or in part, any such Interests senior to the Units; and in connection with such loans or senior instruments to mortgage, pledge, assign or otherwise encumber any or all properties or assets owned by the Company, including any income therefrom, to secure such borrowing or provide repayment thereof;

(h)  establish and maintain accounts with financial institutions, including federal or state banks, brokerage firms, trust companies, savings and loan institutions or money market funds;

(i)  make temporary investments of Company capital in short-term investments;

(j)  establish valuation principles and periodically apply such principles to the Company’s investment portfolio;

(k)  to the extent permitted by the Investment Company Act, designate and appoint one or more agents for the Company who shall have such authority as may be conferred upon them by the Board of Managers and who may perform any of the duties of, and exercise any of the powers and authority conferred upon, the Board of Managers hereunder including, but not limited to, designation of one or more agents as authorized signatories on any bank accounts maintained by the Company;

(l)  prosecute, protect, defend, or cause to be protected and defended, or abandon, any patents, patent rights, copyrights, trade names, trademarks and service marks, and any applications with respect thereto, that may be held by the Company;

(m)  take all reasonable and necessary actions to protect the secrecy of and the proprietary rights with respect to any know-how, trade secrets, secret processes or other proprietary information and to prosecute and defend all rights of the Company in connection therewith;

(n)  subject to the other provisions of this Agreement, to enter into, make and perform such contracts, agreements, and other undertakings, and to do such other acts, as it may deem necessary or advisable for, or as may be incidental to, the conduct of the business contemplated by this Agreement, including, without in any manner limiting the generality of the foregoing, contracts, agreements, undertakings, and transactions with any Member, Manager, Appropriate Officer, Managing Member or Investment Adviser or with any other person, firm, or corporation having any business, financial, or other relationship with any Member, Manager, Appropriate Officer, Managing Member or Investment Adviser, provided, however, such transactions with such Persons and entities (i) shall only be entered into to the extent permitted under the Investment Company Act and (ii) shall be on terms no less favorable to the Company than are generally afforded to unrelated third parties in comparable transactions;

(o)  purchase, rent or lease equipment for Company purposes;

(p)  purchase and maintain, at the Company’s expense, liability and other insurance to protect the Company’s assets from third party claims; and cause the Company to purchase or bear the cost of any insurance covering any potential liabilities of the Members, Managers, Appropriate Officers, Managing Member, Investment Adviser or agents of the Company, or officers, employees, directors, members or partners of the Investment Adviser or any agent of the Company;

(q)  cause to be paid any and all taxes, charges and assessments that may be levied, assessed or imposed upon any of the assets of the Company;

(r)  make or cause to be made any election on behalf of the Company under the Code and other tax laws and supervise the preparation and filing of all tax and information returns that the Company may be required to file;

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(s)  take any action that may be necessary or appropriate for the continuation of the Company’s valid existence as a limited liability company under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Members or to enable the Company to conduct the business in which it is engaged;

(t)  admit Members to the Company in accordance with Section 7.1; admit an assignee of a Member’s Interest to be a Substituted Member in the Company, pursuant to and subject to the terms of Section 11.5, without the consent of any Member; admit additional Persons as members by creating and issuing Units or other equity interests from time to time with terms of admission or issuance providing for the creation of different classes, groups or series of membership interests having different rights, powers and duties, which rights, powers and duties may be senior, pari passu or junior to the rights, powers and duties of the Units, as determined by the Board of Managers without the consent of Members;

(u)  value the assets of the Company from time to time pursuant to and consistent with the policies of the Company with respect thereto as in effect from time to time;

(v)  delegate all or any portion of its rights, powers and authority to any committee or subset of the Board of Managers, or to any Investment Adviser, Managing Member, Appropriate Officer or agent of the Company, subject to the control and supervision of the Managers; and

(w)  perform all normal business functions, and otherwise operate and manage the business and affairs of the Company, in accordance with and as limited by this Agreement.

4.8  Annual and other Regular Meetings of the Board of Managers.    An annual meeting of the Board of Managers shall be held without notice other than this provision. The Board of Managers may provide, by resolution, the time and place, either within or without the State of Delaware, for the holding of the annual meeting and any additional regular meetings without notice other than such resolution.

4.9  Special Meetings of the Board of Managers.    Special meetings of the Board of Managers may be called by an Appropriate Officer or the Chairman of the Board of Managers, or, if no such Chairman exists, at the request of any two Managers. The person or persons authorized to call special meetings of the Board of Managers may fix any place, either within or without the State of Delaware, as the place for holding any special meeting of the Board of Managers called by them.

4.10  Notice of Meetings of the Board of Managers.    Written notice of any meeting of the Board of Managers shall be given as follows:

(a)  By mail to each Manager at the Manager’s mailing address at least five business days prior to the meeting; or

(b)  By personal delivery, e-mail or facsimile transmission at least three business days prior to the meeting to each Manager.

If mailed by post, such notice shall be deemed to be delivered when deposited in the United States mail, so addressed, with postage thereon prepaid. If notice be given by e-mail or facsimile transmission such notice shall be deemed to be delivered when the e-mail or facsimile transmission is transmitted by the sender.

(c)  Any Manager may waive notice of any meeting. The attendance of a Manager at any meeting shall constitute a waiver of notice of such meeting, except where a Manager attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Managers need be specified in the notice or waiver of notice of such meeting.

4.11  Quorum for Board of Managers Meetings.    A majority of the number of Managers shall constitute a quorum for the transaction of business at any meeting of the Board of Managers, but if less than such majority is

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present at a meeting, a majority of the Managers present may adjourn the meeting from time to time without further notice.

4.12  Manner of Acting for Board of Managers.    Except as otherwise required by the Act, the Investment Company Act or this Agreement the act of the majority of the Managers present at a meeting at which a quorum is present shall be the act of the Board of Managers. Each Manager shall be entitled to one vote upon all matters submitted to the Board of Managers.

4.13  Written Consent by Board of Managers.    Unless otherwise required by the Investment Company Act, any action required or permitted to be taken at any meeting of the Board of Managers or by a committee thereof may be taken without a meeting, without prior notice and without a vote if the members of the Board of Managers or such committee that would be required to approve such action at a meeting consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Managers or such committee.

4.14  Participation by Electronic Means by Board of Managers.    Any Manager may participate in a meeting of the Board of Managers or any committee thereof in person or by means of conference telephone or similar communications equipment by which all persons participating in the meeting can hear and speak to each other at the same time. Except for purposes of the Investment Company Act, such participation shall constitute presence in person at the meeting.

4.15  Committees of Managers.    By resolution adopted by the Board of Managers, the Board of Managers may designate two or more Managers to constitute a committee, any of which shall have such authority in the management of the Company as the Board of Managers shall designate.

4.16  Manager Presumption of Assent.    A Manager of the Company who is present at a meeting of the Board of Managers at which action on any matter taken shall be presumed to have assented to the action taken unless a dissent shall be entered in the minutes of the meeting or unless the Manager files a written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the Secretary of the Company immediately after the adjournment of the meeting. Such right to dissent shall not apply to a Manager who voted in favor of such action.

4.17  Manager Power to Bind Company.    Unless the Board of Managers consists of one Manager, no Manager (acting in his capacity as such) shall have any authority to bind the Company to any third party with respect to any matter except pursuant to a resolution expressly authorizing such action which resolution is duly adopted by the Board of Managers by the affirmative vote required for such matter pursuant to the terms of this Agreement.

4.18  Liability of the Managers.    No Manager shall be: (i) personally liable for the debts, obligations or liabilities of the Company, including any such debts, obligations or liabilities arising under a judgment decree or order of a court; (ii) obligated to cure any deficit in any Capital Account; (iii) required to return all or any portion of any Capital Contribution; or (iv) required to lend any funds to the Company.

4.19  Reliance by Third Parties.    Persons dealing with the Company are entitled to rely conclusively upon the power and authority of the Board of Managers, the Appropriate Officers and the Managing Member of the Company herein set forth.

4.20  Appointment of Auditors.    Subject to the approval or ratification of the Members and the Disinterested Managers, if and to the extent required under the Investment Company Act, the Board of Managers, in the name and on behalf of the Company, is authorized to appoint independent certified public accountants for the Company.

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4.21  Contracts with Affiliates.    The Board of Managers may, on behalf of the Company subject to approval by a majority of the Managers who do not have an interest in the contract and a majority of the Disinterested Managers and to compliance with the Investment Company Act, enter into contracts for goods or services with any affiliate of a Manager, Member, Appropriate Officer, Investment Adviser or any other person, provided that the charges for such goods or services do not exceed those charged by unaffiliated Persons in the area for similar goods and services.

4.22  Obligations of the Managers.    The Managers shall devote such time and effort to the Company business as, in their judgment, may be necessary or appropriate to oversee the affairs of the Company.

4.23  Other Business of Managers.    Any Manager and any affiliate of any Manager may engage in or possess any interest in other business ventures of any kind, nature or description, independently or with others, whether such ventures are competitive with the Company or otherwise. Neither the Company nor any Member shall have any rights or obligations by virtue of this Agreement or the company relationship created hereby in or to such independent ventures or the income or profits or losses derived therefrom, and the pursuit of such ventures, even if competitive with the business of the Company, shall not be deemed wrongful or improper. Neither the Managers nor any affiliate of any Manager shall be obligated to present any investment opportunity to the Company. Neither the Managing Member nor the Investment Adviser will organize a new pooled investment fund (other than Excelsior Buyout Partners, LLC) with objectives substantially similar to those of the Company until such time as 75% of the Capital Contributions are invested or committed to Underlying Funds.

4.24  Limitations on Board of Managers and Appropriate Officers.

(a)  Notwithstanding anything expressed or implied to the contrary in this Agreement (other than Article XI), the Board of Managers and the Appropriate Officers shall not authorize or otherwise cause or allow the Company to purchase all or any portion of any Member’s Interest (or any attributes thereof).

(b)  Notwithstanding anything expressed or implied to the contrary in this Agreement, the Board of Managers and the Appropriate Officers shall not (i) participate in the establishment of a secondary market (or the substantial equivalent thereof) with respect to the Interests for purposes of Treasury Regulation ss.1.7704-1(d)(1) or (ii) take any action that would have the effect of causing the Company (A) to be treated as a publicly traded partnership for purposes of Section 7704(b) of the Code or (B) otherwise to be treated as a corporation for federal income tax purposes.

ARTICLE V.

INVESTMENT ADVISER

5.1  The Investment Adviser.    The Board of Managers shall, on behalf of the Company, retain the Investment Adviser to manage the Company’s investments pursuant to the terms of the Investment Advisory Agreement. The Members acknowledge and agree that, so long as the Investment Advisory Agreement (or a successor agreement) is in effect, the Board of Managers and/or the Managing Member shall delegate the authority to make such investment, disposition and management decisions, including the authority to approve all investments in Underlying Funds and/or all dispositions thereof, to the Investment Adviser. Notwithstanding anything herein to the contrary, so long as the Investment Advisory Agreement (or a successor agreement) is in effect, the Board of Managers shall have no responsibility for making any investment, disposition or management decisions on behalf of the Company, but shall be responsible for monitoring the performance of the Investment Adviser in accordance with the Investment Advisory Agreement.

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ARTICLE VI.

OFFICERS

6.1  Appropriate Officers.    The day-to-day management and operation of the Company and its business shall be the responsibility of the Appropriate Officers of the Company, subject to the supervision and control of the Board of Managers. The Appropriate Officers shall, subject to the supervision and control of the Board of Managers, exercise all powers necessary and convenient for the purposes of the Company, on behalf and in the name of the Company. Notwithstanding anything to the contrary contained herein, the acts of an Appropriate Officer in carrying on the business of the Company as authorized herein shall bind the Company.

The Appropriate Officers of the Company shall be chosen by the Board of Managers and shall include a President, a Secretary and a Chief Financial Officer. The Board of Managers may also choose a Chairman of the Board of Managers (who must be a Manager) and the following additional Appropriate Officers: a Chief Executive Officer, a Chief Operating Officer, and one or more Vice Presidents (and, in the case of each Vice President, with such descriptive title, if any, as the Board of Managers shall determine), Assistant Secretaries, Assistant Chief Financial Officers and other officers. Any number of offices may be held by the same person, unless otherwise prohibited by law. The officers of the Company need not be Members of the Company nor, except in the case of the Chairman of the Board, need such officers be Managers of the Company.

6.2  Election of Officers.    The Board of Managers shall elect the officers of the Company who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Managers; and all officers of the Company shall hold office until their successors are chosen and qualified, or until their earlier death, resignation or removal. Any officer elected by the Board of Managers may be removed at any time, with or without cause, by the affirmative vote of the Board of Managers or upon the Incapacity of such officer. Any vacancy occurring in any office of the Company shall be filled by the Board of Managers. The salaries of all officers of the Company shall be fixed by the Board of Managers. The Board of Managers may delegate such duties to any such officers or other employees, agents and consultants of the Company as the Board of Managers deems appropriate, including the power, acting individually or jointly, to represent and bind the Company in all matters, in accordance with the scope of their respective duties.

6.3  Voting Securities Owned by the Company.    Powers of attorney, proxies, waivers of notice of meeting, consents and other instruments relating to securities owned by the Company may be executed in the name of and on behalf of the Company by the President or any Vice President or any other officer authorized to do so by the Board of Managers and any such officer may, in the name of and on behalf of the Company, take all such action as any such officer may deem advisable to vote in person or by proxy at any meeting of security holders of any entity in which the Company may own securities and at any such meeting shall possess and may exercise any and all rights and powers incident to the ownership of such securities and which, as the owner thereof, the Company might have exercised and possessed if present. The Board of Managers may, by resolution, from time to time confer like powers upon any other person or persons.

6.4  Chairman of the Board of Managers.    The Chairman of the Board of Managers, if there be one, shall preside at all meetings of the Members and of the Board of Managers. The Chairman of the Board of Managers shall be selected from time to time by the Board of Managers. The Chairman of the Board of Managers shall possess the same power as the President to sign all contracts, certificates and other instruments of the Company which may be authorized by the Board of Managers. During the absence or disability of the President, the Chairman of the Board of Managers shall exercise all the powers and discharge all the duties of the President. The Chairman of the Board of Managers shall also perform such other duties and may exercise such other powers as may from time to time be assigned by this Agreement or by the Board of Managers.

6.5  President.    The President shall, subject to the control of the Board of Managers and, if there be one, the Chairman of the Board of Managers, have general supervision of the business of the Company and shall see

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that all orders and resolutions of the Board of Managers are carried into effect. The President or, when authorized by this Agreement, the Board of Managers or the President, the other officers of the Company shall execute all bonds, mortgages, contracts, documents and other instruments of the Company. In the absence or disability of the Chairman of the Board of Managers, or if there be none, the President, shall preside at all meetings of the Members and the Board of Managers. Unless the Board of Managers shall otherwise designate, the President shall be the Chief Executive Officer of the Company. The President shall also perform such other duties and may exercise such other powers as may from time to time be assigned to such officer by this Agreement or by the Board of Managers.

6.6  Vice Presidents.    At the request of the President or in the President’s absence or in the event of the President’s inability or refusal to act (and if there be no Chairman of the Board of Managers), the Vice President, or the Vice Presidents if there is more than one (in the order designated by the Board of Managers), shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President. Each Vice President shall perform such other duties and have such other powers and duties as the Board of Managers, the Chairman of the Board of Managers or the President from time to time may prescribe. The Vice President shall act under the supervision of the President. If there be no Chairman of the Board of Managers and no Vice President, the Board of Managers shall designate the officer of the Company who, in the absence of the President or in the event of the inability or refusal of the President to act, shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President.

6.7  Secretary.    The Secretary shall attend all meetings of the Board of Managers and all meetings of Members and record all the proceedings thereat in a book or books to be kept for that purpose; the Secretary shall also perform like duties for committees of the Board of Managers when required. The Secretary shall give, or cause to be given, notice of all meetings of the Members and special meetings of the Board of Managers, and shall perform such other duties as may be prescribed by the Board of Managers, the Chairman of the Board of Managers or the President, under whose supervision the Secretary shall act. If the Secretary shall be unable or shall refuse to cause to be given notice of all meetings of the Members and special meetings of the Board of Managers, and if there be no Assistant Secretary, then either the Board of Managers or the President may choose another officer to cause such notice to be given. The Secretary shall have custody of the seal of the Company, if any, and the Secretary or any Assistant Secretary, if there be one, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by the signature of the Secretary or by the signature of any such Assistant Secretary. The Secretary may give general authority to any other officer to affix the seal of the Company and to attest to the affixing by such officer’s signature. The Secretary shall see that all books, reports, statements, certificates and other documents and records required by law to be kept or filed are properly kept or filed, as the case may be.

6.8  Chief Financial Officer.    The Chief Financial Officer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Company and shall deposit all moneys and other valuable effects in the name and to the credit of the Company in such depositories as may be designated by the Board of Managers. The Chief Financial Officer shall disburse the funds of the Company as may be ordered by the Board of Managers, taking proper vouchers for such disbursements, and shall render to the President and the Board of Managers, at its regular meetings, or when the Board of Managers so requires, an account of all transactions as Chief Financial Officer and of the financial condition of the Company. If required by the Board of Managers, the Chief Financial Officer shall give the Company a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Managers for the faithful performance of the duties of the office of the Chief Financial Officer and for the restoration to the Company, in case of the Chief Financial Officer’s death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in the Chief Financial Officer’s possession or under the Chief Financial Officer’s control belonging to the Company.

6.9  Assistant Secretaries.    Assistant Secretaries, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Managers, the President, any Vice

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President, if there be one, or the Secretary, and in the absence of the Secretary or in the event of the Secretary’s disability or refusal to act, shall perform the duties of the Secretary, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Secretary.

6.10  Assistant Chief Financial Officers.    Assistant Chief Financial Officers, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Managers, the President, any Vice President, if there be one, or the Chief Financial Officer, and in the absence of the Chief Financial Officer or in the event of the Chief Financial Officer’s disability or refusal to act, shall perform the duties of the Chief Financial Officer, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Chief Financial Officer. If required by the Board of Managers, an Assistant Chief Financial Officer shall give the Company a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Managers for the faithful performance of the duties of the office of Assistant Chief Financial Officer and for the restoration to the Company, in case of the Assistant Chief Financial Officer’s death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in the Assistant Chief Financial Officer’s possession or under the Assistant Chief Financial Officer’s control belonging to the Company.

6.11  Other Officers.    Such other officers as the Board of Managers may choose shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Managers, the Chairman of the Board of Managers or the President. The Board of Managers may delegate to any other officer of the Company the power to choose such other officers and to prescribe their respective duties and powers.

ARTICLE VII.

CONTRIBUTIONS TO CAPITAL

7.1  Closings and Initial Capital Contributions.

(a)  The Company shall have one or more closings (each a “Closing”) at which time Persons may be admitted as Members of the Company pursuant to the terms hereof and existing Members may be offered the opportunity to increase their Capital Contributions. The first Closing (the “Initial Closing”) shall occur on such date as determined by the Managers in their sole discretion and all subsequent Closings (each an “Additional Closing”) shall occur on such date(s) as may be determined by the Managers in their sole discretion (the “Additional Closing Dates”); provided however, that the last Closing shall occur no later than September 30, 2003, which date may be accelerated or delayed by the Managers in their sole discretion (the “Final Closing Date”). Schedule A hereto shall be amended following each Closing to reflect the identity of the Members and their respective Capital Contributions.

(b)  Capital Contributions by the Members shall be made in dollars by wire transfer of federal funds to an account or accounts of the Company as specified by the Company or in such other manner as the Company may direct. No Member shall be entitled to any interest or compensation by reason of his, her or its Capital Contribution or by reason of being a Member. No Member shall be required to lend any funds to the Company.

(c)  In the event that one or more Persons are admitted as Members of the Company at Additional Closings, the Company may, in the discretion of the Managers, distribute to those Members admitted on the Initial Closing Date or on an Additional Closing Date interest or other amounts earned by the Company with respect to its investments between the Initial Closing Date (or on a prior Additional Closing Date, as applicable) and such Additional Closing Date. Each Member admitted at Additional Closings shall bear their pro rata share of the Company organizational and operating expenses charged after the Initial Closing Date but prior to such Members admission.

(d)  Investments totaling the aggregate Capital Contributions in the Underlying Funds shall be made as soon as practicable after receipt of the Capital Contributions, and investments or commitments totaling more than 50% of the aggregate Capital Contributions shall be made in the Underlying Funds (or commit for investment) on or before the first anniversary of the Final Closing Date.

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7.2  Return of Capital.    Except as expressly provided in the Agreement, no Member shall be entitled to withdraw any part of its Capital Contribution, to receive interest or other earnings on its Capital Contributions, or to receive any distributions from the Company, nor shall any Member have priority over any other Member either as to the return of such Member’s capital or as to profits, losses or distributions.

7.3  Liability of the Members and the Managing Member.    Except for the obligations hereunder and under the Subscription Agreements, the liability of the Members shall be limited to the maximum extent permitted by the Act. In no event shall the Members be obligated to make contributions in excess of their respective Capital Contributions. If a Member is required under the Act to return to the Company or pay, for the benefit of creditors of the Company, amounts previously distributed to such Member, the obligation of such Member to return or pay any such amount to the Company shall be the obligation of such Member and not the obligation of the Managing Member and the Managers. The liability of the Managing Member shall be limited to the maximum extent permitted by the Act.

ARTICLE VIII.

DISTRIBUTIONS, CAPITAL ACCOUNTS AND ALLOCATIONS

8.1  Percentage Interests.    There shall be established for each Member on the books of the Company a percentage interest, which shall be determined by (i) dividing the amount of such Member’s Capital Contributions by the sum of the Capital Contributions of all the Members and (ii) multiplying such quotient by 100 (“Percentage Interest”). The sum of the Percentage Interests shall equal 100. The Percentage Interests of the Members shall be set forth on Schedule A hereto, as adjusted from time to time by the Managers to reflect the Members’ Capital Contributions.

8.2  Distributions.

(a) The Company shall make distributions of available cash (net of reserves that the Managers deem reasonable) or other net investment proceeds to the Members at such times and in such amounts as determined by the Managers in their sole discretion in accordance with the Members’ respective Percentage Interests at the time of such distribution. Such distributions will be paid to the Members in the following order of priority:

(i)  First, 100% to the Members pro rata in accordance with their respective Percentage Interests until aggregate distributions to the Members under this Section 8.2(a)(i) equal the sum of (x) their Capital Contributions and (y) an 8% annual cumulative return on their unreturned Capital Contributions as of the date of such distribution (the “Preferred Return”);

(ii)  Second, 100% to the Investment Adviser, until the Investment Adviser has received an amount equal to 5% of all distributions to the Members under Section 8.2(a)(i)(y); and

(iii)  Third, (x) 95% to the Members pro rata in accordance with their respective Percentage Interests, and (y) 5% to the Investment Adviser.

(b)  Distributions pursuant to this Section 8.2 shall take the form of cash only.

8.3  Valuation.    The value of any asset of the Company shall be determined in good faith in the sole discretion of the Managers based upon all available relevant information. The Managers shall be entitled to rely on any valuations provided to it by the Underlying Funds, but shall not be bound by such valuations.

8.4  Capital Accounts.    A capital account (“Capital Account”) shall be established and maintained on the Company’s books with respect to each Member, in accordance with the provisions of Treasury Regulations Section 1.704-1(b), including the following:

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(a)  Each Member’s Capital Account shall be increased by: (i) the amount of that Member’s Capital Contribution; (ii) the amount of Net Profit (or items thereof) allocated to that Member; and (iii) any other increases required by the Treasury Regulations.

(b)  Each Member’s Capital Account shall be decreased by: (i) the amount of Net Loss (or items thereof) allocated to that Member; (ii) all cash amounts distributed to that Member pursuant to this Agreement, other than any amount required to be treated as a payment for property or services for federal income tax purposes; (iii) the fair market value of any property distributed in kind to that Member (net of any liabilities secured by such distributed property that such Member is considered to assume or take subject to for federal income tax purposes); and (iv) any other decreases required by the Treasury Regulations.

(c)  All provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with the Code and Treasury Regulations thereunder and shall be interpreted and applied in a manner consistent with such law. The Managers shall make any necessary modifications to this Section 8.4 in the event unanticipated events occur that might otherwise cause this Agreement not to comply with such law or any changes thereto.

8.5  Negative Capital Accounts.    Except as may be required by law, no Member shall be required to reimburse the Company for any negative balance in such Member’s Capital Account.

8.6  Allocations to Capital Accounts.

(a)  Member Allocations.    Except as provided in this Agreement, all Net Profit (and items thereof) and all Net Loss (and items thereof) shall be allocated among the Members in accordance with this Section 8.6. Net Profit shall be allocated among the Members as follows:

(i)  First, to the Members, until the aggregate amount of Net Profits allocated to them for such Fiscal Year (or other periods) and all prior Fiscal Years (or other periods) is equal to the aggregate amount of Net Losses allocated to them pursuant to Section 8.6(b)(i) for all prior Fiscal Years (or other periods) which are in excess of that which would have been allocated but for the proviso in Section 8.6(b)(i); such allocation to be in the proportion that such Net Losses allocated to each of them pursuant to that Section 8.6(b)(i) bears to the Net Losses allocated to all of them pursuant to that Section 8.6(b)(i).

(ii)  Second, to the Members pro rata in accordance with their respective Percentage Interests, to the extent of the return of capital and Preferred Return distributed pursuant to Section 8.2(a)(i);

(iii)  Third, to the Investment Adviser until the Investment Adviser has been allocated an amount of Net Profit equal to 5% of the sum of the aggregate distributions made to all Members under Section 8.2(a)(i).

(iv)  Fourth, (x) 95% to the Members pro rata in accordance with their respective Percentage Interests and (y) 5% to the Investment Adviser.

(b)  Net Loss.    Net Loss (and items thereof) for any Fiscal Year (or other period) shall be allocated among the Members as follows.

(i)  First, to the Members in accordance with their respective Percentage Interests, to the extent of and in the same proportions as provided in Section 8.6(a); provided that in no event shall Net Loss be allocated to any Member at a percentage thereof that is less than such Member’s Percentage Interest, except to the extent permitted by Section 8.6(c) or, if determined by the Managing Member in its sole discretion, by the Treasury Regulations; and

(ii)  Second, to the Members pro rata in accordance with their respective Percentage Interests.

(c)  Additional Rule.    In furtherance and not in limitation of Sections 8.6(a) and (b), and except as otherwise provided in this Agreement, the Managers may, in their sole and absolute discretion, allocate Net

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Profit (and items thereof) and Net Loss (and items thereof) for any Fiscal Year in a manner that the Managers deem necessary or appropriate in order to effectuate the intended economic sharing arrangement of the Members as reflected in this Article VIII.

(d)  Regulatory and Related Allocations.    Notwithstanding anything expressed or implied to the contrary in this Agreement, the following special allocations shall be made in the following order:

(i)  Minimum Gain Chargeback.    Except as otherwise provided in Treasury Regulations Section 1.704-2, if there is a net decrease in Partnership Minimum Gain during any Fiscal Year, each Member shall be specially allocated items of Company income and gain for such Fiscal Year (and, if necessary, subsequent Fiscal Years) in an amount equal to such Member’s share of the net decrease in such Partnership Minimum Gain, as determined in accordance with Treasury Regulations Section 1.704-2(g). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to the Members pursuant thereto. The items to be so allocated shall be determined in accordance with Treasury Regulations Section 1.704-2. This Section 8.6(d)(i) is intended to comply with the minimum gain chargeback requirements in such Treasury Regulations and shall be interpreted consistently therewith.

(ii)  Partner Minimum Gain Chargeback.    Except as otherwise provided in Treasury Regulations Section 1.704-2, if there is a net decrease in Partner Nonrecourse Debt Minimum Gain attributable to Partner Nonrecourse Debt during any Fiscal Year, each Member shall be specially allocated items of Company income and gain for such Fiscal Year (and, if necessary, subsequent Fiscal Years) in an amount equal to such Member’s share, if any, of the net decrease in Partner Nonrecourse Debt Minimum Gain attributable to such Member’s Partner Nonrecourse Debt, as determined in accordance with Treasury Regulations Section 1.704-2(i). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Member pursuant thereto. The items to be so allocated shall be determined in accordance with Treasury Regulations Section 1.704-2. This Section 8.6(d)(ii) is intended to comply with the minimum gain chargeback requirements in such Treasury Regulations and shall be interpreted consistently therewith.

(iii)  Qualified Income Offset.    In the event any Member unexpectedly receives any adjustments, allocations or distributions described in Treasury Regulations Sections 1.704-1(b)(2)(ii)(d)(4), (5) or (6) with respect to such Member’s Capital Account, items of Company income and gain shall be specially allocated to each such Member in an amount and manner sufficient to eliminate, to the extent required by the Treasury Regulations, the Adjusted Capital Account Deficit of such Member as quickly as possible; provided, however, that an allocation pursuant to this Section 8.6(d)(iii) shall be made only if and to the extent that such Member would have an Adjusted Capital Account Deficit after all other allocations provided for in this Section 8.6 have been tentatively made as if this Section 8.6(d)(iii) were not in this Agreement. This Section 8.6(d)(iii) is intended to constitute a “qualified income offset” within the meaning of Treasury Regulations Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

(iv)  Gross Income Allocation.    In the event any Member has an Adjusted Capital Account Deficit, items of Company income and gain shall be specially allocated to such Member in an amount and manner sufficient to eliminate such Member’s Adjusted Capital Account Deficit as quickly as possible; provided, however, that an allocation pursuant to this Section 8.6(d)(iv) shall be made only if and to the extent that such Member would have an Adjusted Capital Account Deficit after all other allocations provided for in this Section 8.6 other than Section 8.6(d)(iii) have been tentatively made as if this Section 8.6(d)(iv) were not in this Agreement.

(v)  Nonrecourse Deductions.    Any Nonrecourse Deductions for any Fiscal Year shall be allocated to the Members in proportion to their respective Capital Contributions.

(vi)  Partner Nonrecourse Deductions.    Any Partner Nonrecourse Deductions for any Fiscal Year shall be allocated to the Member who bears the economic risk of loss with respect to the Partner Nonrecourse Debt to which such Partner Nonrecourse Deductions are attributable in accordance with Treasury Regulations Section 1.704-2.

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(vii)  Loss Allocation Limitation.    No allocation of Net Loss (or items thereof) shall be made to any Member to the extent that such allocation would create or increase an Adjusted Capital Account Deficit with respect to such Member.

(e)  Curative Allocations.    The allocations set forth in Section 8.6(d) (the “Regulatory Allocations”) are intended to comply with certain requirements of Treasury Regulations under Section 704 of the Code. Notwithstanding any other provision of this Article VII (other than the Regulatory Allocations), the Regulatory Allocations shall be taken into account in allocating other Company items of income, gain, loss, deduction and expense among the Members so that, to the extent possible, the net amount of such allocations of other Company items and the Regulatory Allocations shall be equal to the net amount that would have been allocated to the Members pursuant to this Section 4.6 if the Regulatory Allocations had not occurred.

(f)  Section 754 Adjustments.    Pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(m), to the extent an adjustment to the adjusted tax basis of any Company asset under Section 734(b) or Section 743(b) of the Code is required to be taken into account in determining Capital Accounts, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) and such gain or loss shall be specially allocated to the Members in a manner consistent with the manner in which their Capital Accounts are required to be adjusted pursuant to such Treasury Regulations.

(g)  Transfer of or Change in Membership Interests.    The Managers are authorized to adopt any convention or combination of conventions likely to be upheld for federal income tax purposes regarding the allocation and/or special allocation of items of Company income, gain, loss, deduction and expense with respect to a newly issued Membership Interest, a transferred Membership Interest and a redeemed Membership Interest. Upon admission as a Substituted Member, a transferee of a Membership Interest shall succeed to the Capital Account of the transferor Member to the extent it relates to the transferred Membership Interest.

(h)  Certain Expenses.    Syndication and organization expenses, as defined in Section 709 of the Code (and, to the extent necessary as determined in the sole discretion of the Managers, any other items) shall be allocated to the Capital Accounts of the Members so that, as nearly as possible, the cumulative amount of such syndication and organization expenses (and other items, if relevant) allocated with respect to each dollar of Capital Contribution for each Member is the same amount.

(i)  Allocation Periods and Unrealized Items.    Subject to applicable Treasury Regulations and other applicable law and notwithstanding anything expressed or implied to the contrary in this Agreement, the Managers may, in their sole discretion, determine allocations to Capital Accounts based on an annual, quarterly or other period and/or on realized and unrealized net increases or net decreases (as the case may be) in the fair market value of Company property.

8.7  Tax Allocations.

(a)  Items of Company income, gain, loss, deduction and expense shall be allocated, for federal, state and local income tax purposes, among the Members in the same manner as the Net Profit (and items thereof) and Net Loss (and items thereof) of which such items are components were allocated pursuant to Section 8.6; provided, however, that tax allocations shall be made in accordance with Section 704(c) of the Code and the Treasury Regulations promulgated thereunder, to the extent so required thereby.

(b)  Allocations pursuant to this Section 8.7 are solely for federal, state and local income tax purposes and shall not affect, or in any way be taken into account in computing, any Member’s Capital Account or share of Net Profit (and items thereof) or Net Loss (and items thereof).

(c)  The Members are aware of the tax consequences of the allocations made by this Section 8.7 and hereby agree to be bound by the provisions of this Section 8.7 in reporting their shares of items of Company income, gain, loss, deduction and expense.

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8.8  Determinations by the Managers.    All matters concerning the computation of Capital Accounts, the allocation of Net Profit (and items thereof) and Net Loss (and items thereof), the allocation of items of Company income, gain, loss, deduction and expense for tax purposes and the adoption of any accounting procedures not expressly provided for by the terms of this Agreement shall be determined by the Managers in their sole discretion. Such determination shall be final and conclusive as to all the Members. Notwithstanding anything express or implied to the contrary in this Agreement, in the event the Managers shall determine, in their sole discretion, that it is prudent to modify the manner in which the Capital Accounts, or any debits or credits thereto, are computed in order to effectuate the intended economic sharing arrangement of the Members as reflected in Article VIII, the Managers may make such modification without the approval of Members.

8.9  Tax Matters Partner.    The Managing Member shall act as “tax matters partner” of the Company within the meaning of Section 6231(a)(7) of the Code and in any similar capacity under applicable state or local tax law. All expenses incurred by the Managing Member while acting in such capacity shall be paid or reimbursed by the Company. A Member shall promptly notify the Managing Member of any intention to: (i) file a notice of inconsistent treatment under Section 6222(b) of the Code; (ii) file a request for administrative adjustment of Company items; (iii) file a petition with respect to any Company item or other tax matters involving the Company; or (iv) enter into a settlement agreement with the Secretary of the Treasury with respect to any Company items.

ARTICLE IX.

COMPANY EXPENSES

9.1  Company Expenses.

(a)  As between the Managing Member and the Company, the Managing Member shall be solely responsible for and shall pay all Managing Member Expenses. Similarly, the Investment Adviser shall be solely responsible for and shall pay all Investment Adviser Expenses. Managing Member Expenses and Investment Adviser Expenses shall not be treated as expenses of the Company and the payment thereof shall not be accounted for as contributions to or income of the Company and shall in no way affect the Capital Contributions or Capital Account of any Member hereunder. As used herein, the terms “Managing Member Expenses” and “Investment Adviser Expenses” mean:

(i)  all compensation of officers, members and employees of the Managing Member or the Investment Adviser, as applicable, or their members and related overhead expenses (including office and related expenses);

(ii)  the fees of any distributor or selling agent; and

(iii)  all organizational expenses in excess of the limits set forth in Section 9.1(b)(i).

(b)  The Company shall be responsible for and shall pay all Company Expenses. As used herein, the term “Company Expenses” means all expenses or obligations of the Company or otherwise incurred by the Managing Member or the Investment Adviser in connection with this Agreement, including the following (except to the extent they constitute Managing Member Expenses or Investment Adviser Expenses):

(i)  expenses related to the organization of the Company and the offering of the Membership Interests, up to a maximum of $450,000;

(ii)  the Management Fee;

(iii)  compensation of each Manager who is not an officer, director or employee of the Investment Adviser or its affiliates for services rendered to the Company in such amounts as may be determined from time to time by the Disinterested Managers. Subject to compliance with the Investment Company Act, the Board of Managers may establish pensions, profit sharing, Unit purchase and other retirement, incentive or benefit plans for Managers;

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(iv)  compensation of each administrator, transfer agent, custodian, accountant, attorney and other agent or independent contractor duly engaged by or on behalf of the Company to provide such services to the Company or it Members. The approval of any contract or agreement pursuant to which a Person serves as a principal underwriter to the Company shall be subject to the applicable requirements of the Investment Company Act.;

(v)  all costs and expenses related to the business of the Company, including, without limitation, all costs and expenses incurred in connection with meetings of the Members;

(vi)  all costs and expenses related to the engagement of third-party consultants and advisors by the Company, including, without limitation, attorneys, accountants, auditors and consultants;

(vii)  the Company’s share of third party out-of-pocket expenses incurred by the Investment Adviser and the Company in connection with investments in Underlying Funds or any proposed investments that are not consummated;

(viii)  all administrative expenses of the Company, including the maintenance of books and records of the Company, obtaining independent valuations or appraisals of investments in Underlying Funds, the preparation and dispatch to the Members of checks, financial reports, performance reports, tax returns and notices required pursuant to this Agreement;

(ix)  all expenses incurred in connection with the registration, qualification or exemption of the Company under any applicable Federal, state or local law;

(x)  all expenses incurred in connection with any litigation involving the Company (including the cost of any investigation and preparation) and the amount of any judgment or settlement paid in connection therewith;

(xi)  Subject to Section 10.1, all expenses for indemnity or contribution payable by the Company to any Person;

(xii)  all expenses incurred in connection with the collection of amounts due to the Company from any Person;

(xiii)  all expenses incurred in connection with the preparation of amendments to this Agreement;

(xiv)  all expenses incurred in connection with the dissolution and liquidation of the Company; and

(xv)  amounts required to maintain reasonable working capital.

In no event shall the Managing Member be entitled to any duplicative reimbursements for Company Expenses.

ARTICLE X.

INDEMNIFICATION

10.1  Indemnification.

(a)  Neither the Managers, the Managing Member, the Investment Adviser or any of their respective Affiliates, principals, members, shareholders, partners, officers, directors, employees, agents and representatives (each an “Indemnified Person”) shall have any liability, responsibility or accountability in damages or otherwise to any Member or the Company for, and the Company agrees, to the fullest extent permitted by law, to

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indemnify, pay, protect and hold harmless each Indemnified Person from and against, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, proceedings, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, all reasonable costs and expenses of attorneys, defense, appeal and settlement of any and all suits, actions or proceedings instituted or threatened against the Indemnified Persons or the Company) and all costs of investigation in connection therewith which may be imposed on, incurred by, or asserted against the Indemnified Persons or the Company in any way relating to or arising out of, or alleged to relate to or arise out of, any action or inaction on the part of the Company, on the part of the Indemnified Persons when acting on behalf of the Company or otherwise in connection with the business or affairs of the Company, or on the part of any agents when acting on behalf of the Company (collectively, the “Indemnified Liabilities”); provided that the Company shall not be liable to any Indemnified Person for any portion of any Indemnified Liabilities which results from such Indemnified Person’s willful misconduct, bad faith or gross negligence in the performance of his, her or its duties or by reason of his, her or its reckless disregard of his, her or its obligations and duties. The indemnification rights provided for in this Section 10.1(a) shall survive the termination of the Company or this Agreement. Any indemnification rights provided for in this Section 10.1(a) shall be retained by any removed, resigned or withdrawn Manager, Managing Member or Investment Adviser or agent and its constituent Indemnified Persons. Any indemnification rights provided for in this Section 10.1(a) shall also be retained by any Person who has acted in the capacity of officer, director, partner, employee, agent, stockholder or Affiliate of an Indemnified Person after such Persons shall have ceased to hold such positions.

(b)  The right of any Indemnified Person to the indemnification provided herein shall be cumulative of, and in addition to, any and all rights to which such Indemnified Person may otherwise be entitled by contract or as a matter of law or equity and shall extend to such Indemnified Person’s successors, assigns and legal representatives.

(c)  The provision of advances from Company funds to an Indemnified Person for legal expenses and other costs incurred as a result of any legal action or proceeding is permissible if (i) such suit, action or proceeding relates to or arises out of, or is alleged to relate to or arise out of, any action or inaction on the part of the Indemnified Person in the performance of its duties or provision of its services on behalf of the Company or otherwise in connection with the business or affairs of the Company; and (ii) the Indemnified Person undertakes to repay any funds advanced pursuant to this Section 10.1(c) in any case in which such Indemnified Person would not be entitled to indemnification under Section 10.1(a). If advances are permissible under this Section (c), the Indemnified Person shall furnish the Company with an undertaking as set forth in clause (ii) of this paragraph and shall thereafter have the right to bill the Company for, or otherwise request the Company to pay, at any time and from time to time after such Indemnified Person shall become obligated to make payment therefore, any and all amounts for which such Indemnified Person believes in good faith that such Indemnified Person is entitled to indemnification under Section 10.1(a). The Company shall pay any and all such bills and honor any and all such requests for payment within sixty days after such bill or request is received by the Company, and the Company’s rights to repayment of such amounts shall be secured by the Indemnified Person’s Interest in the Company, if any, or by such other security as the Managers may require. In the event that a final judicial (or binding arbitration) determination is made that the Company is not so obligated in respect of any amount paid by it to a particular Indemnified Person, such Indemnified Person will refund such amount within sixty days of such final determination, and in the event that a final determination is made that the Company is so obligated in respect to any amount not paid by the Company to a particular Indemnified Person, the Company will pay such amount to such Indemnified Person within sixty days of such final determination, in either case together with interest (at the lesser of (x) the Applicable Rate and (y) the maximum rate permitted by applicable law) from the date paid by the Company until repaid by the Indemnified Person or the date it was obligated to be paid by the Company until the date actually paid by the Company to the Indemnified Person.

(d)  With respect to the liabilities of the Company, all such liabilities:

(1)  shall be liabilities of the Company as an entity, and shall be paid or otherwise satisfied from the Company’s assets; and

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(2)  except to the extent otherwise required by law, shall not in any event be payable in whole or in part by any Member, Manager, the Managing Member, or the Investment Adviser or by any director, officer, trustee, employee, agent, shareholder, beneficiary, member or partner of any of them.

The Managers may cause the Company, at the Company’s expense, to purchase insurance to insure the Indemnified Persons against liability hereunder (including liability arising in connection with the operation of the Company), including, without limitation, for a breach or an alleged breach of their responsibilities hereunder.

ARTICLE XI.

WITHDRAWALS OF MEMBERS; TRANSFERS OF MEMBERSHIP INTERESTS

11.1  Withdrawals of Members.

(a)  A Member may not sell, withdraw, assign or transfer its Membership Interest without the prior written consent of the Managers, which the Managers may withhold in their sole discretion.

(b)  The Managers may (but shall not be required to) terminate the Membership Interest of any Member and cause that Member to withdraw from the Company at any time upon at least five Business Days prior written notice upon a determination by the Managers that the continued participation of that Member in the Company might adversely affect the Company by jeopardizing the treatment of the Company as a partnership for federal income tax purposes, or subject the Company to restrictions or other adverse consequences as a result of applicable laws or regulations. In the event that the Managers terminates a Member’s Membership Interest, that Member shall immediately withdraw from the Company and cease to be a Member of the Company. Such withdrawal shall occur automatically upon termination without the necessity of any further act by the Member or any other Person. The date of termination shall be the effective date of withdrawal of the terminated Member.

(c)  The Company shall pay to the terminated Member 90% of the amount of the terminated Member’s Capital Account balance (determined in accordance with the next sentence) within 90 days of termination or as soon thereafter as the Company shall have sufficient funds available and shall pay the remainder upon completion of that year’s audit. The amount of the terminated Member’s Capital Account shall be determined not more than three days prior to the date of termination. Such amounts paid to a terminated Member shall not be entitled to interest for any period after the date of termination.

(d)  From and after the effective date of withdrawal of a Member, such withdrawn Member shall cease to be a Member of the Company for all purposes and the Membership Interests of a withdrawn Member shall not be included in calculating the Membership Interests of the Members required to take any action under this Agreement.

11.2  Transfers of Membership Interests.

(a)  A Member may not transfer, assign, sell, pledge, hypothecate or otherwise dispose of any of the attributes of his, her or its Membership Interest (collectively, a “Transfer”), in whole or in part, to any Person without the prior written consent of the Managers, which consent the Managers may withhold in their sole discretion, and any attempted Transfer of a Membership Interest shall be null and void ab initio unless effected in accordance with this Article XI.

(b)  Notwithstanding Section 11.2(a), the Managers will not unreasonably withhold its consent to the Transfer of a Member’s Membership Interest to a family member, trust, or other similar Person or entity for estate planning purposes.

(c)  Conditions to Transfers.    A Member shall be entitled to make a Transfer of all or any portion of its Interests pursuant to Section 11.2(a) only upon the Managers’ determination, that the Transfer meets each of the following conditions:

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(i)  such Transfer, itself or together with any other Transfers, would not result in the Company being treated as a publicly traded partnership within the meaning of Section 7704(b) of the Code (or failing any safe harbor to avoid such treatment under such Code section or the regulations promulgated thereunder) or otherwise being treated as a corporation for federal income tax purposes;

(ii)  such Transfer does not require the registration or qualification of such Interests pursuant to any applicable federal or state securities or “blue sky” laws;

(iii)  such Transfer does not result in a violation of other laws ordinarily applicably to such transactions;

(iv)  the transferor and purported transferee each shall have represented to the Managers in writing that such Transfer was not effected through a broker-dealer or matching agent that makes a market in Interests or that provides a readily available, regular and ongoing opportunity to Members to sell or exchange their Interests;

(v)  the transferor shall reaffirm, and the purported transferee shall affirm, in writing his, her or its agreement to indemnify as described in Section 11.4;

(vi)  no facts are known to the Managers that cause the Managers to conclude that such transfer will have a material adverse effect on the Company; and

(vii)  the transferee has agreed in writing to become a Member to and subject to all of the terms, obligations and limitations of this Agreement.

11.3  Effect of Transfers.    Upon any Transfer approved by the Managers, the transferee of the transferred Membership Interest shall be entitled to receive the distributions and allocations to which the transferring Member would be entitled with respect to such transferred Membership Interest, but shall not be entitled to exercise any of the other rights of a Member with respect to such transferred Membership Interest, including, without limitation, the right to vote, unless and until such transferee is admitted to the Company as a Substituted Member pursuant to Section 11.5.

11.4  Transfer Indemnity.    Each Member hereby agrees to indemnify and hold harmless the Company, the Managing Member, the Managers, the Investment Adviser and each other Member (and any successor or assign of any of the foregoing) from and against all taxes, costs, claims, damages, liabilities, losses and expenses (including losses, claims, damages, liabilities, costs and expenses of any judgments, fines and amounts paid in settlement), joint or several, to which those persons may become subject by reason of or arising from any Transfer made in contravention of the provisions of this Agreement or any misrepresentation made by such Member in connection with any purported Transfer.

11.5  Substituted Members.    No transferee of a transferred Membership Interest shall be admitted as a Member (“Substituted Member”) until each of the following conditions has been satisfied:

(a)  the written consent of the Managers, which may be withheld or granted in the sole and absolute discretion of the Managers;

(b)  the execution and delivery to the Company of a counterpart of this Agreement by the Substituted Member or its agent or attorney-in-fact;

(c)  receipt by the Company of other written instruments that are in form and substance satisfactory to the Managers (as determined in its sole discretion), including, without limitation, an opinion of counsel regarding the tax or regulatory effects of such admission;

(d)  payment by the Substituted Member to the Company of an amount determined by the Managers to be equal to the costs and expenses incurred in connection with such assignment, including, without limitation, costs incurred in preparing and filing such amendments to this Agreement as may be required;

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(e)  the updating of the books and records of the Company and Schedule A hereto to reflect the Person’s admission as a Substituted Member; and

(f)  any other similar information or documentation as the Managers may request.

11.6  Effect of Death, Etc.    The death, retirement, withdrawal, expulsion, disability, Incapacity, incompetency, bankruptcy, insolvency or dissolution of a Member, or the occurrence of any other event under the Act that terminates the continued membership of a Member as a member of the Company, shall not cause the Company to be dissolved and its affairs to be wound up so long as the Company has at least one Member at all times. Upon the occurrence of any such event, the business of the Company shall be continued without dissolution. The legal representatives, if any, of a Member shall succeed as assignee to the Member’s Membership Interest upon death, Incapacity, incompetency, bankruptcy, insolvency or dissolution of a Member, but shall not be admitted as a Substituted Member except under the provisions of Section 11.5 of this Agreement and with the written consent of the Managers, which written consent the Managers may withhold in its sole discretion. The Membership Interests held by such legal representative of a Member shall not be included in calculating the Membership Interests of the Members required to take any action under this Agreement.

ARTICLE XII.

ACCOUNTING

12.1  Books and Records.    In compliance with Section 31 of the Investment Company Act, the books and records of the Company, and a list of the names and residence, business or mailing addresses and Interests of all Members, shall be maintained at the principal executive offices of the Company or such other location as the Managers’ may approve. The Company shall not be required to provide any documentation or other information to Members except that which it is required to provide under the Investment Company Act, the Act or other applicable law. Each Member shall have the right to obtain from the Company from time to time upon reasonable demand for any proper purpose reasonably related to the Member’s interest as a Member of the Company, and upon paying the costs of collection, duplication and mailing, the documents and other information which the Company is required to provide under the Investment Company Act, the Act or other applicable law. Any demand by a Member pursuant to this section shall be in writing and shall state the purpose of such demand. The Company may maintain such other books and records and may provide such financial or other statements as the Managers or the Appropriate Officers in their discretion deem advisable.

12.2  Annual Reports to Current Members.    Within 60 days after the end of each Fiscal Year or as soon thereafter as practicable, the Company shall have prepared and distributed to the Members, at the expense of the Company, an annual report containing a summary of the year’s activity and such financial statements and schedules as may be required by law or as the Managers may otherwise determine.

12.3  Accounting; Tax Year.

(a)  The books and records of the Company shall be kept on the cash basis or the accrual basis, as determined by the Managers in their sole and absolute discretion. The Company shall report its operations for tax purposes on the cash method or the accrual method, as determined by the Managers in their sole and absolute discretion. The taxable year of the Company shall be the calendar year, unless the Managers shall designate another taxable year for the Company that is a permissible taxable year under the Code.

(b)  The books and records of the Company shall be audited by the Company’s independent accountants as of the end of each Fiscal Year, commencing with the first partial Fiscal Year, of the Company.

12.4  Filing of Tax Returns.    The Appropriate Officers shall prepare and file, or cause the Company’s accountants to prepare and file, a federal information tax return and any required state and local income tax and

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information returns for each taxable year of the Company. The Managers have sole and absolute discretion as to whether or not to prepare and file (or cause its accountants to prepare and file) composite, group or similar state, local and foreign tax returns on behalf of the Members where and to the extent permissible under applicable law. Each Member hereby agrees to execute any relevant documents (including a power of attorney authorizing such a filing), to furnish any relevant information and otherwise to do anything necessary in order to facilitate any such composite, group or similar filing. Any taxes paid by the Company in connection with any such composite, group or similar filing shall be treated as an advance to the relevant Members (with interest being charged thereon) and shall be recouped by the Company out of any distributions subsequently made to such relevant Members. Such advances may be funded by Company borrowing. Both the deduction for interest payable by the Company with respect to any such borrowing, and the corresponding income from interest received by the Company from the relevant Members, shall be specifically allocated to such Members.

12.5  Determinations Binding.    Any determination made by the Managers with respect to tax filing or accounting matters shall be final and binding upon the Members and their respective legal representatives and the Members agree to file consistently with such determinations of the Managers.

ARTICLE XIII.

DISSOLUTION AND TERMINATION

13.1  Dissolution.    The Company shall be dissolved upon the occurrence of any of the following:

(a)  the expiration of the term of the Company, except to the extent extended pursuant to Section 2.6;

(b)  the election by the Managers to dissolve the Company prior to the expiration of its term, subject to the extent required by the Investment Company Act, to the consent of the Members;

(c)  the election by the Managers and a Majority in Interest of the Members to dissolve the Company prior to the expiration of its terms;

(d)  the sale or other disposition at any one time of all or substantially all of the assets of the Company; and

(e)  a decree of dissolution entered against the Company under the Act.

Dissolution of the Company shall be effective on the day on which the event occurs giving rise to the dissolution, but the Company shall not terminate until the assets of the Company have been distributed as provided in Section 13.2 and the certificate of formation of the Company has been canceled.

13.2  Liquidation.    On dissolution of the Company, a liquidator (who shall be selected by the Managers, if still constituted, and otherwise shall be a Person proposed and approved by a Majority in Interest of the Members) shall cause to be prepared a statement setting forth the assets and liabilities of the Company as of the date of dissolution, and such statement shall be furnished to all of the Members. Then, those Company assets that the liquidator determines should be liquidated shall be liquidated as promptly as possible, but in an orderly and business-like manner to maximize proceeds. Assets that the liquidator determines to distribute in kind shall be so distributed in a manner consistent with applicable law. If the liquidator determines that an immediate sale at the time of liquidation of all or part of the Company assets would be unduly disadvantageous to the Members, the liquidator may, either defer liquidation and retain the assets for a reasonable time, or distribute the assets to the Members in kind. The liquidator shall then wind up the affairs of the Company and distribute the proceeds of the Company by the end of the calendar year of the liquidation (or, if later, within 90 days after the date of such liquidation) in the following order or priority:

(a)  to the payment of the expenses of liquidation and to creditors (including Members who are creditors, to the extent permitted by law) in satisfaction of liabilities of the Company other than liabilities for distributions to Members, in the order of priority as provided by law;

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(b)  to the setting up of any reserves that the liquidator may deem necessary or appropriate for any anticipated obligations or contingencies of the Company or of the liquidator arising out of or in connection with the operation or business of the Company. Such reserves may be paid over by the liquidator to an escrow agent or trustee proposed and approved by the liquidator to be disbursed by such escrow agent or trustee in payment of any of the aforementioned obligations or contingencies and, if any balance remains at the expiration of such period as the liquidator shall deem advisable, to be distributed by such escrow agent or trustee in the manner hereinafter provided; then

(c)  to the Members or their legal representatives in accordance with the provisions of Article XIII.

13.3  Termination.    The liquidator shall comply with any requirements of the Act or other applicable law pertaining to the winding up of a limited liability company, at which time the Company shall stand terminated.

ARTICLE XIV.

POWER OF ATTORNEY

14.1  Power of Attorney.    Each Member hereby irrevocably constitutes and appoints each Manager and its designees, as such Member’s true and lawful agents and attorneys-in-fact, with full power and authority in such Member’s name, place, and stead, to make, execute, acknowledge, deliver, swear to, file and record the following documents and instruments in accordance with the other provisions of this Agreement:

(a)  this Agreement and a certificate of formation, a certificate of doing business under fictitious name and any other instrument or filing which the Managers consider necessary or desirable to carry out the purposes of this Agreement or the business of the Company or that may be required under the laws of any state or local government, or of any other jurisdiction;

(b)  any and all amendments, restatements, cancellations, or modifications of the instruments described in Section 14.1(a);

(c)  any and all instruments related to the admission, removal, or withdrawal of any Member; and

(d)  all documents and instruments that may be necessary or appropriate to effect the dissolution and termination of the Company, pursuant to the terms hereof.

14.2  Irrevocability.    The foregoing power of attorney is coupled with an interest and such grant shall be irrevocable. Such power of attorney shall survive the subsequent Incapacity of any such Member or the Transfer of any or all of such Member’s Membership Interests.

14.3  Priority of Agreement.    In the event of any conflict between provisions of this Agreement or any amendment hereto and any documents executed, acknowledged, sworn to, or filed by any Manager under this power of attorney, this Agreement and its amendments shall govern.

14.4  Exercise of Power.    This power of attorney may be exercised by any Manager either by signing separately as attorney-in-fact for each such Member or by a single signature acting as attorney-in-fact for all Members.

ARTICLE XV.

MISCELLANEOUS

15.1  Amendments.    Except as otherwise specified in this Agreement, this Agreement may be amended by the Managers with the approval of a Majority in Interest of the Members; provided that:

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(a)  no amendment shall, (i) without the approval of the affected Member, change the Capital Contribution of such Member (other than as provided in this Agreement), increase the liability of such Member beyond the liability of such Member set forth in this Agreement, or adversely affect the limited liability of such Member, or (ii) without the approval of all the Members, amend this Section 15.1;

(b)  no amendment shall, without the approval of Members having Percentage Interests representing the Percentage Interests specified in any provision of this Agreement required for any action or approval of the Members, amend such provision; and

(c)  the Managers, without obtaining the consent of any of the Members, (i) may make any amendment to this Agreement to correct typographical errors or eliminate ambiguities or to make any other immaterial change that would not, as determined by the Managers in good faith, be adverse to any Member not consenting thereto, provided that the Managers shall deliver a copy of each such amendment to each Member at least five Business Days prior to the effectiveness thereof, (ii) may amend the provisions of this Agreement relating to the Company’s tax allocations and cash distributions in order either to insure that the Company’s tax allocations satisfy the requirements of Section 704(b)(2) of the Code or to insure that the Company’s tax allocations satisfy the requirements of Section 514(c)(9)(B)(vi) of the Code, provided that such amendment is not reasonably expected to result in a material adverse change to the Company’s distributions to the Members, and (iii) may amend this Agreement as appropriate to enable Persons that are employee benefit plans to invest in the Company through a group trust or other special purpose vehicle that would become a Member in lieu of direct investments by such Persons.

15.2  Certificate of Formation.    On each subsequent change in the Company specified in the Act, the Managers shall to the extent required by the Act cause to be executed and acknowledged an amended certificate of formation pursuant to the provisions of the Act, which will be duly filed as prescribed by Delaware law.

15.3  Delaware Law.    This Agreement and the rights and obligations of the parties hereunder shall be governed by, and construed and interpreted according to, the laws of Delaware (without regard to principles of conflicts of laws) to the extent not preempted by applicable Federal law.

15.4  Counterparts.    This Agreement may be executed in counterparts, and all counterparts so executed shall constitute one agreement that shall be binding on all the parties hereto. Any counterpart of this Agreement that has attached to it separate signature pages which altogether contain the signatures of all Members or their attorneys-in-fact shall for all purposes be deemed a fully executed instrument.

15.5  Binding upon Successors and Assigns.    Subject to and unless otherwise provided in this Agreement, each and all of the covenants, terms, provisions and agreements herein contained shall be binding upon and inure to the benefit of the successors, successors-in-title, heirs and assigns of the respective parties hereto.

15.6  Notices.    Any notice, offer, consent, or demand permitted or required to be made under this Agreement to any party hereto shall be given in writing signed by the Person giving such notice either by (i) personal delivery or (ii) by registered or certified mail, postage prepaid, addressed to that party at the respective address shown on the Company’s books and records, or to such other address as that party shall indicate by proper notice to the Managers, in the same manner as provided above. All notices shall be deemed effective upon receipt or five days after the date of mailing in accordance with the above provisions.

15.7  Severability.    If any provision of this Agreement, or the application thereof, shall for any reason and to any extent be invalid or unenforceable, the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be effected thereby, but shall be enforced to the maximum extent possible under applicable law.

15.8  Entire Agreement.    This Agreement constitutes the entire understanding and agreement of the parties hereto with respect to the subject hereof and supersedes all prior agreements or understandings, written or oral, between the parties with respect thereto.

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15.9  Headings, Etc.    The headings in this Agreement are inserted for convenience of reference only and shall not affect interpretation of this Agreement. Wherever from the context it appears appropriate, each term stated in either the singular or the plural shall include the singular and the plural, and pronouns stated in either the masculine or the neuter genders shall include the masculine, the feminine and the neuter.

15.10  Waiver of Partition.    Except as may otherwise be provided by law in connection with the winding up, liquidation and dissolution of the Company, each Member hereby irrevocably waives any and all rights that it may have to maintain an action for partition of any of the Company’s property.

15.11  Survival of Certain Provisions.    All indemnities and reimbursement obligations made pursuant to this Agreement shall survive dissolution and liquidation of the Company until the expiration of the longest applicable statute of limitations (including extensions and waivers) with respect to the matter for which a party would be entitled to be indemnified or reimbursed, as the case may be.

IN WITNESS WHEREOF, the parties have caused this Agreement to be signed as of the date first above written.

MANAGING MEMBER
Excelsior Buyout Management, LLC

By:
Name:
Title:

MEMBERS

(All Members now and hereafter admitted as Members of the Company pursuant to powers of attorney now and hereafter executed in favor of, and delivered to, the Managing Member

By:
Attorney-in-Fact

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SCHEDULE A

EXCELSIOR BUYOUT INVESTORS, LLC

Schedule of Members

As of             , 20

Name and Address	Capital Contributions	Percentage Interest

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